Annual
report
dated August 31, 1998

Deutsche Top 50 Europe (Class A Shares and Class B Shares) Deutsche European Mid-Cap Fund (Class A Shares and Class B Shares) Deutsche German Equity Fund (Class A Shares and Class B Shares) Deutsche European Bond Fund (Class A Shares and Class B Shares)

                              PRESIDENT'S MESSAGE

Fellow Shareholders:

It is a pleasure to present the first Annual Report of the Deutsche Funds. This report covers the fiscal year period from the Funds' commencement of operations, through August 31, 1998.

By the end of second quarter 1998, the world's financial markets had risen to record new levels, particularly the equity markets. Many of the world's leading stock market indices, such as the Dow Jones Industrial Average (DJIA) in the U.S., the DAX in Germany, the FTSE 100 in Great Britain and the CAC 40 in France, achieved unprecedented highs.

This rise in the world's stock markets, which had continued unabated for six years, saw a sizeable correction, mostly during the last two months of Deutsche Funds' fiscal year. To put this correction in perspective, the DAX fell 17.63%, while the CAC 40 fell 13.13%. The FTSE 100 fell 10.00%. U.S. stocks fared even worse, relative to other world equity markets, falling 15.78% as measured by the DJIA.

The reasons for this decline are now well known. Japan's economic situation, as well as most of Asia's, led to a period of great volatility by the Funds' fiscal year-end. The situation was compounded by the devaluation of Russia's currency, which had a serious effect on the Russian economy. While the Deutsche Funds had no exposure whatsoever to Russian paper, the performance of the Funds was not immune to the impact of these economic situations elsewhere in the world.

Very few mutual fund investments can look good in down-markets. The Deutsche Bank Mutual Fund Group has staked its reputation for 42 years on being among those few. We have always felt that conserving capital in difficult markets should be one of our primary concerns.

During such times, it's worth reiterating why investing internationally continues to make sense. Foreign investing does involve special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Also, emerging markets structures may be less diverse and mature, and their political systems may be less stable. Nevertheless, international investments are where we believe future economic growth will mainly reside. Furthermore, by diversifying internationally, the investor is able to absorb occasional economic downturns that may occur in certain regions, but which might not affect other regions to the same extent.

The following pages provide you with investment reviews from each of the Deutsche Funds' portfolio managers. They detail the events that took place in their respective markets, and the relative impact on the Funds' portfolio performance. These investment reviews include a synopsis of the Funds' major buy-and-sell decisions. You are also able to see in graphic form the performance of each Deutsche Fund, relative to its relevant benchmark index.

So far, the Funds have done well compared to their benchmarks. This underscores the strength of our global expertise, with over 300 investment professionals around the world.

With so many international funds to choose from, the Deutsche Funds are gratified you have looked to us for your international equity or fixed income investments. We will keep you up-to-date on the details of your investment on a regular basis, combined with the highest level of service possible.

Sincerely,

/s/ Brian A. Lee

Brian A. Lee
President
Deutsche Funds, Inc.
October 30, 1998

The Deutsche Funds are not obligations or deposits of any bank and are not insured.

                               INVESTMENT REVIEW

Deutsche Top 50 Europe

Since the inception of Deutsche Top 50 Europe Fund in October 1997, price rose strongly in the European and international equity markets. Following significant corrections in the fall of 1997, and amid the uncertainty in the Asian markets, the markets were able to gain momentum. This momentum was perpetuated by rising corporate profits, continued low inflation and interest rates, and a strong decline in oil prices. Additionally, the positive financial and economic effects resulting from the upcoming introduction of the single European currency, the Euro, has helped to draw special attention and investment in European equities.

The momentum that was experienced throughout most of 1998, however, lost steam most recently, due to the ongoing currency turmoil in the world's emerging markets, especially in Russia, and the fear of a major economic slowdown. As a result, stock prices in Europe, and the rest of the world, have seen major corrections.

However, given the current situation,our long-term outlook on European equities remains positive, especially as interest rates stay low, and corporate restructuring continues to take place.

With respect to the fund itself, we are targeting companies which are well-positioned to take advantage of the introduction of the single European currency. We are focusing on stocks which meet our high standards in terms of management quality, earnings growth and shareholder-oriented information policies.

With the approach of the European Monetary Union ("EMU") and the associated growing importance of the European equity markets, the fund increased the weighting of stocks across Europe and reduced its allocation of German stocks.

Deutsche Top 50 Europe has concentrated on companies which stand out through their restructuring potential in conjunction with their strong value-oriented management strategies. The fund increased its overall holdings in the financial sector due to significant restructuring potential over the next few years, in the form of mergers, as well as internal strategy changes.

The fund bought large positions in the second largest European insurance company, AXA-UAP of France, and Austria's largest bank, BankAustria.

Among German equity positions, the fund's management chose to maintain its holding in SAP. As Europe's leading software producer, SAP has recorded strong growth over the past several years and is likely to gain momentum from new business arising from the transition of the Euro. The holding of SAP, which was by far the single largest position in the portfolio, has provided above average returns versus the market. Mannesmann is the second largest German position, and made a large contribution to the fund's positive results. The cellular telecommunications provider benefited from potentially promising telecommunications activities both in Germany and abroad.

In France, the fund expanded its position in Alcatel. After the flotation of GEC Alsthom in June 1998, and the finalization of the defense deal with Thomson-CSF, Alcatel emerges as a potentially successful, broadly-based telecoms equipment company. We also increased our weighting in the utility sector and added Suez Lyonnaise des Eaux to the portfolio.

During the fiscal year, the fund's investment ratio varied. Against a backdrop of Asian-related market uncertainty, the fund maintained cash at nearly 20% at the end of 1997. With improvement in the investment outlook, the investment ratio was raised significantly during the first quarter of 1998. At the end of March 1998, the fund was again fully invested in equities. From the end of July and onward, we gradually reduced our investment ratio to just below 90% due to the problems in the Russian market.

Value-oriented management concepts are increasingly being implemented by German and other European companies. Taking that into consideration, in addition to the introduction of the EMU, which will become the second-largest equity market in the world, leaves us to believe that Deutsche Top 50 Europe Fund offers attractive investment opportunities.

Deutsche European Mid-Cap Fund

Prices of European equities rose strongly during the last quarter of 1997 through mid-summer 1998. During this time period, many of Europe's major equity indices reached new highs and lead the world in equity market performance. The upward trend in equity prices halted, however, towards the end of July 1998, due to the economic crisis in Russia, and the growing possibility of a worldwide economic slowdown.

Since the inception of Deutsche European Mid-Cap Fund on October 17, 1997, the portion of German stocks versus other European stocks being held in the portfolio was continually reduced. This reallocation of assets on a country-by-country basis will continue to be done in order to more strongly take advantage of opportunities throughout Europe. In addition, companies with above-average earnings and price potential will be favored.

Within the portfolio, and with respect to individual holdings, Fresenius has been one of our top ten holdings for most of the fiscal year. The company's investment in a new dialysis center in the U.S. is expected to boost earnings of the global leader in dialysis products. Profits were taken in the portfolio's largest holding, SAP, Europe's leading software manufacturer, and the position was reduced. After the strong performance of Bayerische Vereinsbank, due to the merger with Bayerische Hypotheken-und Wechselbank, the position was sold. Stronger gains were also recorded by Sixt, an auto rental company, and Porsche.

Companies with ideas and plans for new products, new services or new markets will drive the future development of the German and European economy. Such dynamic firms require sufficient equity capital in order to finance their future growth. At the same time, private and institutional investors in Germany and elsewhere are looking for highly profitable investment opportunities with diversifiable risks. In response, Deutsche Borse launched a new trading segment at the Frankfurt Stock Exchange, the Neuer Markt (or "new market") on March 10th 1997. This brings together growth companies and investors prepared to take a risk. The companies listed in the Neuer Markt are fast-growing companies from future-oriented sectors such as telecommunications, biotechnology, multimedia and environmental technology, but also from traditional sectors with innovative products or services. The portfolio was also able to take advantage of investments in the "new market" with investments in such companies as Aixtron, Qiagen, and MobilCom. Singulus was sold following a strong price increase.

Among the largest European positions were the French consulting and software house of Cap Gemini, the Dutch detergent manufacturer Benckiser, the worldwide provider of computer products Getronics and the major commercial Italian bank Banca di Roma.

The overall rise in the European markets has, up until now, been carried by the blue chips. Growth of small and mid-size stocks has been more restrained, and it is management's opinion that this area of the equity market has considerable upward potential.

Deutsche German Equity Fund

Since the beginning of the fiscal year, until the end of July 1998, prices of German equities rose strongly. During this time period, despite periods of sharp fluctuations, the German equity index, the DAX, was able to break through the 6,000 level for the first time ever.

Deutsche German Equity Fund was able to fully participate in the strong rise experienced by German blue chips, achieving a total return (before sales charge) of 15.68% for Class A Shares for the fiscal year.*

The fund's performance was heavily influenced by our holding in SAP. As Europe's largest software producer, SAP was able to outperform the market and its competitors due in part to its strong product offerings and worldwide distribution. Automotive stocks were also highly weighted in the portfolio, with Daimler-Chrysler as the largest position held at fiscal year-end. During the fiscal year, holdings in Volkswagen and Continental were significantly expanded, and profits were taken in BMW. Mannesman, a leading cellular telecommunications provider benefited, as did Deutsche Telekom, from the strong outlook for telecommunications activities both in Germany and abroad.

Bayerische Vereinsbank, also one of the biggest positions in the portfolio, benefited from the merger announced with Bayerische Hypotheken-und Wechselbank. The price of Metro, due to better than expected earnings growth and a promising internationalization strategy, made a recovery during the latter part of the fiscal year.

After a strong decrease in the DAX in August, we realized the correction was far more severe than expected. Given the market levels at the end of the period, however, it is our opinion that there is no earnings growth scenario in sight, and that German blue chips seem to be attractively valued into the near-term.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was 9.30%. Total return for Class B Shares for the fiscal period ended August 31, 1998, based on net asset value and redemption value was 1.04% and(3.96)%, respectively.

Deutsche European Bond Fund

Deutsche European Bond Fund invests primarily in the fixed income securities of European issuers and fixed income securities denominated in European currencies, or in European Currency Units (ECU). The objective is to seek steady, high income. For the fiscal year ended August 31, 1998, the fund's Class A Shares achieved a total return (before sales charge) of 6.17%.**

The main factor which contributed to the fund's performance came from the generally friendly bond markets, where the trend continued bullish almost uninterruptedly throughout the fiscal year.

The 10-year interest yield in Germany has come down from 5.94% at the beginning of the fiscal year to 4.43% by the end of August; a total of 1.51% lower. Also, most of the European currencies were able to gain against the U.S. dollar, especially the British pound.

In order to better participate in the positive sentiment, the fund's dollar-weighted average maturity was gradually increased from 6.5 years to 7.4 years towards the end of February. From then on, the fund's average maturity was increased to 7.8 years.

At the beginning of the period, the fund took advantage of the ongoing narrowing in the yield differentials of the possible euro candidate currencies like the Italian lira, the Spanish peseta, the Irish punt and ECU towards the Deutsche mark. As this yield convergence took place in expectation of the European Monetary Union, allocation in Spain was sold completely and Italian, Irish and ECU exposures drastically reduced. Positions in the Deutsche mark, and the Danish krone were increased, and a position in the French franc was established. Also, the weight of the British pound in the portfolio was increased in order to participate in the United Kingdom's high yields and strong currency. Allocations in the Greek drachma, the Czech koruna and the Polish zloty were also acquired during the fiscal year but, later partially sold again in Greek drachma, and completely liquidated in Czech koruna and Polish zloty, after a substantial rally in both yields and currencies of those countries.

The significant widening of credit spreads towards the end of the fiscal year hurt performance somewhat. Although the credit quality in the Deutsche European Bond Fund is very high, portfolio asset diversification requirements limit the extent of investments in government bonds and necessitate a certain amount of credit exposure.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was 1.38%. Total return for Class B Shares for the fiscal period ended August 31, 1998, based on net asset value and redemption value was 3.44% and(1.56)%, respectively.

Deutsche Top 50 Europe--Class A

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 Europe (the "Fund") from October 2, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted  Please see Appendix A1.]

TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998 Commencement of Operations (10/2/97) (cumulative) (1.49)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Top 50 Europe--Class B

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 Europe (the "Fund") from March 30, 1998 (inception date) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted  Please see Appendix A2.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

              INCEPTION DATE (3/30/98) (CUMULATIVE)         (11.46)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Mid-Cap Fund--Class A

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche European Mid-Cap Fund (the "Fund") from October 17, 1997 (commencement of operations) to August 31, 1998, compared to the MCSI Europe Index.+

[Graphic representation omitted  Please see Appendix A3.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

            COMMENCEMENT OF OPERATIONS (10/17/97) (CUMULATIVE)  7.50%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Mid-Cap Fund--Class B

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche European Mid-Cap Fund (the "Fund") from March 30, 1998 (inception date) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted  Please see Appendix A4.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

              INCEPTION DATE (3/30/98) (CUMULATIVE)          (4.60)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche German Equity Fund--Class A

Growth of $10,000 Invested in Deutsche* German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche German Equity Fund (the "Fund") from October 17, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Germany Index.+

[Graphic representation omitted  Please see Appendix A5.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

            COMMENCEMENT OF OPERATIONS (10/17/97) (CUMULATIVE)  9.30%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The MSCI Germany Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche German Equity Fund--Class B

Growth of $10,000 Invested in Deutsche German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche German Equity Fund (the "Fund") from March 16, 1998 (inception date) to August 31, 1998, compared to the MSCI Germany Index.+

[Graphic representation omitted  Please see Appendix A6.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

              INCEPTION DATE (3/16/98) (CUMULATIVE)          (3.96)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The MSCI Germany Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Bond Fund--Class A

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche European Bond Fund (the "Fund") from October 17, 1997 (commencement of operations) to August 31, 1998, compared to the J.P. Morgan European Government Bond Index.+

[Graphic representation omitted  Please see Appendix A7.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

            COMMENCEMENT OF OPERATIONS (10/17/97) (CUMULATIVE)   1.38%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.5% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan European Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The J.P. Morgan European Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Bond Fund--Class B

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche European Bond Fund (the "Fund") from June 25, 1998 (inception date) to August 31, 1998, compared to the J.P. Morgan Global Government Bond Index.+

[Graphic representation omitted  Please see Appendix A8.]

TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998
              Inception Date (6/25/98) (cumulative)          (1.56)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan Global Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

**  Total return quoted reflects all applicable sales charges.

+ The J.P. Morgan Global Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

                      STATEMENTS OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.

                                August 31, 1998

                                                                                                Deutsche     Deutsche   Deutsche
                                                                                   Deutsche     European      German    European
                                                                                    Top 50       Mid-Cap      Equity      Bond
                                                                                    Europe        Fund         Fund       Fund
Assets:
Investment in corresponding Deutsche Portfolio, at value                          $4,318,606   $6,601,928   $ 724,384   $ 96,296
Receivable from Manager for expense reimbursement                                     43,813       87,530      46,417     43,294
Receivable for capital shares sold                                                   271,210      454,201      10,004      6,005
Foreign tax reclaim receivable                                                         1,794        1,203         333         --
Other assets                                                                              --           --          --        239
Deferred organization costs                                                           10,283       10,387      10,387     10,387
  Total assets                                                                     4,645,706    7,155,249     791,525    156,221
Liabilities:
Payable for capital shares redeemed                                                   16,072       91,363           2         --
Payable to corresponding Deutsche Portfolio for contributions                        253,928      325,437       8,002         --
Transfer Agent fees payable                                                           11,929       12,211      11,866     11,453
Distribution fees payable                                                              2,485        3,804         338         88
Organization costs payable                                                            12,339       12,339      12,339     12,339
Accrued expenses and other liabilities                                                20,415       21,348      18,928     18,472
 Total liabilities                                                                   317,168      466,502      51,475     42,352
 Net assets                                                                       $4,328,538   $6,688,747   $ 740,050   $113,869
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 250,000,000 shares for each Fund)            361          510          54          9
Paid-in capital                                                                    4,898,578    7,419,238     842,096    111,631
Undistributed (accumulated) net investment income (loss)                              (2,530)      (5,105)         40        175
Undistributed net realized gain (loss) on
investments and foreign currency transactions                                           (794)     127,118       9,904         48
Net unrealized appreciation (depreciation) of investments and foreign currency      (567,077)    (853,014)   (112,044)     2,006
 Net assets                                                                       $4,328,538   $6,688,747   $ 740,050   $113,869
Computation of Net Asset Value, Redemption Price and Offering Price Per Share:
Net assets--Class A                                                               $1,208,144   $2,402,032   $ 461,764   $ 28,425
Shares outstanding--Class A                                                           92,705      168,888      31,937      2,161
Net asset value and redemption price per share--Class A                               $13.03       $14.22      $14.46     $13.15
Offering price per share--Class A                                                     $13.79       $15.05      $15.30     $13.77
Net assets--Class B                                                               $3,120,394   $4,286,715   $ 278,286   $ 85,444
Shares outstanding--Class B                                                          267,845      341,576      22,029      6,663
Net asset value, offering price and redemption price per share--Class B               $11.65       $12.55      $12.63     $12.82

The accompanying notes are an integral part of the financial statements.


                            STATEMENTS OF OPERATIONS

                              Deutsche Funds, Inc.
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                                                Deutsche    Deutsche    Deutsche
                                                                                    Deutsche    European     German     European
                                                                                     Top 50     Mid-Cap      Equity       Bond
                                                                                     Europe       Fund        Fund        Fund
Investment Income:
Investment Income and Expenses allocated from corresponding Deutsche Portfolio:
Dividend income                                                                    $  13,001   $  21,893   $   4,368   $      --
Less: Foreign withholding taxes                                                       (1,195)     (4,328)       (800)         --
 Net dividend income                                                                  11,806      17,565       3,568          --
Interest income                                                                        4,494       3,151         268       1,001
Expenses                                                                             (22,613)   (112,930)    (14,469)     (1,325)
 Net investment loss allocated from corresponding
 Deutsche Portfolio                                                                   (6,313)    (92,214)    (10,633)       (324)
Expenses:
Legal and audit fees                                                                  13,994      13,994      13,992      13,986
Accounting fees                                                                       17,463      16,714      16,807      15,771
Directors' fees and expenses                                                             481         481         481         481
Administration fees                                                                      700         941         276         183
Reports to Shareholders                                                               14,896      14,290      13,981      14,361
Transfer agent fees                                                                   26,890      27,234      26,844      26,409
Registration fees                                                                     36,033      35,992      34,345      34,177
Amortization of organization costs                                                     2,305       2,201       2,201       2,201
Service fees--Class A                                                                    722       1,076         263          34
Service fees--Class B (b)                                                              1,327       1,897         152          26
Distribution fees--Class B (b)                                                         4,019       5,740         459          79
 Total expenses                                                                      118,830     120,560     109,801     107,708
Less: Expense reimbursement                                                         (124,129)   (208,350)   (121,110)   (108,642)
 Net expense reimbursement in excess of total expenses                                (5,299)    (87,790)    (11,309)       (934)
   Net investment income (loss)                                                       (1,014)     (4,424)        676         610
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
allocated from corresponding Deutsche Portfolio:
Net realized gain (loss) on:
 Investments                                                                          17,665     163,394      11,326         559
 Foreign currency transactions                                                        (2,508)     (4,842)       (782)         77
Net change in unrealized appreciation/depreciation on:
 Investments                                                                        (567,354)   (852,403)   (111,993)      2,003
 Foreign currency translations                                                           277        (611)        (51)          3
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency allocated from corresponding
Deutsche Portfolio                                                                  (551,920)   (694,462)   (101,500)      2,642
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                                    $(552,934)  $(698,886)  $(100,824)  $   3,252
(a) Commencement of operations:                                                      10/2/97    10/17/97    10/17/97    10/17/97
(b) Inception date                                                                   3/30/98     3/30/98     3/16/98     6/25/98
The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

                                                                                           Deutsche     Deutsche     Deutsche
                                                                              Deutsche     European      German     European
                                                                               Top 50       Mid-Cap      Equity       Bond
                                                                               Europe        Fund         Fund        Fund
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)                                                 $   (1,014)  $   (4,424)  $     676   $     610
Net realized gain on investments and foreign currency
transactions allocated
from corresponding Deutsche Portfolio                                            15,157      158,552      10,544         636
Net change in unrealized appreciation/depreciation on
investments and foreign currency translations allocated from
corresponding Deutsche Portfolio                                               (567,077)    (853,014)   (112,044)      2,006
Net increase (decrease) in net assets resulting from operations                (552,934)    (698,886)   (100,824)      3,252
Distributions to Shareholders:
Dividends from net investment income:
Class A                                                                              --           --          --        (203)
Class B                                                                              --           --          --        (400)
   Total distributions                                                               --           --          --        (603)
Capital Share Transactions: Class A
Net proceeds from shares sold                                                 1,500,448    2,861,890     638,075      25,533
Net proceeds from distributions reinvested                                           --           --          --         202
Net cost of shares redeemed                                                    (148,736)    (281,385)   (128,511)     (9,296)
Net increase in net assets resulting from capital share
transactions--Class A                                                         1,351,712    2,580,505     509,564      16,439
Capital Share Transactions: Class B(b)
Net proceeds from shares sold                                                 3,652,990    4,950,740     320,200      83,269
Net proceeds from distributions reinvested                                           --           --          --         401
Net cost of shares redeemed                                                    (134,341)    (154,723)         (1)         --
Net increase in net assets resulting from capital share
transactions -- Class B                                                       3,518,649    4,796,017     320,199      83,670
  Total increase in net assets                                                4,317,427    6,677,636     728,939     102,758
                                                                             Net Assets:
Beginning of period                                                              11,111       11,111      11,111      11,111
End of period(c)                                                             $4,328,538   $6,688,747   $ 740,050   $ 113,869


Capital Shares -- Class A
Shares outstanding, beginning of period                                             889          889         889         889
Shares sold                                                                     102,366      185,654      39,304       1,985
Reinvestment of distributions                                                        --           --          --          16
Shares redeemed                                                                 (10,550)     (17,655)     (8,256)       (729)
  Shares outstanding, end of period                                              92,705      168,888      31,937       2,161
Capital Shares -- Class B(b)
Shares outstanding, beginning of period                                              --           --          --          --
Shares sold                                                                     278,086      353,382      22,029       6,631
Reinvestment of distributions                                                        --           --          --          32
Shares redeemed                                                                 (10,241)     (11,806)         --          --
 Shares outstanding, end of period                                              267,845      341,576      22,029       6,663

(a) Commencement of operations:                                                 10/2/97     10/17/97    10/17/97    10/17/97
(b) Inception date:                                                             3/30/98      3/30/98     3/16/98     6/25/98
(c) Includes undistributed (accumulated) net investment income (loss) of:    $   (2,530)  $   (5,105)  $      40   $     175
The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.
                                                                                           Deutsche    Deutsche    Deutsche
                                                                                 Deutsche   European     German     European
                                                                                  Top 50    Mid-Cap     Equity       Bond
                                                                                  Europe     Fund        Fund        Fund
Net asset value at beginning of period                                            $12.50   $  12.50   $   12.50   $   12.50
Investment operations:
  Net investment income                                                             0.02       0.01        0.02        0.19
  Net realized and unrealized gain on investments and
   foreign
currency allocated from corresponding
  Deutsche Portfolio                                                                0.51       1.71        1.94        0.58
  Increase from investment operations                                               0.53       1.72        1.96        0.77
Distributions to Shareholders:
  Dividends from net investment income                                                --         --          --       (0.12)
  Total distributions                                                                 --         --          --       (0.12)
Net asset value at end of period                                                  $13.03   $  14.22   $   14.46   $   13.15
Total Return (based on net asset value)(c)*                                         4.24%     13.76%      15.68%       6.17%
Ratios and Supplemental Data:
  Net assets, end of period (000's)                                               $1,208   $  2,402   $     462   $      28
  Ratios to average net assets:
  Expenses(b)**                                                                     1.60%      1.60%       1.60%       1.30%
  Net investment income (b)**                                                       0.50%      0.23%       0.75%       2.67%

(a) Commencement of operations:                                                    10/2/97    10/17/97    10/17/97   10/17/97
(b) Includes the Fund's allocated portion of the corresponding Deutsche

 Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

   Expenses to average net assets**                 16.53%    18.86%    73.61%    454.22%
   Net investment loss to average net assets**    (14.43)%  (17.03)%  (71.26)%  (450.25)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
**  Annualized
 The accompanying notes are an integral part of the financial statements.

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.
            For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

                                                                                        Deutsche   Deutsche   Deutsche
                                                                             Deutsche   European    German    European
                                                                              Top 50     Mid-Cap    Equity      Bond
                                                                               Europe      Fund       Fund       Fund
Net asset value at beginning of period                                         $ 12.50   $  12.50   $  12.50   $  12.50
Investment operations:
 Net investment income (loss)                                                    (0.01)     (0.02)     (0.01)      0.08
 Net realized and unrealized gain (loss) on investments and foreign currency
allocated from corresponding
 Deutsche Portfolio                                                              (0.84)      0.07       0.14       0.35
 Increase (decrease) from investment operations                                  (0.85)      0.05       0.13       0.43
Distributions to Shareholders:
 Dividends from net investment income                                               --         --         --      (0.11)
 Total Distributions                                                                --         --         --      (0.11)
Net asset value at end of period                                               $ 11.65   $  12.55   $  12.63   $  12.82
Total Return (based on net asset value)(c)*                                     (6.80)%      0.40%      1.04%      3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                            $  3,120   $  4,287   $    278   $     85
Ratios to average net assets:
 Expenses(b)**                                                                    2.35%      2.35%      2.35%      2.05%
 Net investment income (loss)(b)**                                              (0.46)%    (0.70)%    (0.19)%      2.38%
(a) Inception date:                                                             3/30/98    3/30/98    3/16/98    6/25/98
(b) Includes the Fund's allocated portion of the corresponding Deutsche
 Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

   Expenses to average net assets**                 17.28%    19.61%    74.36%    454.97%
   Net investment loss to average net assets**    (15.39)%  (17.96)%  (72.20)%  (450.54)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
**  Annualized
 The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.

                                August 31, 1998

Note 1--Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively, the "Funds"). The accompanying financial statements and notes thereto relate to four of these Funds: Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), and Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds"); and Deutsche European Bond Fund ("European Bond Fund").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of four of the corresponding Portfolios, including their portfolio of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company serves as Administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") serves as distributor to the Funds (the "Distributor").

Each Fund recognizes daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization costs. Each Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. As of August 31, 1998, Class B Shares of the Global Bond Fund have not been sold to the public. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds commenced operations during October 1997.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of August 31, 1998 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Fund                      Percentage                Portfolio
Top 50 Europe             22.99%       Top 50 Europe Portfolio (US Dollar)
European Mid-Cap Fund     56.88%       Provesta Portfolio (US Dollar)
German Equity Fund        17.98%       Investa Portfolio (US Dollar)
European Bond Fund         1.46%       European Bond Portfolio (US Dollar)
Investment Income, Expenses and Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolios on a daily basis. The investment income, expenses, realized and unrealized gains and losses are allocated daily to the investors of the Portfolio based upon the amount of their investment in the Portfolio. The company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset value.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no provision for federal income and excise tax is required.

Capital losses incurred after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and elected to defer their capital losses incurred after October 31, 1997:

                               Foreign Currency    Capital Loss
             Fund               Loss Deferred        Deferred
Top 50 Europe                    $2,530            $694
European Mid-Cap Fund            $5,105            $ --
German Equity Fund               $  912            $ --
European Bond Fund               $   --            $ --
Distributions to Shareholders

Dividends from net investment income of the Funds are declared and paid at least annually and, in the case of the European Bond Fund, monthly. Capital gains of each Fund, if any, are distributed at least annually. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividends distributions to shareholders on ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected. During the period ended August 31, 1998, the following Funds reclassified permanent book and tax differences to increase (decrease) the following accounts:

                                                  Undistributed Net
                                                    Realized Gains
                                                 on Investments and
                               Undistributed Net   Foreign Currency    Paid-in
            Fund               Investment Income     Transactions      Capital
Top 50 Europe                  $(1,516)             $(15,951)         $17,467
European Mid-Cap Fund          $  (681)             $(31,434)         $32,115
German Equity Fund             $  (636)             $   (640)         $ 1,276
European Bond Fund             $   168              $   (588)         $   420

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and will be reimbursed by the Funds. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company ("Federated") as Administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated in its capacity as Operations Agent for the Portfolio Trust and Administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares of the Funds are subject to the Distribution Plan and Class A Shares and Class B Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity that is principally intended to result in the sale of Class B Shares of the Fund. Under the Service Plan, each Fund will pay to DFM, for the provision of certain services to the holders of Class A Shares and Class B Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average daily net assets of Class A Shares and of Class B Shares of the Equity Funds, and the European Bond Fund, respectively.

For the period ended August 31, 1998, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                                      Portfolio    Fund     Total
Top 50 Europe Fund                    $ 5,299    $118,830  $124,129
European Mid-Cap Fund                 $87,790    $120,560  $208,350
German Equity Fund                    $11,309    $109,801  $121,110
European Bond Fund                    $   934    $107,708  $108,642

Note 4--Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

Note 5--Subsequent Event
On September 1, 1998, the Funds commenced an offering of Class C Shares to the public.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Deutsche Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Top 50 Europe Fund, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund and Deutsche European Bond Fund (four of the eleven funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at August 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
October 16, 1998

1998 Federal Tax Notice (Unaudited)

For the year ended August 31, 1998, the European Mid-Cap Fund has elected, pursuant to Section 853 of the Internal Code, to pass through foreign taxes of $4,328 to its shareholders.The European Mid-Cap Fund generated net foreign source income of $58,993 with respect to this election.

                            PORTFOLIO OF INVESTMENTS

                      Top 50 Europe Portfolio (US Dollar)

                                August 31, 1998

    Market
    Shares                      Description                     Value
                Common Stocks--86.9%
 Austria--1.1%
         3,800  Bank Austria AG                               $  208,328
 Denmark--0.9%
         1,870  Coloplast A/S - B Shares                         165,672
 France--25.7%
         5,500  Alcatel Alsthom                                  888,372
        22,000  Alstom*                                          513,488
         5,750  Axa                                              690,486
         3,000  Elf-Aquitaine                                    306,469
         1,750  Groupe Danone                                    475,645
         1,602  L'Air Liquide                                    221,909
         4,300  Paribas                                          373,818
         4,500  Suez Lyonnaise des Eaux                          745,877
         1,230  Total SA - B Shares                              123,364
         2,400  Vivendi                                          491,163
                Total                                          4,830,591
Germany--27.9%
         3,002  Altana AG                                        190,679
         8,582  BASF AG                                          343,124
         9,461  Bayer AG                                         355,197
            70  Buderus AG                                        31,759
         2,113  Deutsche Pfandbrief-und Hypothekenbank AG        159,377
         2,036  Duerr AG                                          66,970
         4,372  Fresenius Medical Care AG                        215,711
         6,265  Gehe AG                                          384,790
        14,602  Hoechst AG                                       597,893
         7,040  Mannesmann AG                                    634,810
           559  Rhoen-Klinikum AG                                 52,308
         1,274  SAP AG                                           661,096
         3,967  Schering AG                                      382,459
         3,208  SGL Carbon AG                                    283,813
         7,793  Siemens AG                                       506,039
         7,462  Veba AG                                          376,126
                Total                                          5,242,151
   Italy--1.0%
        34,900  ENI SpA                                          182,509
   Netherlands--6.4%
        13,420  Elsevier NV                                      165,234
        10,071  ING Groep NV                                     593,171
         8,024  Koninklijke Ahold NV                             235,899
         2,706  Unilever NV                                      186,850
           148  Wolters Kluwer NV                                 24,440
                Total                                          1,205,594

                       Top 50 Europe Portfolio (US Dollar)

                                     Market
Shares                            Description                        Value
Common Stocks--continued
Norway--1.8%
  12,400         Tomra Systems ASA                                $   334,698
Sweden--7.3%
  10,480         AGA AB-A                                             145,782
  25,260         AGA AB-B                                             345,133
  10,830         Getinge Indutrier AB-B                               184,799
  4,245          Hoganas AB-B                                          74,534
  5,160          Securitas AB-B                                       264,144
  15,200         Telefonaktiebolaget LM Ericsson                      354,279
                 Total                                              1,368,671
Switzerland--7.8%
  2,280          Credit Suisse Group                                  399,682
  325            Novartis AG                                          505,446
  280            Roche Holding AG                                     289,759
  121            Schweizerische Rueckversicherungs-Gesellschaft       267,838
                 Total                                              1,462,725
United Kingdom--7.0%
  35,000         General Electric Co. plc                             241,867
  32,000         Lloyds TSB Group plc                                 393,975
  38,900         Rentokil Initial plc                                 234,889
  23,600         Reuters Group plc                                    197,526
  70,400         Siebe plc                                            251,940
                 Total                                              1,320,197
                 Total Common Stocks (Cost--$17,431,201)           16,321,136
Preferred Stocks--3.1%
Germany--3.1%
  825            Fresenius AG                                         122,349
  196            Rhoen-Klinikum AG                                     17,896
  786            SAP AG                                               445,755
                 Total                                                586,000
                 Total Preferred Stocks (Cost--$478,293)              586,000
                 Total Investments--90.0% (Cost--$17,909,494)      16,907,136
                 Other assets in excess of liabilities--10.0%       1,874,740
                 Total Net Assets--100.0%                         $18,781,876
                     Notes to the Portfolio of Investments:

* Non-income producing security.
  The accompanying notes are an integral part of the financial statements.

                      Top 50 Europe Portfolio (US Dollar)
Industry sector diversification of the Top 50 Europe Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                              Percentage of
Industry Sector                Net Assets
Chemicals                         12.2%
Industrial--Diversified            9.3%
Pharmaceuticals                    7.3%
Financial Services                 6.7%
Banking                            6.2%
Computer Software & Processing     5.9%
Electrical Equipment               5.3%
Commercial Services                5.3%
Telephone Systems                  4.7%
Insurance                          4.6%
Beverages, Food & Tobacco          3.5%
Heavy Machinery                    3.1%
Electric Utilities                 2.7%
Oil & Gas                          2.6%
Health Care Providers              2.2%
Wholesalers                        2.0%
Communications                     1.9%
Medical Supplies                   1.9%
Food Retailers                     1.2%
Media--Broadcasting & Publishing   1.0%
Metals                             0.4%
 Total                            90.0%

The accompanying notes are an integral part of the financial statements.

                             PORTFOLIO OF INVESTMENTS

                         Provesta Portfolio (US Dollar)
                                August 31, 1998

                                                               Market
    Shares                      Description                    Value
                Common Stocks--74.2%
France--4.2%
           291  Banque Nationale de Paris                     $ 19,220
         5,225  Business Objects SA--ADR*                       46,372
         1,000  Cap Gemini SA                                  157,294
           242  Compagnie Financiere de Paribas*                20,363
           115  Dassault Systems SA                              5,932
            90  Rhone-Poulenc SA                                 4,544
           650  Sanofi SA                                       72,888
         2,800  Schneider SA                                   166,698
                Total                                          493,311
Germany--54.7%
           500  1&1 Aktiengesellschaft & Co. KGaA*              50,190
           200  A. Friedrich Flender AG*                        33,460
         1,000  Adidas AG                                      117,961
         1,600  ADOLF AHLERS AG                                 33,573
         1,500  Aixtron AG                                     242,443
         3,475  Altana AG                                      220,723
           310  AVA Allgemeine Handels der Verbraucher*        109,879
            50  Axa Colonia Konzern AG                           5,671
            90  Barmag AG                                       27,817
           150  BDAG Balcke-Duerr AG*                           25,861
         1,050  Beiersdorf AG                                   55,975
         2,350  BERLINER ELEKTRO Holding AG                     34,651
         1,800  BERU AG                                         40,628
         2,900  BHF-Bank AG                                    105,257
           100  CeWe Color Holding AG                           19,622
         8,000  Continental AG                                 214,144
           160  DBV-Winterthur Holding AG                       60,795
         2,600  Degussa AG                                     129,019
         1,950  Deutsche Babcock AG*                           106,718
         1,768  Deutsche Pfandbrief-und Hypothekenbank AG      133,355
         1,900  Duerr AG                                        62,496
           700  Escada AG                                       93,291
        10,500  FAG Kugelfischer Georg Schaefer AG             139,936
           400  Felten & Guilleaume Energietechnik AG           66,920
           275  Fresenius AG                                    38,989
         2,000  Fresenius Medical Care AG                       98,679
         1,500  Fried.Krupp AG Hoesch-Krupp                    216,923
            15  Fuchs Petrolub AG Oel & Chemie*                  1,616
         4,925  Gehe AG                                        302,488
         2,000  Gerresheimer Glas AG                            32,099
           155  Gesco Industrie Holding AG                       3,499
           120  Gold-Zack AG*                                   31,985

                               Provesta Portfolio (US Dollar)

                                     Market
   Shares                        Description                       Value
               Common Stocks--continued
               Germany--continued
        1,475  Heidelberger Druckmaschinen AG                    $  102,053
        1,125  Henkel KGaA                                           77,518
          520  Hornbach Baumarkt AG                                  20,053
        2,050  Hucke AG                                              30,227
        4,750  IWKA AG                                               91,859
          525  Kali und Salz Beteiligungs AG*                        61,929
        1,800  Kiekert AG                                            72,988
        1,700  Kloeckner-Werke AG*                                  101,713
        1,825  KM Europa Metal AG                                    98,945
          150  Krones AG*                                             5,529
          425  Leonische Drahtwerke AG                              136,179
          200  MAN AG                                                58,924
        2,000  Mannesmann AG                                        180,344
          280  Mannheimer Versicherung AG                           155,617
        8,750  Metallgesellschaft AG                                145,147
          700  MobilCom AG                                          184,597
        5,900  Norddeutsche Affinerie AG*                            71,604
           44  Nuernberger Beteiligungs AG B                         50,655
           18  Nuernberger Beteiligungs AG                           22,254
        4,225  Phoenix AG                                            98,239
          225  Plettac AG                                            24,244
        2,000  Praktiker Bau-und Heimwerkermaerkte AG                24,953
          400  Rhoen-Klinikum AG                                     37,430
          700  SAP AG                                               363,239
        2,825  Schering AG                                          272,359
        1,000  Schlott AG                                            21,267
        1,850  SGL Carbon AG                                        163,670
        5,500  SKW Trostberg AG                                     162,196
          255  Springer (Axel) Verlag AG                            157,631
          500  Tarkett AG                                            10,775
        3,250  Teldafax AG*                                         137,867
          210  Varta AG                                              34,597
          500  Verseidag AG                                          63,801
          220  Wella AG                                             169,058
        1,100  WMF-Wuerttembergische Metallwarenfabrik AG            19,651
        8,000  Wuensche AG*                                          67,147
               Total                                              6,352,922
Ireland--0.1%
          160  CBT Group plc--ADR*                                    7,520
  Italy--3.7%
      164,500  Banca di Roma*                                       318,262
          500  Banca Popolare di Bergamo Credito Varesino SpA        10,607
        1,275  Banca Popolare di Brescia                             29,108

                               Provesta Portfolio (US Dollar)

                                                                  Market
    Shares                       Description                      Value
                Common Stocks--continued
                Italy--continued
         3,900  Banca Popolare di Milano                        $   28,536
         5,000  Banca Popolare di Novara                            37,604
                Total                                              424,117
                Netherlands--8.5%
         1,750  ASM Lithography Holding NV*                         34,739
         3,144  Benckiser NV B (Deutschemark)                      180,977
           556  Benckiser NV B (Netherlands Guilder)                31,714
           400  Equant NV*                                          16,643
         6,400  Getronics NV                                       326,457
         2,357  Nutreco Holding NV                                  84,100
         2,875  Qiagen NV*                                         142,177
         2,500  Unilever NV                                        172,626
                Total                                              989,433
Portugal--0.7%
         6,350  Banco Mello SA                                      75,754
   Spain--1.4%
         3,750  Argentaria SA                                       71,877
         1,275  Banco Popular Espanol SA                            85,917
                Total                                              157,794
                Switzerland--0.9%
            73  Baloise Holdings Ltd.                               55,731
             2  Lindt & Spruengli AG                                48,406
                Total                                              104,137
                Total Common Stocks (Cost--$9,522,527)           8,604,988
                Preferred Stocks--19.0%
Germany--19.0%
           675  Axa Colonia Konzern AG                              56,655
           365  BERLINER ELEKTRO Holding AG                          4,864
         1,350  Draegerwerk AG                                      23,740
           250  Dyckerhoff AG                                       85,068
            40  EDDING AG                                           11,229
           300  Fielmann AG                                         10,957
         1,500  Fresenius AG                                       222,452
           325  Fuchs Petrolub AG Oel & Chemie                      32,808
           370  JADO Design Armatur & Beschlag AG*                   1,574
           650  Jungheinrich AG                                    110,588
           350  Krones AG                                           12,902
           125  MAN AG                                              26,300
           200  Marschollek, Lautenschlaeger und Partner AG        100,947
         4,350  Metro AG                                           170,221
           129  Porsche AG                                         278,001
         4,900  Prosieben Media AG                                 255,657
           625  Rhoen-Klinikum AG                                   57,066

                               Provesta Portfolio (US Dollar)

                                     Market
     Shares                          Description                        Value
Preferred Stocks--continued
Germany--continued
  425        SAP AG                                             $   241,025
  1,700      Sixt AG*                                               321,046
  125        Sto AG                                                  41,471
  125        Wella AG                                               113,424
  2,000      WMF-Wuerttembergische Metallwarenfabrik AG              29,944
               Total Preferred Stocks (Cost--$2,266,166)          2,207,939
Warrants--0.1%
Germany--0.1%
  100        Continental AG (Exp. Date: 7/6/00)*                     15,482
             Total Warrants (Cost--$19,114)                          15,482
             Total Investments--93.3% (Cost--$11,807,807)        10,828,409
             Other assets in excess of other liabilities--6.7%      777,654
             Total Net Assets--100.0%                           $11,606,063
                             Notes to the Portfolio of Investments:

* Non-income producing security.
ADR -- American Depository Receipt
The accompanying notes are an integral part of the financial statements.

                         Provesta Portfolio (US Dollar)
Industry sector diversification of the Provesta Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                               Percentage of
Industry Sector                  Net Assets
Industrial--Diversified           9.2%
Banking                           7.9%
Automotive                        7.4%
Computer Software & Processing    7.2%
Heavy Machinery                   7.1%
Pharmaceuticals                   4.9%
Chemicals                         4.5%
Health Care Providers             3.9%
Media--Broadcasting & Publishing  3.6%
Insurance                         3.5%
Textiles, Clothing & Fabrics      3.5%
Commercial Services               2.9%
Household Products                2.9%
Cosmetics & Personal Care         2.9%
Retailers                         2.9%
Computers & Information           2.8%
Telephone Systems                 2.8%
Beverages, Food & Tobacco         2.6%
Wholesalers                       2.6%
Metals                            1.5%
Financial Services                1.3%
Medical & Bio-Technology          1.2%
Electrical Equipment              1.2%
Building Materials                1.2%
Advertising                       0.4%
Electronics                       0.3%
Oil & Gas                         0.3%
Containers & Packaging            0.3%
Medical Supplies                  0.2%
Consumer Services                 0.2%
Entertainment & Leisure           0.1%
 Total                           93.3%

The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                         Investa Portfolio (US Dollar)
                                August 31, 1998

                                                               Market
     Shares                      Description                   Value
Common Stocks--88.2%
Germany--88.2%
Automotive--16.3%
  4               Bayerische Motoren Werke AG--New*           $  2,926
  10              Bayerische Motoren Werke AG                    7,429
  975             Chrysler Corp.                                44,119
  1,845           Continental AG                                49,387
  4,100           Daimler-Benz AG                              369,705
  2,523           Volkswagen AG                                181,430
                  Total                                        654,996
Banking--15.3%
  2,900           Bayerische Hypotheken-und Wechsel-Bank AG    164,793
  2,201           Bayerische Vereinsbank AG                    167,887
  450             BHF-Bank AG                                   16,333
  4,530           Commerzbank AG                               131,021
  3,000           Dresdner Bank AG                             134,917
                  Total                                        614,951
Chemicals--13.5%
  2,900           BASF AG                                      115,947
  3,450           Bayer AG                                     129,524
  886             Degussa AG                                    43,966
  6,200           Hoechst AG                                   253,865
                  Total                                        543,302
Communications--3.6%
  5,530           Deutsche Telekom AG                          146,459
Computer Software & Processing--5.8%
  450             SAP AG                                       233,513
Electric Utilities--5.6%
  3,190           RWE AG                                       152,870
  1,420           Veba AG                                       71,576
                  Total                                        224,446
Electrical Equipment--4.9%
  3,050           Siemens AG                                   198,052
Heavy Construction--0.5%
  509             Hochtief AG                                   19,485
Household Products--1.3%
  770             Henkel KGaA                                   53,057
                  Industrial--Diversified--10.5%
  70              Linde AG                                      40,889
  2,275           Mannesmann AG                                205,141
  162             Preussag AG                                   54,665
  300             Thyssen AG                                    56,315
  105             Viag AG                                       65,800
                  Total                                        422,810

                         Investa Portfolio (US Dollar)

                                                                                        Market
     Shares                                  Description                                Value
                            Common Stocks--continued
                   Germany--continued
Insurance--5.2%
  100              Allianz AG                                                         $   28,696
  18               Muenchener Rueckversicherungs-Gesellschaft AG - New*                    6,931
  451              Muenchener Rueckversicherungs-Gesellschaft AG                         174,821
                   Total                                                                 210,448
Oil & Gas--0.4%
  195              Royal Dutch Petroleum Co.--(Deutschemark)                               8,643
  205              Royal Dutch Petroleum Co.--(Netherlands Guilder)                        9,126
                   Total                                                                  17,769
                   Pharmaceuticals--1.8%
  772              Schering AG                                                            74,429
Retailers--1.8%
  1,291            Metro AG                                                               72,849
Textiles, Clothing & Fabrics--1.7%
  577              Adidas Salomon AG                                                      68,063
                   Total Common Stocks (Cost--$3,518,316)                              3,554,629
                   Preferred Stocks--7.2%
Germany--7.2%
Automotive--0.4%
  9                Bayerische Motoren Werke AG - New*                                      3,981
  28               Bayerische Motoren Werke AG                                            12,703
                   Total                                                                  16,684
Building Materials - 0.7%
  79               Dyckerhoff AG                                                          26,881
Computer Software & Processing--3.4%
  240              SAP AG                                                                136,108
Household Products--0.2%
  120              Henkel KGaA                                                             9,596
                   Industrial--Diversified--1.3%
  252              MAN AG                                                                 53,021
Retailers--1.2%
  1,200            Metro AG                                                               46,957
                   Total Preferred Stocks (Cost--$245,102)                               289,247
Warrants--4.9%
Germany--4.9%
Automotive--0.4%
  92               Continental AG (Exp. Date: 7/6/00; Strike Price DEM 19.90)*            14,244
Banking --1.0%
  800              Commerzbank AG (Exp. Date: 6/15/00; Strike Price DEM 55.00)*            7,713
  2,000            Dresdner Bank AG (Exp. Date: 4/30/02; Strike Price DEM 55.00)*         34,254
                   Total                                                                  41,967
Chemicals--0.4%
  70               BASF Finance Europe (Exp. Date: 4/9/01; Strike Price DEM 30.80)*       15,482
Electric Utilities--0.3%
  1,180            Veba AG (Exp. Date: 6/7/99; Strike Price DEM 37.90)*                   13,384

                         Investa Portfolio (US Dollar)

                                                                                                                 Market
     Shares       Description                                                                                     Value
                   Warrants--continued
                   Germany--continued
Insurance--2.8%
  43,500           Allianz AG (Exp. Date: 6/30/99; Strike Price 294.72)*                                       $   57,974
  420              Allianz AG (Exp. Date: 6/30/99; Strike Price 294.70)*                                           55,022
  18               Muenchener Rueckversicherungs-Gesellschaft AG (Exp. Date 6/3/02; Strike Price DEM 635.00)*         730
                   TOTAL                                                                                          113,726
                   Total Warrants (Cost--$271,004)                                                                198,803
                   Total Investments--100.3% (Cost--$4,034,422)                                                 4,042,679
                   Liabilities in excess of other assets--(0.3)%                                                  (14,104)
                   Total Net Assets--100.0%                                                                    $4,028,575
                   Notes to the Portfolio of Investments:

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                      European Bond Portfolio (US Dollar)
                                August 31, 1998

                  Par                                                          Market
Currency         Value    Description                                           Value
Corporate Debt--22.1%
Austria--3.6%
                          Oesterreichische Postsparkasse AG
  DEM            400,000  5.250% Due 11/11/02                                $  236,602
Denmark--0.1%
                          Nykredit AS
  DKK             42,901  6.000% Due 10/01/26                                     6,318
Multinational--3.7%
                          World Bank
  DEM            400,000  5.875% Due 11/10/03                                   245,109
Netherlands--3.0%
                          Commerzbank Overseas Finance
  ITL        120,000,000  10.800% Due 04/14/00                                   75,747
                          LB Schleswig-Holsteinische Finance
  DEM            200,000  5.625% Due 07/30/07                                   120,399
                          Total                                                 196,146
Sweden--1.1%
                          Swedish Export Credit
  ITL        120,000,000  10.750% Due 06/09/00                                   76,333
United Kingdom--9.2%
                          National Grid Co. plc
 GBP             170,000  8.000% Due 03/29/06     316,507
                          Sudwest LB Capital Markets
  DEM            500,000  4.625% Due 02/17/03                                   291,782
                          Total                                                 608,289
United States--1.4%
                          KFW International Finance
  GBP             50,000  7.250% Due 07/23/07                                    92,084
                          Total Corporate Debt (Cost--$1,397,116)             1,460,881
Mortgage Backed Securities--4.0%
Denmark--4.0%
                          Nykredit AS
  DKK          1,800,000  6.000% Due 10/01/29                                   260,378
                          Total Mortgage Backed Securities (Cost--$262,944)     260,378
Sovereign Debt Obligations--65.3%
Austria--4.4%
                          Republic of Austria International Bond
  DEM            500,000  4.300% Due 07/15/03                                   288,663
Belgium--4.2%
                          Kingdom of Belgium International Bond
  DEM            450,000  6.250% Due 10/06/03                                   279,448

                            European Bond Portfolio

                   Par                                                          Market
Currency          Value    Description                                          Value
Sovereign Debt Obligations--continued
Denmark--9.6%
                           Kingdom of Denmark
  DKK           1,000,000  7.000% Due 12/15/04                                  $  167,808
  DKK           2,700,000  7.000% Due 11/15/07                                     466,269
                           Total                                                   634,077
Finland--3.5%
                           Finland International Bond
  FRF           1,200,000  7.000% Due 06/15/04                                     233,505
France--4.3%
                           French Treasury Bill
    ECU           250,000  4.500% Due 07/12/02                                     285,676
Germany--17.5%
                           Deutschland Republic
  DEM             725,000  6.000% Due 09/15/03                                     450,016
  DEM             825,000  6.000% Due 07/04/07                                     530,802
  DEM             250,000  6.500% Due 07/04/27                                     173,255
                           Total                                                 1,154,073
Great Britain--7.1%
                           United Kingdom Gilts
  GBP             245,000  7.750% Due 09/08/06                                     471,346
Greece--3.7%
                           Hellenic Republic Bond
  GRD          40,000,000  9.800% Due 03/21/00                                     125,585
  ECU             100,000  5.750% Due 03/31/08                                     116,677
                           Total                                                   242,262
Ireland--1.8%
                           Irish Gilt
    IEP            75,000  6.250% Due 10/18/04                                     116,728
Norway--3.8%
                           Norwegian Government
  NOK           2,000,000  5.750% Due 11/30/04                                     251,202
Spain--4.2%
                           Spanish Government International Bond
  DEM             450,000  5.750% Due 01/03/07                                     277,406
Sweden--1.2%
                           Kingdom of Sweden International Bond
  ITL         120,000,000  10.000% Due 02/08/01                                     77,917
                           Total Sovereign Debt Obligations (Cost--$4,147,361)   4,312,303

                            European Bond Portfolio

                 Par                                                                    Market
Currency        Value      Description                                                   Value
U.S. Government Agency Obligations--4.4%
United States--4.4%
                           Federal National Mortgage Association--Global
  DEM             500,000  5.000% Due 02/16/01                                        $  291,357
                           Total U.S. Government Agency Obligations (Cost--$281,985)     291,357
                           Total Investments--95.8% (Cost--$6,089,406)                 6,324,919
                           Other assets in excess of liabilities--4.2%                   274,927
                           Total Net Assets--100.0%                                   $6,599,846

Notes to the Portfolio of Investments:
Currency abbreviations defined:
DEM--German Deutschemark
DKK--Denmark Krona
ECU--European Currency Unit
FRF--French Franc
GBP--Great Britain Pound
GRD--Greek Drachma
IEP--Irish Pound
ITL--Italian Lira
NOK--Norwegian Krona
The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                              Deutsche Portfolios
                                August 31, 1998

                                                                               Top 50                                 European
                                                                               Europe       Provesta      Investa       Bond
                                                                             Portfolio     Portfolio     Portfolio    Portfolio
                                                                            (US Dollar)   (US Dollar)   (US Dollar)  (US Dollar)
Assets:
Investments, at value                                                       $16,907,136   $10,828,409   $4,042,679   $6,324,919
Cash                                                                          1,701,611       553,625       94,755       81,910
Foreign currency                                                                     --        79,648           --           --
Dividends receivable                                                             18,044           610           35           --
Interest receivable                                                               7,960         1,447          529      188,938
Receivable for investments sold                                                      --            --           --      106,505
Receivable for Investors' Beneficial Interest for contributions                 308,624       399,037        4,991           --
Unrealized appreciation on forward foreign currency contracts                        --            --           --        1,825
Deferred organization costs                                                      53,848        54,390       54,390       54,390
 Total assets                                                                18,997,223    11,917,166    4,197,379    6,758,487
Liabilities:
Payable for investments purchased                                                    --        79,200           --           --
Investment management fees payable                                               87,638        31,021       21,527       21,836
Organization costs payable                                                       65,414        65,414       65,414       65,414
Accrued expenses and other liabilities                                           62,295       135,468       81,863       71,391
 Total liabilities                                                              215,347       311,103      168,804      158,641
 Net assets                                                                 $18,781,876   $11,606,063   $4,028,575   $6,599,846
Net Assets:
Applicable to Investors' Beneficial Interests                               $18,781,876   $11,606,063   $4,028,575   $6,599,846
Cost of investments                                                         $17,909,494   $11,807,807   $4,034,422   $6,089,406
Cost of foreign currency                                                    $        --   $    78,337   $       --   $       --
The accompanying notes are an integral part of the financial statements.

                            STATEMENTS OF OPERATIONS

                              Deutsche Portfolios
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                                    Top 50                                European
                                                                                    Europe      Provesta      Investa       Bond
                                                                                  Portfolio     Portfolio    Portfolio    Portfolio
                                                                                 (US Dollar)   (US Dollar)  (US Dollar)  (US Dollar)
Investment Income:
Dividend income                                                                  $   164,915    $  58,993    $  70,946    $      --
Less: foreign withholding taxes                                                      (38,245)     (14,904)     (18,540)          --
 Net dividend income                                                                 126,670       44,089       52,406           --
Interest income (net of interest expense of $0, $125, $211 and $533,
 respectively)                                                                        49,847        7,586        3,167      158,269
 Total income                                                                        176,517       51,675       55,573      158,269
Expenses:
Investment management fees                                                            87,638       31,021       21,527       21,836
Operations agent fees                                                                 66,445       64,498       65,197       65,157
Administrative agent fees                                                             36,556       34,889       34,889       34,889
Custody and accounting fees                                                           68,797      170,298       71,441       48,412
Legal and audit fees                                                                  24,728       34,728       34,728       34,729
Trustees' fees and expenses                                                              120          120          120          120
Other expenses                                                                        11,094       11,305       11,141       11,140
 Amortization of organization costs                                                   12,064       11,522       11,522       11,522
 Total expenses                                                                      307,442      358,381      250,565      227,805
 Net investment loss                                                                (130,925)    (306,706)    (194,992)     (69,536)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on:
 Investments                                                                         148,061      396,045      198,387       63,460
 Foreign currency transactions                                                        12,173       15,942       13,959       14,071
Net change in unrealized appreciation/depreciation on:
 Investments                                                                      (1,002,358)    (979,398)       8,257      235,513
 Foreign currency translations                                                           391          (41)          --        6,225
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency         (841,733)    (567,452)     220,603      319,269
Net Increase (Decrease) in Net Assets Resulting from Operations                  $  (972,658)   $(874,158)   $  25,611    $ 249,733

(a) Commencement of operations:                                                      10/2/97     10/17/97     10/17/97     10/17/97
The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Portfolios

      For the period from Commencement of Operations to August 31, 1998(a)

                                                                               Top 50                                   European
                                                                               Europe       Provesta      Investa         Bond
                                                                             Portfolio     Portfolio     Portfolio     Portfolio
                                                                            (US Dollar)   (US Dollar)   (US Dollar)   (US Dollar)
Increase (Decrease) in Net Assets:
Operations--
Net investment loss                                                         $  (130,925)  $  (306,706)  $  (194,992)  $   (69,536)
Net realized gain on investments and foreign currency transactions              160,234       411,987       212,346        77,531
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations                                            (1,001,967)     (979,439)        8,257       241,738
Net increase (decrease) in net assets resulting from operations                (972,658)     (874,158)       25,611       249,733
Capital Transactions:
Proceeds from contributions                                                  25,907,115    16,189,162     5,858,332    10,703,739
Withdrawals                                                                  (6,163,693)   (3,720,053)   (1,866,480)   (4,364,738)
Net increase in net assets from capital transactions                         19,743,422    12,469,109     3,991,852     6,339,001
  Total increase in net assets                                               18,770,764    11,594,951     4,017,463     6,588,734
Net Assets:
Beginning of period                                                              11,112        11,112        11,112        11,112
End of period                                                               $18,781,876   $11,606,063   $ 4,028,575   $ 6,599,846

(a) Commencement of operations:                                                 10/2/97      10/17/97      10/17/97      10/17/97
The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS
                              Deutsche Portfolios

      For the period from Commencement of Operations to August 31, 1998(a)

                                                             Top 50                                European
                                                             Europe      Provesta      Investa       Bond
                                                            Portfolio    Portfolio    Portfolio    Portfolio
                                                           (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)
Ratios/Supplemental Data:
   Net assets, end of period (000's)                        $ 18,782    $  11,606    $   4,029    $   6,600
   Ratio of expenses to average net assets(b)                   3.49%        9.77%        9.87%        7.79%
   Ratio of net investment loss to average net assets(b)      (1.49)%      (8.36)%      (7.68)%      (2.38)
   Portfolio turnover(c)                                          27%          82%          93%         177%
(a) Commencement of operations:                              10/2/97     10/17/97     10/17/97     10/17/97
(b) Annualized (c) Not annualized          The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS
                              Deutsche Portfolios
                                August 31, 1998

Note 1--Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to four of these Portfolios:
Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Provesta Portfolio (US Dollar) ("Provesta Portfolio"), Investa Portfolio (US Dollar) ("Investa Portfolio") (collectively, the "Equity Portfolios"), and European Bond Portfolio (US Dollar) ("European Bond Portfolio").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Portfolio is to achieve steady, high income. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at August 31, 1998 were as follows:

Top 50 Europe Portfolio:
 Deutsche Top 50 Europe Fund       $ 4,318,606
 DB Top 50 Europe Fund              14,463,270
                                   $18,781,876
Provesta Portfolio:
 Deutsche European Mid-Cap Fund    $ 6,601,928
 DB European Mid-Cap Fund            5,004,135
                                   $11,606,063
Investa Portfolio:
 Deutsche German Equity Fund       $   724,384
 DB German Equity Fund               3,304,191
                                   $ 4,028,575
 European Bond Portfolio:
 Deutsche European Bond Fund       $    96,296
 DB European Bond Fund               6,503,550
                                   $ 6,599,846

Note 2--Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Any security for which market quotations are not readily available, are priced in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Forward Foreign Currency Contracts

The Portfolio Trust may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified security or currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the close-out of the contract and the original contract price.

Investment Transactions
Investment transactions are recorded on trade date. Cost of securities sold is calculated using identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Foreign Currency Translation

The books and records of the Portfolios are maintained in US Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, each Portfolio will not be subject to any Federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. The determination of such share will be made in accordance with the applicable sections of the Code. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and will be reimbursed by the Portfolios. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., distributor of the Deutsche Funds, Inc. of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization costs of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

Note 3--Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS")as investment adviser to the Portfolios. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Top 50 Europe Portfolio   1.00%
Provesta Portfolio        0.85%
Investa Portfolio         0.85%
European Bond Portfolio   0.75%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for its services, DWS receives a fee, paid by DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as Administrator of the Deutsche Funds, Inc. and as Operations Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

From commencement of operations through August 31, 1998, affiliates of Deutsche Bank AG received brokerage commissions in the following amounts from each Portfolio as a result of executing agency transactions in portfolio securities:

Top 50 Europe Portfolio    $15,174
Provesta Portfolio         $40,876
Investa Portfolio          $20,824
European Bond Portfolio    $--

Certain trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

Note 4--Investment Portfolio Transactions
Purchases and sales of investments, excluding short-term securities, for each Portfolio for the period from commencement of operations to August 31, 1998 were as follows:
                           Top 50
                           Europe      Provesta      Investa
                          Portfolio    Portfolio    Portfolio
Purchases                $20,698,857  $14,897,846  $ 6,490,443
Sales                    $ 2,937,424  $ 3,486,084  $ 2,653,882

                                                    European
                                                      Bond
                                                    Portfolio
Purchases
  U.S. Government                                  $   171,304
  Non-U.S. Government                               10,784,104
  Total                                            $10,955,408
Sales
  U.S. Government                                  $        --
  Non-U.S. Government                                4,907,531
Total $ 4,907,531          At August 31, 1998, the cost of investments and the unrealized appreciation (depreciation) of investments for Federal income tax purposes for each Portfolio were as follows:

                                                 Top 50                                 European
                                                 Europe       Provesta      Investa       Bond
                                               Portfolio     Portfolio     Portfolio    Portfolio
Cost of Investments                           $17,931,706   $11,859,850   $4,072,887   $6,092,005
Gross Unrealized Appreciation                     910,537       290,413      246,806      256,359
Gross Unrealized Depreciation                  (1,935,107)   (1,321,854)    (277,014)     (23,445)
Net Unrealized Appreciation (Depreciation)     (1,024,570)   (1,031,441)     (30,208)     232,914


Note 5--Forward and Spot Foreign Currency Contracts

Certain Portfolios had forward and spot foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The following contracts were open at August 31, 1998:

                                     Local/     Foreign
                        Settlement  Notional    Contract      Current    Unrealized
                           Date      Amount   U.S. $ Value   U.S. Value  Gain (Loss)
Provesta Portfolio
Sale      Deutsche Mark    09/02/98       789      $    448    $    448      $   --
European Bond Portfolio
Sale      Deutsche Mark    09/01/98   190,802      $108,330    $106,505      $1,825

Note 6--Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 7--Line of Credit Agreement

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowing under the line of Credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the period ended August 31, 1998, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At August 31, 1998, there were no borrowings outstanding under the line of credit agreement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Interest Holders of Deutsche Portfolios

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 Europe Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and European Bond Portfolio (US Dollar), (four of the ten portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolio Trust") at August 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998

Directors of the Corporation and Trustees of the Portfolio Trust
Edward C. Schmults
Robert H. Wadsworth
Werner Walbroel
G. Richard Stamberger
Christian Strenger

Officers of the Corporation
Brian A. Lee
Joseph Cheung
Robert R. Gambee
Laura Weber
Edgewood Services, Inc., Distributor
GO2332-05 (10/98)



Annual
report

dated August 31, 1998


Deutsche US Money Market Fund

Class A Shares and Class B Shares

[logo]

                              PRESIDENT'S MESSAGE

Fellow Shareholders:

It is a pleasure to present the first Annual Report of the Deutsche Funds. This report covers the fiscal year period from the Funds' commencement of operations, through August 31, 1998.

By the end of second quarter 1998, the world's financial markets had risen to record new levels, particularly the equity markets. Many of the world's leading stock market indices, such as the Dow Jones Industrial Average (DJIA) in the U.S., the DAX in Germany, the FTSE 100 in Great Britain and the CAC 40 in France, achieved unprecedented highs.

This rise in the world's stock markets, which had continued unabated for six years, saw a sizeable correction, mostly during the last two months of Deutsche Funds' fiscal year. To put this correction in perspective, the DAX fell 17.63%, while the CAC 40 fell 13.13%. The FTSE 100 fell 10.00%. U.S. stocks fared even worse, relative to other world equity markets, falling 15.78% as measured by the DJIA.

The reasons for this decline are now well known. Japan's economic situation, as well as most of Asia's, led to a period of great volatility by the Funds' fiscal year-end. The situation was compounded by the devaluation of Russia's currency, which had a serious effect on the Russian economy. While the Deutsche Funds had no exposure whatsoever to Russian paper, the performance of the Funds was not immune to the impact of these economic situations elsewhere in the world.

Very few mutual fund investments can look good in down-markets. The Deutsche Bank Mutual Fund Group has staked its reputation for 42 years on being among those few. We have always felt that conserving capital in difficult markets should be one of our primary concerns.

During such times, it's worth reiterating why investing internationally continues to make sense. Foreign investing does involve special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Also, emerging markets structures may be less diverse and mature, and their political systems may be less stable. In addition, Asian and Pacific Rim countries may have relatively unstable governments, economies that are based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Nevertheless, international investments are where we believe future economic growth will mainly reside. Furthermore, by diversifying internationally, the investor is able to absorb occasional economic downturns that may occur in certain regions, but which might not affect other regions to the same extent.

The following page provides you with an investment review from the Deutsche Funds' portfolio manager. It details the events that took place in the market, and the relative impact on the Funds' portfolio performance. This investment review includes a synopsis of the Funds' major buy-and-sell decisions.

With so many international funds to choose from, the Deutsche Funds are gratified you have looked to us for your international investments. We will keep you up-to-date on the details of your investment on a regular basis, combined with the highest level of service possible.

Sincerely,

/s/ Brian A. Lee

Brian A. Lee

President

Deutsche Funds, Inc.

October 30, 1998

The Deutsche Funds are not obligations or deposits of any bank and are not insured.

                               INVESTMENT REVIEW

Deutsche US Money Market Funds

The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund"), collectively, the "Money Market Funds," share the same objective of generating a high level of current income as is consistent with the preservation of capital and the maintenance of liquidity.* The asset base of the Deutsche US Money Market Portfolio, in which the Money Market Funds invest, grew from $160 million to $300 million, as of August 31, 1998. As of August 31, 1998, shares of the Class B Fund and the Class Y Fund have not been sold to the public.

As of August 31, 1998, the 7-day yield of the US Money Market Fund was 5.02%** for Class A shareholders. The dollar-weighted average maturity was 32 days.

To a large degree, a money market fund's yield is determined by the prevailing monetary policy and the federal funds target rate. Since the spring of last year, U.S. monetary policy has been remarkably stable. As a matter of fact, a period of 17 months -- and still counting--of unchanged interest rates is unprecedented in U.S. post-war history. The federal funds target rate remained at 5.50% since March of 1997 through August 31, 1998. Inflation has remained subdued throughout the period, so the Federal Open Market Committee did not see reasons to change administered interest rates, prior to August 31, 1998.

The low inflation rate was surprising, considering that the domestic economy has grown at annual rates significantly above 2.5%, mostly considered the non-inflationary growth rate of the economy. In addition, compensation for employees increased by annual rates of around 4%. The combination of these two would normally have lead to inflation. In this business cycle, however, U.S. corporations were under such strong competitive pressures that they just could not--or did not want to--raise product prices. Inflation, thus, was not allowed to happen. Large gains in productivity were offsetting inflationary threats. Those productivity gains not only contained inflationary pressures, but at the same time increased corporate profitability. The stock market reflected the higher profits by surging almost uninterrupted for more than 7 years.

Since the summer of last year, another development helped contain inflation. The political, economic, and currency crisis that started in Asia and has now spread to a large number of newly industrialized or developing countries, most notably Russia, has helped contain domestic inflation as well. Import prices into the U.S. continue to fall for domestic consumers as well as manufacturers, restraining inflation further. Despite the buoyant economy, the Federal Reserve Board (the "Fed") declined to raise interest rates during the Funds' fiscal year ended August 31, 1998.

The economic weakness in Asia and around the world had another effect on U.S. fixed income markets. Investors, globally, have become worried about their investments in those emerging economies and are using their money to buy U.S. Treasuries instead. This raises the prices of these securities and thus depresses yields. This "flight to quality" trade has recently inverted the U.S. yield curve (i.e., giving longer dated Treasuries lower yields than short term ones).

In this environment of stable interest rates and a flat-to-inverted yield curve, our portfolio management team decided to keep the average maturity in the Money Market Fund portfolio relatively short. We felt that the risks of extending the average maturity were not rewarded sufficiently. To add yield, we bought a relatively large position in commercial paper and other corporate securities. At the end of the reporting period, the portfolio consisted of approximately 75% corporate and bank debt, with the remaining assets invested in U.S. government agency issues. The main investments were in bank/finance paper and in automobile credit receivables.

Also, the fund has voluntarily restricted itself to buying only first tier securities (e.g. short-term A1 and higher, or long-term A and higher, as rated by Standard & Poor's,+ P1 by Moody's, etc.) in order to qualify for a rating from Standard & Poor's. We expect Standard & Poor's decision within the next couple of weeks.

Going forward, there is a fair chance that monetary policy by the Fed will be further eased. The domestic economy is in an exceptional balance of non-inflationary growth. However, if the developments in the emerging markets continue to deteriorate, a situation might evolve where a further easing of monetary policy is advisable. Deutsche Bank, with its global research staff, will monitor the developments very closely. Should we come to the conclusion that a further easing interest rates in the U.S. is likely to happen, we would extend the average maturity of the portfolio, thus locking in higher rates for longer periods of time.

 * Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the fund is not insured or guaranteed by the U.S. government.

 ** Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings. There is no similar performance information to report for Class B Shares through August 31, 1998 since there were no public sales.


+ Standard & Poor's is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged, and investments cannot be made in an index.

                      STATEMENT OF ASSETS AND LIABILITIES

                              Deutsche Funds, Inc.

                                August 31, 1998

                                                                                    Deutsche
                                                                                       US
                                                                                  Money Market
                                                                                      Fund
Assets:
Investment in Deutsche US Money Market Portfolio, at value                            $730,727
Cash                                                                                        --
Receivable from Manager for expense reimbursement                                       31,792
Other accounts receivable                                                                   --
Deferred organization costs                                                              2,538
 Total assets                                                                          765,057
Liabilities:
Organization costs payable                                                               6,045
Distributions payable from income                                                        3,079
Distribution fees payable                                                                  149
Transfer agent fee payable                                                              16,945
Accrued expenses and other liabilities                                                  11,543
 Total liabilities                                                                      37,761
 Net assets                                                                           $727,296
Net Assets Consist of:
Capital Stock, $0.001 par value (authorized 5,000,000,000 shares)                          727
Paid-in capital                                                                        726,569
 Net assets $727,296 Computation of Net Asset Value, Redemption Price and
Offering Price Per Share: Shares outstanding 727,296 Net asset value, redemption price and offering price per share $1.00          The accompanying notes are an integral part of the financial statements.


                            STATEMENT OF OPERATIONS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

                                                                                                          Deutsche
                                                                                                             US
                                                                                                        Money Market
                                                                                                            Fund
Investment Income and Expenses allocated from Deutsche US Money Market
Portfolio:
Interest Income                                                                                          $  14,949
Expenses                                                                                                      (793)
Net investment income allocated from Deutsche US Money Market Portfolio                                     14,156
Expenses:
Registration fees                                                                                           50,290
Legal and audit fees                                                                                        12,491
Directors' fees and expenses                                                                                   481
Administration fees                                                                                            120
Reports to Shareholders                                                                                     20,421
Custody and accounting fees                                                                                  4,455
Transfer agent fees                                                                                         22,830
Other expenses                                                                                                 927
Amortization of organization costs                                                                           3,756
Service fees--Class A                                                                                          669
  Total expenses                                                                                           116,440
Less: Expense reimbursement                                                                               (115,762)
  Net expenses                                                                                                 678
    Net investment income                                                                                   13,478
Net Increase in Net Assets Resulting From Operations                                                     $  13,478

(a)   Commencement of operations:                                                                          3/25/98

The accompanying notes are an integral part of the financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)


                                                                                                                        Deutsche
                                                                                                                           US
                                                                                                                      Money Market
                                                                                                                          Fund
Increase (Decrease) In Net Assets:
Operations--
Net investment income                                                                                                  $    13,478
Net increase in net assets resulting from operations                                                                        13,478
Distributions to shareholders--
Dividends from net investment income
   Class A                                                                                                                 (13,478)
Capital Share Transactions: Class A--
Net proceeds from shares sold                                                                                            2,773,253
Net proceed from shares reinvested                                                                                          10,409
Net cost of shares redeemed                                                                                             (2,056,466)
Net increase in net assets resulting from capital share transactions--Class A                                              727,196
   Total increase in net assets                                                                                            727,196
Net Assets--
Beginning of period                                                                                                            100
End of period                                                                                                          $   727,296
Capital Shares: Class A--
Shares outstanding, beginning of period                                                                                        100
Shares sold                                                                                                              2,773,254
Shares reinvested                                                                                                           10,409
Shares redeemed                                                                                                         (2,056,467)
   Capital shares outstanding, end of period                                                                               727,296

(a) Commencement of operations:                                                                                            3/25/98

The accompanying notes are an integral part of the financial statements.


                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A Share of common stock outstanding throughout the period.

                                    Deutsche
                                       US
                                  Money Market
                                      Fund
Net asset value at beginning of period                              $ 1.00
Investment operations:
  Net investment income                                               0.02
Distributions to shareholders:
  Net investment income                                              (0.02)
Net asset value at end of period                                    $ 1.00
Total Return (based on net asset value)(c)*                           2.46%
Ratios and Supplemental Data:
  Net assets, end of period (000's)                                 $  727
  Ratio to average net assets:
  Expenses**(b)                                                       0.55%
  Net investment income**(b)                                          5.04%

 (a) Commencement of operations:                                   3/25/98
 (b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:
     Expenses to average net assets** 43.80% Net investment income to average net assets** (38.21)%
(c) Total Return based on net asset value, excluding the effect of shareholder transactions charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  *  Not annualized
  ** Annualized
The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.

                                August 31, 1998

Note 1 -- Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statements and notes relate to the Deutsche US Money Market Fund (the "Fund").

The Fund seeks to achieve its respective investment objective by investing substantially all of its assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of the Fund. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Company has not retained the services of an investment adviser since the Fund seeks to invest all of its investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company serves as the Administrator to the Fund and Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent to the Fund. Edgewood Services, Inc. ("Edgewood") serves as the distributor to the Fund.

The Fund records daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization costs. Additionally, the Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. As of August 31, 1998, Class B Shares of the Fund have not been sold to the public.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation

The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio. As of August 31, 1998, the Fund's investment in the Portfolio represented 0.25% of the Portfolio's net assets. Valuation of securities of the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Investment Income, Expenses and Realized Gains and Losses

The Fund records its share of investment income, including accretion of discount and amortization of premium, expenses and realized gains and losses, of the Portfolio on a daily basis. Such activity is allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each of the Funds. Expenses attributable to the Fund are charged directly to the Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of the Fund (other than Class specific expenses), and realized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their respective net asset values.

Federal Income Taxes

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, the Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no federal income and excise tax provision is required.

Distributions to Shareholders

All of the Fund's net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company have been paid initially by DFM and will be reimbursed by the Fund. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Edgewood (or any subsequent holder) of the Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3--Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company ("Federated") as Administrator. Under the Administration Agreement, Federated assists in the operations of the Fund subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from the Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of each Fund's average daily net assets. If after the first year of operations of the Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee will be increased to an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of the Fund. The Company has adopted a Service Plan and a Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class A Shares and Class B Shares are subject to the Service Plan. Under the Service Plan, the Class A Shareholders and Class B Shareholders pay DFM, for the provision of certain services, a fee computed at an annual rate of 0.25% of the average daily net assets of each of the Class A Shares and Class B Shares. Under the Distribution Plan, Class B Shareholders also pay Edgewood an annual fee of 0.75% of the average daily net assets of Class B Shares to finance any activity which results in the sale of Class B Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for the Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. ("IBT") provides fund accounting and sub administrative services to the Fund. For these services IBT receives an annual fee of 0.40% of average daily net assets for the Fund.

Expense Reimbursements

DFM together with IBT Fund Services (Canada) Inc. ("IBT"), its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse the Fund through at least one year from the Fund's commencement of operations, to the extent necessary to maintain the Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.55% and 1.30% of the average daily net assets of Class A Shares and Class B Shares, respectively, of the Fund. For the period ended August 31, 1998, DFM reimbursed $115,762 and IBT reimbursed $0 of fees and expenses allocated from the Portfolio and incurred by the Fund pursuant to this agreement.

Note 4--Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche U.S. Money Market Fund (one of the eleven funds constituting Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 1998, and the results its operations, the changes in its net assets and the financial highlights for the period March 25, 1998 (commencement of operations) through August 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

1177 Avenue of the Americas

New York, New York 10036

October 16, 1998

                            PORTFOLIO OF INVESTMENTS

                     US Money Market Portfolio (US Dollar)

                                August 31, 1998

         Par                                                                                Market
        Value                                     Description                               Value
Certificates of Deposit 10.1%
                        Abbey National Plc--Yankee CD
         $10,000,000    5.59% Due 10/30/98                                               $ 10,000,536
                        Barclays Bank Plc--Euro CD
         10,000,000     5.65% Due 03/02/99                                                  9,992,995
                        Dresdner Bank AG (New York)
         10,000,000     5.53% Due 09/04/98                                                 10,000,000
                         Total Certificates of Deposit (Cost--$29,993,531)                 29,993,531
Commercial Paper--58.7%
                        Bank of New York Co. (The), Inc.
         10,000,000     5.50% Due 10/01/98                                                  9,954,167
                        Cargill Financial
         6,650,000      5.55% Due 09/01/98                                                  6,650,000
                        CIT Group (The), Inc.
         6,000,000      5.52% Due 10/02/98                                                  5,971,480
                        Daimler-Benz North America Corp.
         10,000,000     5.48% Due 11/09/98                                                  9,894,967
                        Eastman Kodak Co.
         5,000,000      5.50% Due 09/17/98                                                  4,987,779
                        Exxon Imperial Inc.
         10,000,000     5.50% Due 09/10/98                                                  9,986,250
                        E. I. du Pont de Nemours & Co.
         5,000,000      5.50% Due 09/22/98                                                  4,983,958
                        Ford Motor Credit Corp.
         7,000,000      5.52% Due 10/05/98                                                  6,963,507
                        General Electric Capital Corp.
         10,000,000     5.51% Due 10/13/98                                                  9,935,717
                        General Motors Acceptance Corp.
         5,000,000      5.50% Due 10/29/98                                                  4,955,694
                        IBM Credit Corp.
         5,000,000      5.50% Due 10/22/98                                                  4,961,042
                        International Lease Finance Corp.
         12,000,000     5.81% Due 09/01/98                                                 12,000,000
                        KFW International Finance
         10,000,000     5.50% Due 10/09/98                                                  9,941,944
                        Merrill Lynch & Co., Inc.
         10,000,000     5.52% Due 10/16/98                                                  9,930,999
                        Morgan Stanley, Dean Witter & Co.
         10,000,000     5.51% Due 09/23/98                                                  9,966,328
                        Nestle Capital Corp.
         8,000,000      5.46% Due 09/03/98                                                  7,997,573
                        Petrofina Delaware, Inc.
         10,000,000     5.50% Due 09/03/98                                                  9,996,944
                        Union Bank of Switzerland Finance (Delaware) Inc.
         $10,000,000    5.52% Due 09/14/98                                               $  9,980,076
                        USAA Capital Corp.
         7,365,000      5.50% Due 10/02/98                                                  7,330,119
                        Walt Disney (The) Co.
         10,000,000     5.50% Due 09/02/98                                                  9,998,472
                        Xerox Corp.
         7,000,000      5.50% Due 09/11/98                                                  6,989,305
                         Total Commercial Paper (Cost--$173,376,321)                      173,376,321
Corporate Debt -- 5.6%
                        Associates Corporation of North America
         5,975,000      6.25% Due 03/15/99                                                  5,990,275
                        AT&T Corp.
         2,600,000      5.50% Due 02/01/99                                                  2,595,446
                        Ford Motor Credit Corp.
         3,000,000      5.37% Due 09/08/98                                                  2,999,743
                        General Motors Acceptance Corp.
         5,000,000      5.88% Due 09/21/98                                                  5,000,119
                         Total Corporate Debt (Cost--$16,585,583)                          16,585,583
   U.S. Government Agency Obligations -- 25.2%
                        Federal Farm Credit Bureau
         8,400,000      5.70% Due 11/03/98                                                  8,401,887
                        Federal Home Loan Bank
         6,000,000      5.70% Due 09/01/98                                                  6,000,000
                        Federal Home Loan Bank
         2,500,000      5.44% Due 09/04/98                                                  2,498,867
                        Federal Home Loan Mortgage Corp.
         30,000,000     5.70% Due 09/01/98                                                 30,000,000
                        Federal Home Loan Mortgage Corp.
         20,000,000     5.47% Due 09/17/98                                                 19,951,378
                        Federal Home Loan Mortgage Corp.
         7,601,000      5.46% Due 09/18/98                                                  7,581,402
                         Total U.S. Government Agency Obligations (Cost--$74,433,534)      74,433,534
                         Total Investments at Amortized Cost--99.6% (Cost--$294,388,969)  294,388,969
                         Other assets in excess of liabilities--0.4%                        1,153,885
                         Total Net Assets--100.0%                                        $295,542,854

Notes to the Portfolio of Investments:
Euro CD -- U.S. Dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Yankee CD -- U.S. Dollar-denominated certificates of deposit issued by a U.S.
branch of a foreign bank and held in the U.S.
The accompanying notes are an integral part of the financial statements.

Industry sector diversification of the US Money Market Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                                       Percentage of
Industry Sector                         Net Assets
U.S. Government                            25.2%
Automotive                                 14.6%
Bank Obligations on CD, TD and BA          10.1%
Banking                                    10.1%
Financial Services                          8.7%
Oil & Gas                                   6.7%
Beverages, Food & Tobacco                   4.9%
Aerospace & Defense                         4.1%
Entertainment & Leisure                     3.4%
Electrical Equipment                        3.4%
Office Equipment                            2.4%
Electronics                                 1.7%
Chemicals                                   1.7%
Computers & Information                     1.7%
Telephone Systems                            0.9%
Total                                       99.6%

The accompanying notes are an integral part of these financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                 Deutsche US Money Market Portfolio (US Dollar)

                                August 31, 1998

Assets:
Investments, at value                                       $294,388,969
Cash                                                             470,713
Interest receivable                                              999,791
Deferred organization costs                                       60,668
 Total assets                                                295,920,141
Liabilities:
Investment management fees payable                               215,792
Accrued expenses and other liabilities                            96,081
Organization costs payable                                        65,414
 Total liabilities                                               377,287
Net assets applicable to Investors' Beneficial Interests    $295,542,854

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                 Deutsche US Money Market Portfolio (US Dollar)

      For the period from Commencement of Operations to August 31, 1998(a)

Investment Income:
Interest income                                                                                          $8,031,912
Expenses:
Investment management fees                                                                                  215,792
Administrative agent fees                                                                                    56,920
Operations agent fees                                                                                        28,933
Custody and accounting fees                                                                                  10,876
Licensing fees                                                                                               11,140
Legal and audit Fees                                                                                         24,728
Trustees' fees and expenses                                                                                     121
Amortization of organization costs                                                                            5,244
  Total expenses                                                                                            353,754
    Net investment income                                                                                 7,678,158
Net Increase in Net Assets Resulting From Operations                                                     $7,678,158

 (a) Commencement of operations:                                                                            3/25/98

The accompanying notes are an integral part of the financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                 Deutsche US Money Market Portfolio (US Dollar)

      For the period from Commencement of Operations to August 31, 1998(a)

Increase In Net Assets:
Operations --
Net investment income                                                                  $    7,678,158
Net increase in net assets resulting from operations                                        7,678,158
Capital Transactions--
Proceeds from contributions                                                             1,153,007,875
Withdrawals                                                                              (865,143,389)
Net increase in net assets from capital transactions                                      287,864,486
 Total increase in net assets                                                             295,542,644
Net Assets:
Beginning of period                                                                               210
End of period                                                                          $  295,542,854

(a) Commencement of operations 3/25/98          The accompanying notes are an integral part of the financial statements.


                              FINANCIAL HIGHLIGHTS

                 Deutsche US Money Market Portfolio (US Dollar) For the period from Commencement of Operations to August 31, 1998(a)

Ratios/Supplemental Data:
 Net assets, end of period (000's)                                $295,543
 Ratio of expenses to average net assets (b)                          0.25%
 Ratio of net investment income to average net assets (b)             5.34%

(a)  Commencement of operations:                                   3/25/98
(b)  Annualized
The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                       Deutsche US Money Market Portfolio
                                August 31, 1998

Note 1 -- Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, serves as investment manager (the "Manager") to the Portfolio Trust. The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). The beneficial interest holders of the Portfolio at August 31, 1998 were as follows:

Deutsche US Money Market Fund                $    730,727
DB US Money Market Fund                       294,812,127
                                             $295,542,854

Note 2 -- Significant Accounting Policies

The Portfolio Trust prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio:

Investment Valuation

Money market instruments are valued at amortized cost, which the Trustees have determined in good faith to be fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with the Portfolio's Amortized Cost Procedures and certain conditions as specified under Rule 2a-7 of the 1940 Act.

Investment Transactions
Investment transactions are recorded on trade date. Interest income, including the amortization of premium and the accretion of discount, is accrued daily.

Federal Income Taxes

The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, it will not be subject to any Federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. The determination of such share will be made in accordance with the applicable sections of the Code. It is intended that the Portfolio's assets, income and allocation will be managed in such a way that a regulated investment company investing in a Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific portfolio are allocated to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Board of Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and will be reimbursed by the Portfolio. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolio. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., ("Edgewood") distributor of the Deutsche Funds, Inc., of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the beneficial interest holders of all or part of its Initial Interest in the Portfolio will be reduced by a portion of any unamortized organization costs of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolio.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Portfolio Trust has retained the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the Management Agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Bank Securities Investment Management ("DBSIM") as the investment adviser. The adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services, DBSIM receives a fee paid by DFM which is based on the average daily net assets of the Portfolio.

The Portfolio Trust has retained Federated Services Company as Operations Agent to the Portfolio. As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the Operations Agent's fee will be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust has entered into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio.

Certain trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the US Money Market Portfolio (US Dollar), (one of the ten portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolio Trust") at August 31, 1998, and the results its operations, the changes in its net assets and the financial highlights for the period March 25, 1998 (commencement of operations) through August 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998


Directors of the Corporation and

Trustees of the Portfolio Trust

Edward C. Schmults

Robert H. Wadsworth

Werner Walbroel

G. Richard Stamberger

Christian Strenger


Officers of the Corporation

Brian A. Lee

Joseph Cheung

Robert R. Gambee

Laura Weber
Edgewood Services, Inc., Distributor
GO2332-06 (10/98)



Annual
report
dated August 31, 1998

Deutsche European Mid-Cap Fund (Class A Shares and Class B Shares) Deutsche German Equity Fund (Class A Shares and Class B Shares) Deutsche Japanese Equity Fund (Class A Shares and Class B Shares) Deutsche Global Bond Fund (Class A Shares) Deutsche European Bond Fund (Class A Shares and Class B Shares)

[logo]

                              PRESIDENT'S MESSAGE

Fellow Shareholders:

It is a pleasure to present the first Annual Report of the Deutsche Funds. This report covers the fiscal year period from the Funds' commencement of operations, through August 31, 1998.

By the end of second quarter 1998, the world's financial markets had risen to record new levels, particularly the equity markets. Many of the world's leading stock market indices, such as the Dow Jones Industrial Average (DJIA) in the U.S., the DAX in Germany, the FTSE 100 in Great Britain and the CAC 40 in France, achieved unprecedented highs.

This rise in the world's stock markets, which had continued unabated for six years, saw a sizeable correction, mostly during the last two months of Deutsche Funds' fiscal year. To put this correction in perspective, the DAX fell 17.63%, while the CAC 40 fell 13.13%. The FTSE 100 fell 10.00%. U.S. stocks fared even worse, relative to other world equity markets, falling 15.78% as measured by the DJIA.

The reasons for this decline are now well known. Japan's economic situation, as well as most of Asia's, led to a period of great volatility by the Funds' fiscal year-end. The situation was compounded by the devaluation of Russia's currency, which had a serious effect on the Russian economy. While the Deutsche Funds had no exposure whatsoever to Russian paper, the performance of the Funds was not immune to the impact of these economic situations elsewhere in the world.

Very few mutual fund investments can look good in down-markets. The Deutsche Bank Mutual Fund Group has staked its reputation for 42 years on being among those few. We have always felt that conserving capital in difficult markets should be one of our primary concerns.

During such times, it's worth reiterating why investing internationally continues to make sense. Foreign investing does involve special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Also, emerging markets structures may be less diverse and mature, and their political systems may be less stable. In addition, Asian and Pacific Rim countries may have relatively unstable governments, economies that are based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Nevertheless, international investments are where we believe future economic growth will mainly reside. Furthermore, by diversifying internationally, the investor is able to absorb occasional economic downturns that may occur in certain regions, but which might not affect other regions to the same extent.

The following pages provide you with investment reviews from each of the Deutsche Funds' portfolio managers. They detail the events that took place in their respective markets, and the relative impact on the Funds' portfolio performance. These investment reviews include a synopsis of the Funds' major buy-and-sell decisions. You are also able to see in graphic form the performance of each Deutsche Fund, relative to its relevant benchmark index.

So far, the Funds have done well compared to their benchmarks. This underscores the strength of our global expertise, with over 300 investment professionals around the world.

With so many international funds to choose from, the Deutsche Funds are gratified you have looked to us for your international equity or fixed income investments. We will keep you up-to-date on the details of your investment on a regular basis, combined with the highest level of service possible.

Sincerely,

/s/ Brian A. Lee
Brian A. Lee
President
Deutsche Funds, Inc.
October 30, 1998

The Deutsche Funds are not obligations or deposits of any bank and are not insured.

                               INVESTMENT REVIEW

Deutsche European Mid-Cap Fund

Prices of European equities rose strongly during the last quarter of 1997 through mid-summer 1998. During this time period, many of Europe's major equity indices reached new highs and lead the world in equity market performance. The upward trend in equity prices halted, however, towards the end of July 1998, due to the economic crisis in Russia, and the growing possibility of a worldwide economic slowdown.

Since the inception of Deutsche European Mid-Cap Fund on October 17, 1997, the portion of German stocks versus other European stocks being held in the portfolio was continually reduced. This reallocation of assets on a country-by-country basis will continue to be done in order to more strongly take advantage of opportunities throughout Europe. In addition, companies with above-average earnings and price potential will be favored.

Within the portfolio, and with respect to individual holdings, Fresenius has been one of our top ten holdings for most of the fiscal year. The company's investment in a new dialysis center in the U.S. is expected to boost earnings of the global leader in dialysis products. Profits were taken in the portfolio's largest holding, SAP, Europe's leading software manufacturer, and the position was reduced. After the strong performance of Bayerische Vereinsbank, due to the merger with Bayerische Hypotheken-und Wechselbank, the position was sold. Stronger gains were also recorded by Sixt, an auto rental company, and Porsche.

Companies with ideas and plans for new products, new services or new markets will drive the future development of the German and European economy. Such dynamic firms require sufficient equity capital in order to finance their future growth. At the same time, private and institutional investors in Germany and elsewhere are looking for highly profitable investment opportunities with diversifiable risks. In response, Deutsche Borse launched a new trading segment at the Frankfurt Stock Exchange, the Neuer Markt (or "new market") on March 10, 1997. This brings together growth companies and investors prepared to take a risk. The companies listed in the Neuer Markt are fast-growing companies from future-oriented sectors such as telecommunications, biotechnology, multimedia and environmental technology, but also from traditional sectors with innovative products or services. The portfolio was also able to take advantage of investments in the "new market" with investments in such companies as Aixtron, Qiagen, and MobilCom. Singulus was sold following a strong price increase.

Among the largest European positions were the French consulting and software house of Cap Gemini, the Dutch detergent manufacturer Benckiser, the worldwide provider of computer products Getronics and the major commercial Italian bank Banca di Roma.

The overall rise in the European markets has, up until now, been carried by the blue chips. Growth of small and mid-size stocks has been more restrained, and it is management's opinion that this area of the equity market has considerable upward potential.

Deutsche German Equity Fund

Since the beginning of the fiscal year, until the end of July 1998, prices of German equities rose strongly. During this time period, despite periods of sharp fluctuations, the German equity index, the DAX, was able to break through the 6,000 level for the first time ever.

Deutsche German Equity Fund was able to fully participate in the strong rise experienced by German blue chips, achieving a total return (before sales charge) of 15.68% for Class A Shares for the fiscal year.*

The fund's performance was heavily influenced by our holding in SAP. As Europe's largest software producer, SAP was able to outperform the market and its competitors due in part to its strong product offerings and worldwide distribution. Automotive stocks were also highly weighted in the portfolio, with Daimler-Chrysler as the largest position held at fiscal year-end. During the fiscal year, holdings in Volkswagen and Continental were significantly expanded, and profits were taken in BMW. Mannesman, a leading cellular telecommunications provider benefited, as did Deutsche Telekom, from the strong outlook for telecommunications activities both in Germany and abroad.

Bayerische Vereinsbank, also one of the biggest positions in the portfolio, benefited from the merger announced with Bayerische Hypotheken-und Wechselbank. The price of Metro, due to better than expected earnings growth and a promising internationalization strategy, made a recovery during the latter part of the fiscal year.

After a strong decrease in the DAX in August, we realized the correction was far more severe than expected. Given the market levels at the end of the period, however, it is our opinion that there is no earnings growth scenario in sight and that German blue chips seem to be attractively valued into the near-term.

Deutsche Japanese Equity Fund

The period since the launch of the Deutsche Japanese Equity Fund has been characterized by a deepening financial and economic crisis in Japan. Several large scale and headline-grabbing bankruptcies in the third quarter of 1997 led to a considerable weakening of the stock market at the end of last year. Various announcements of the government's intentions to bolster the economy through massive spending led to a rally in the beginning of 1998. This rally soon petered out as it became increasingly clear that Japan's ruling party was unable or unwilling to tackle the most important problem in Japan: a banking crisis of major proportions. A growing political opposition then led to the ousting of the prime minister, Mr. Hashimoto. The new government, now under Mr. Obuchi is still dominated by the ruling party and has so far failed to convince the Japanese, let alone foreign observers, of its ability to deal with the banks. In the summer of 1998, the Japanese equity index, the Nikkei Index, hit a new 12 year low.

In the long-term, the opposition's criticism will lead to the introduction of more radical changes in the banking system. There is a growing consensus towards the need for closing down and/or cutting back some financial institutions, and for the need of using public funds to stabilize the financial system.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was 9.32%. Total return for Class B Shares for the fiscal period ended August 31, 1998, based on net asset value and redemption value was 1.04% and (3.96)%, respectively.

The Japanese manufacturing sector is suffering from a very sluggish economic environment, due to the decline of Asian demand and from increased competition in some product areas due to weaker Asian currencies. Restructuring and real cost cutting has been too slow, so that the current fiscal year is proving difficult for many companies. Companies with strong market positions in the U.S. and/or Europe have shown much better development. A few areas of domestic growth such as software, services, and telecommunications, have also allowed some domestic companies to show earnings growth.

Given this market environment, Deutsche Japanese Equity Fund has concentrated on high-quality companies in the industrial sectors which still offer the greatest potential for growth.

Major positions in the fund are in export-oriented companies with solid brand names such as Sony, Bridgestone, Honda, Fujitsu and Nintendo. Also, smaller software and information technology (IT) service companies, such as NTT Data, Softbank, Fugi Soft, Bellsystem 24 and Diamond Computer, make up a significant portion of the fund.

Due to the very uncertain situation of the Japanese banks, the fund has been underweighted in this sector, and will remain so until a more certain outlook is determined. Other financial service companies, on the other hand, are enjoying very healthy growth in Japan, and this sector is represented by names such as ORIX and Shohkoh Fund. Deutsche Japanese Equity Fund has avoided the raw material related sectors and companies such as steel and major chemicals.

Deutsche Global Bond Fund

Deutsche Global Bond Fund pursues its investment objective by investing primarily in fixed income securities of issuers worldwide. The broadly diversified portfolio invests at least 65% of its total assets in bonds, and the portfolio includes securities of at least three different countries.

The total return of the fund's Class A Shares since inception, (October 15, 1997), was 3.85% (before sales charge).* The fund underperformed its benchmark, the J.P. Morgan Global Government Bond Index,** due to the general emerging market crises in Asia and Russia. This became evident in the fund itself because a wider spread of difference in credit rating was held and the average duration was less than that of the benchmark.

Between the fund's inception on October 15, 1997 and August 31, 1998, the fund was overweighted in the dollar currency bloc (i.e., U.S. dollar, Canadian dollar and Australian dollar), but underweighted in average duration, because of a positive growth outlook at the beginning of the year. The "flight to quality" at the end of the reporting period caused by the emerging market crises added to the fund's inability to outperform its benchmark. The sharp depreciation of the overweighted position in Canadian dollar and Australian dollar-denominated investments decreased the fund's performance, although the Australian dollar bond market showed a spread contraction against the U.S. market.

The European weight of the portfolio was increased throughout the year to 43% of total assets. The main focus within Europe has been on German issues (13.1% of net assets at the end of the reporting period), which had a steep yield curve compared to other European yield curves; in the United Kingdom (12.8%), which had one of the strongest economies in Europe; and in Denmark (8.0%), which had an attractive yield pick up against the core European markets.

New positions were established in the Czech koruna (2%), in the Polish zloty (1.5%) and in the Greek drachma (1.8%) to take advantage of the ongoing convergence of the eastern European countries. We plan to increase the positions in these three countries after a stabilization in the emerging markets, especially Russia.

We underweighted Japan due to weak economic growth and financial instability, with an allocation of approximately 4.1%. The underweighting of the Japanese yen added to return, while the underweighting in the Japanese bond market decreased performance.

Deutsche European Bond Fund

Deutsche European Bond Fund invests primarily in the fixed income securities of European issuers and fixed income securities denominated in European currencies, or in European Currency Units (ECU). The objective is to seek steady, high income. For the fiscal year ended August 31,1998, the fund's Class A Shares achieved a total return (before sales charge) of 6.17%.***

The main factor which contributed to the fund's performance came from the generally friendly bond markets, where the trend continued bullish almost uninterruptedly throughout the fiscal year.

The 10-year interest yield in Germany came down from 5.94% at the beginning of the fiscal year to 4.43% by the end of August; a total of 1.51% lower. Also, most of the European currencies were able to gain against the U.S. dollar, especially the British pound.

In order to better participate in the positive sentiment, the fund's average dollar-weighted maturity was gradually increased from 6.5 years to 7.4 years towards the end of February. From then on, the fund's average maturity was increased to 7.8 years

At the beginning of the period, the fund took advantage of the ongoing narrowing in the yield differentials of the possible Euro candidate currencies like the Italian lira, the Spanish peseta, the Irish punt and ECU towards the Deutsche mark. As this yield convergence took place in expectation of the European Monetary Union, allocation in Spain was sold completely and Italian, Irish and ECU exposures drastically reduced. Positions in the Deutsche mark, and the Danish krone were increased, and a position in the French franc was established. Also the weight of the British pound in the portfolio was increased in order to participate in the United Kingdom's high yields and strong currency. Allocations in the Greek drachma, the Czech koruna and the Polish zloty were also acquired during the fiscal year but, later partially sold again in Greek drachma, and completely liquidated in Czech koruna and Polish zloty, after a substantial rally in both yields and currencies of those countries.

The significant widening of credit spreads towards the end of the fiscal year hurt performance somewhat. Although the credit quality in the Deutsche European Bond Fund is very high, portfolio asset diversification requirements limit the extent of investments in government bonds and necessitate a certain amount of credit exposure.

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was (0.83)%. There is no similar performance information to report for Class B Shares through August 31, 1998 since there were no public sales.

 ** J.P. Morgan Global Government Index is a standard unmanaged foreign securities index representing major government bond markets. Investments cannot be made in an index.

*** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was 1.38%. Total return for Class B Shares for the fiscal period ended August 31, 1998, based on net asset value and redemption value was 3.44% and (1.56)%, respectively.

Deutsche European Mid-Cap Fund--Class A

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche European Mid-Cap Fund (the "Fund") from October 17, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted.  Please see Appendix A9.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

            COMMENCEMENT OF OPERATIONS (10/17/97) (CUMULATIVE)   7.50%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+ The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Mid-Cap Fund--Class B

Growth of $10,000 Invested in Deutsche European Mid-Cap Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche European Mid-Cap Fund (the "Fund") from March 30, 1998 (inception date) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted.  Please see Appendix A10.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

             INCEPTION DATE (3/30/98) (CUMULATIVE)            (4.60)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+ The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche German Equity Fund--Class A

Growth of $10,000 Invested in Deutsche German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche German Equity Fund (the "Fund") from October 17, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Germany Index.+

[Graphic representation omitted.  Please see Appendix A11.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

            COMMENCEMENT OF OPERATIONS (10/17/97) (CUMULATIVE)   9.32%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The MSCI Germany Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche German Equity Fund--Class B
Growth of $10,000 Invested in Deutsche German Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche German Equity Fund (the "Fund") from March 16, 1998 (inception date) to August 31, 1998, compared to the MSCI Germany Index.+

[Graphic representation omitted.  Please see Appendix A12.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

           INCEPTION DATE (3/16/98) (CUMULATIVE)               (3.96)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Germany Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The MSCI Germany Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Japanese Equity Fund--Class A

Growth of $10,000 Invested in Deutsche Japanese Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Japanese Equity Fund (the "Fund") from October 20, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Japan Index.+

[Graphic representation omitted.  Please see Appendix A13.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

           COMMENCEMENT OF OPERATIONS (10/20/97) (CUMULATIVE) (25.53)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Japan Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The MSCI Japan Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Japanese Equity Fund--Class B

Growth of $10,000 Invested in Deutsche Japanese Equity Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Japanese Equity Fund (the "Fund") from August 10, 1998 (inception date) to August 31, 1998, compared to the MSCI Japan Index.+

[Graphic representation omitted.  Please see Appendix A14.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

           INCEPTION DATE (8/10/98) (CUMULATIVE)               (7.96)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Japan Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The MSCI Japan Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Global Bond Fund--Class A

Growth of $10,000 Invested in Deutsche Global Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Global Bond Fund (the "Fund") from October 15, 1997 (commencement of operations) to August 31, 1998, compared to the J.P. Morgan Global Government Bond Index.+

[Graphic representation omitted.  Please see Appendix A15.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998
           COMMENCEMENT OF OPERATIONS (10/15/97) (CUMULATIVE)  (0.83)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.5% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan Global Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The J.P. Morgan Global Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Bond Fund--Class A

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche European Bond Fund (the "Fund") from October 17, 1997 (commencement of operations) to August 31, 1998, compared to the J.P. Morgan European Government Bond Index.+

[Graphic representation omitted.  Please see Appendix A16.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998
            COMMENCEMENT OF OPERATIONS (10/17/97) (CUMULATIVE)   1.38%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.5% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan European Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The J.P. Morgan European Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche European Bond Fund--Class B

Growth of $10,000 Invested in Deutsche European Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche European Bond Fund (the "Fund") from June 25, 1998 (inception date) to August 31, 1998, compared to the J.P. Morgan European Government Bond Index.+

[Graphic representation omitted.  Please see Appendix A17.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998
           INCEPTION DATE (6/25/98) (CUMULATIVE)               (1.56)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The J.P. Morgan Global Government Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

  **  Total return quoted reflects all applicable sales charges.

+The J.P. Morgan European Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

                      STATEMENTS OF ASSETS AND LIABILITIES
                              Deutsche Funds, Inc.
                                August 31, 1998

                                                                  Deutsche     Deutsche   Deutsche   Deutsche   Deutsche
                                                                  European      German    Japanese    Global    European
                                                                   Mid-Cap      Equity     Equity      Bond       Bond
                                                                    Fund         Fund       Fund       Fund       Fund
Assets:
Investment in corresponding Deutsche Portfolio, at value         $6,601,928   $ 724,384   $283,848   $ 72,133   $ 96,296
Receivable from Manager for expense reimbursement                    87,530      46,417     45,025     43,678     43,294
Receivable for capital shares sold                                  454,201      10,004         --         --      6,005
Foreign tax reclaim receivable                                        1,203         333         --         --         --
Other assets                                                             --          --         --         --        239
Deferred organization costs                                          10,387      10,387     10,394     10,373     10,387
   Total assets                                                   7,155,249     791,525    339,267    126,184    156,221
Liabilities:
Payable for capital shares redeemed                                  91,363           2         --         --         --
Payable to corresponding Deutsche Portfolio for contributions       325,437       8,002         --         --         --
Transfer Agent fees payable                                          12,211      11,866     11,584     11,519     11,453
Distribution fees payable                                             3,804         338        155         40         88
Organization costs payable                                           12,339      12,339     12,339     12,339     12,339
Accrued expenses and other liabilities                               21,348      18,928     18,245     18,055     18,472
   Total liabilities                                                466,502      51,475     42,323     41,953     42,352
   Net assets                                                    $6,688,747   $ 740,050   $296,944   $ 84,231   $113,869
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 250,000,000
 shares for each Fund)                                                  510          54         25          7          9
Paid-in capital                                                   7,419,238     842,096    307,693     83,736    111,631
Undistributed (accumulated) net investment income (loss)             (5,105)         40        (27)       (36)       175
Undistributed (accumulated) net realized gain (loss) on
investments and foreign currency transactions                       127,118       9,904     (2,898)        58         48
Net unrealized appreciation (depreciation) of investments
and foreign currency                                               (853,014)   (112,044)    (7,849)       466      2,006
   Net assets                                                    $6,688,747   $ 740,050   $296,944   $ 84,231   $113,869
Computation of Net Asset Value, Redemption Price
 and Offering Price Per Share:
Net assets--Class A                                              $2,402,032   $ 461,764   $ 14,286   $ 84,231   $ 28,425
Shares outstanding--Class A                                         168,888      31,937      1,451      6,587      2,161
Net asset value and redemption price per share--Class A              $14.22      $14.46      $9.85     $12.79     $13.15
Offering price per share--Class A                                    $15.05      $15.30     $10.42     $13.39     $13.77

Net assets--Class B                                              $4,286,715   $ 278,286   $282,658         --   $ 85,444
Shares outstanding--Class B                                         341,576      22,029     23,332         --      6,663
Net asset value, offering price and redemption
price per share--Class B                                             $12.55      $12.63     $12.11         --     $12.82

The accompanying notes are an integral part of the financial statements.


                            STATEMENTS OF OPERATIONS

                              Deutsche Funds, Inc.
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                       Deutsche    Deutsche    Deutsche    Deutsche    Deutsche
                                                                       European     German     Japanese     Global     European
                                                                       Mid-Cap      Equity      Equity       Bond        Bond
                                                                         Fund        Fund        Fund        Fund        Fund
Investment Income:
Investment Income and Expenses allocated from
corresponding Deutsche Portfolio:
Dividend income                                                       $  21,893   $   4,368   $      25   $      --   $      --
Less: Foreign withholding taxes                                          (4,328)       (800)         (4)         --          --
 Net dividend income                                                     17,565       3,568          21          --          --
Interest income                                                           3,151         268         194       2,239       1,001
Expenses                                                               (112,930)    (14,469)     (3,057)     (3,106)     (1,325)
 Net investment loss allocated from corresponding
 Deutsche Portfolio                                                     (92,214)    (10,633)     (2,842)       (867)       (324)
Expenses:
Legal and audit fees                                                     13,994      13,992      13,994      13,992      13,986
Accounting fees                                                          16,714      16,807      15,640      15,784      15,771
Directors' fees and expenses                                                481         481         481         481         481
Administration fees                                                         941         276         182         196         183
Reports to Shareholders                                                  14,290      13,981      14,279      14,352      14,361
Transfer agent fees                                                      27,234      26,844      26,530      26,435      26,409
Registration fees                                                        35,992      34,345      34,194      34,213      34,177
Amortization of organization costs                                        2,201       2,201       2,194       2,215       2,201
Service fees--Class A                                                     1,076         263          26         113          34
Service fees--Class B (b)                                                 1,897         152          35          --          26
Distribution fees--Class B (b)                                            5,740         459         105          --          79
 Total expenses                                                         120,560     109,801     107,660     107,781     107,708
Less: Expense reimbursement                                            (208,350)   (121,110)   (110,222)   (110,294)   (108,642)
 Net expense reimbursement in excess of total expenses                  (87,790)    (11,309)     (2,562)     (2,513)       (934)
   Net investment income (loss)                                          (4,424)        676        (280)      1,646         610
Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency allocated from corresponding
Deutsche Portfolio:
Net realized gain (loss) on:
 Investments                                                            163,394      11,326      (7,690)       (384)        559
 Foreign currency transactions                                           (4,842)       (782)      4,154        (115)         77
Net change in unrealized appreciation/depreciation on:
 Investments                                                           (852,403)   (111,993)     (7,864)        465       2,003
 Foreign currency translations                                             (611)        (51)         15           1           3
Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency allocated from corresponding
Deutsche Portfolio                                                     (694,462)   (101,500)    (11,385)        (33)      2,642
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                       $(698,886)  $(100,824)  $ (11,665)  $   1,613   $   3,252
(a) Commencement of operations:                                        10/17/97    10/17/97    10/20/97    10/15/97    10/17/97
(b) Inception date:                                                     3/30/98     3/16/98     8/10/98          --     6/25/98

The accompanying notes are an integral part of the financial statements.


                      STATEMENTS OF CHANGES IN NET ASSETS
                              Deutsche Funds, Inc.
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                         Deutsche     Deutsche    Deutsche    Deutsche    Deutsche
                                                                         European      German     Japanese     Global     European
                                                                          Mid-Cap      Equity      Equity       Bond        Bond
                                                                           Fund         Fund        Fund        Fund        Fund
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)                                            $   (4,424)  $     676   $    (280)  $   1,646   $     610
Net realized gain (loss) on investments and foreign currency
transactions allocated from corresponding Deutsche Portfolio               158,552      10,544      (3,536)       (499)        636
Net change in unrealized appreciation/depreciation on
investments and foreign currency translations allocated from
corresponding Deutsche Portfolio                                          (853,014)   (112,044)     (7,849)        466       2,006
Net increase (decrease) in net assets resulting from operations           (698,886)   (100,824)    (11,665)      1,613       3,252
Distributions to Shareholders:
Dividends from net investment income:
Class A                                                                         --          --          --      (1,204)       (203)
Class B                                                                         --          --          --          --        (400)
 Total distributions                                                            --          --          --      (1,204)       (603)
Capital Share Transactions: Class A
Net proceeds from shares sold                                            2,861,890     638,075       7,050     172,958      25,533
Net proceeds from distributions reinvested                                      --          --          --       1,203         202
Net cost of shares redeemed                                               (281,385)   (128,511)     (1,079)   (101,450)     (9,296)
Net increase in net assets resulting from capital share
transactions--Class A                                                    2,580,505     509,564       5,971      72,711      16,439
Capital Share Transactions: Class B(b)
Net proceeds from shares sold                                            4,950,740     320,200     291,662          --      83,269
Net proceeds from distributions reinvested                                      --          --          --          --         401
Net cost of shares redeemed                                               (154,723)         (1)       (135)         --          --
Net increase in net assets resulting from capital share
transactions -- Class B                                                  4,796,017     320,199     291,527          --      83,670
 Total increase in net assets                                            6,677,636     728,939     285,833      73,120     102,758
Net Assets:
Beginning of period                                                         11,111      11,111      11,111      11,111      11,111
End of period(c)                                                        $6,688,747   $ 740,050   $ 296,944   $  84,231   $ 113,869


Capital Shares -- Class A
Shares outstanding, beginning of period                                        889         889         889         889         889
Shares sold                                                                185,654      39,304         667      13,535       1,985
Reinvestment of distributions                                                   --          --          --          95          16
Shares redeemed                                                            (17,655)     (8,256)       (105)     (7,932)       (729)
 Shares outstanding, end of period                                         168,888      31,937       1,451       6,587       2,161
Capital Shares -- Class B(b)
Shares outstanding, beginning of period                                         --          --          --          --          --
Shares sold                                                                353,382      22,029      23,343          --       6,631
Reinvestment of distributions                                                   --          --          --          --          32
Shares redeemed                                                            (11,806)         --         (11)         --          --
 Shares outstanding, end of period                                         341,576      22,029      23,332          --       6,663

(a) Commencement of operations:                                           10/17/97    10/17/97    10/20/97    10/15/97    10/17/97
(b) Inception date:                                                        3/30/98     3/16/98     8/10/98          --     6/25/98
(c) Includes undistributed (accumulated) net investment
     income (loss) of:                                                  $   (5,105)  $      40   $     (27)  $     (36)  $     175

The accompanying notes are an integral part of the financial statements.


                              FINANCIAL HIGHLIGHTS
                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.
                                                                   Deutsche    Deutsche    Deutsche    Deutsche     Deutsche
                                                                   European     German     Japanese     Global      European
                                                                   Mid-Cap      Equity      Equity       Bond         Bond
                                                                     Fund        Fund        Fund        Fund         Fund
Net asset value at beginning of period                                 $12.50   $   12.50   $   12.50   $   12.50   $   12.50
Investment operations:
 Net investment income (loss)                                            0.01        0.02       (0.07)       0.26        0.19
 Net realized and unrealized gain (loss) on
  investments
 and foreign currency allocated from
 corresponding Deutsche Portfolio                                        1.71        1.94       (2.58)       0.22        0.58
 Increase (decrease) from investment operations                          1.72        1.96       (2.65)       0.48        0.77
Distributions to Shareholders:
 Dividends from net investment income                                      --          --          --       (0.19)      (0.12)
Total distributions                                                        --          --          --       (0.19)      (0.12)
Net asset value at end of period                                       $14.22   $   14.46   $    9.85   $   12.79   $   13.15
Total Return (based on net asset value)(c)*                             13.76%      15.68%    (21.20)%       3.85%       6.17%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                     $2,402   $     462   $      14   $      84   $      28
 Ratios to average net assets:
 Expenses(b)**                                                           1.60%       1.60%       1.60%     1.30%       1.30%
 Net investment income (loss)(b)**                                       0.23%       0.75%     (1.00)%     3.62%       2.67%
(a) Commencement of operations:                                      10/17/97    10/17/97    10/20/97    10/15/97    10/17/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

   Expenses to average net assets**                                     18.86%      73.61%    454.24%    243.87%     454.22%
   Net investment loss to average net assets**                         (17.03)%    (71.26)%  (453.64)%  (238.95)%   (450.25)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
**  Annualized
 The accompanying notes are an integral part of the financial statements.


                        FINANCIAL HIGHLIGHTS (CONTINUED) Deutsche Funds, Inc.
            For the period from Inception Date to August 31, 1998(a)



Selected data for a Class B share of common stock outstanding throughout the period.

                                                        Deutsche       Deutsche     Deutsche      Deutsche     Deutsche
                                                        European        German      Japanese       Global      European
                                                        Mid-Cap         Equity       Equity         Bond         Bond
                                                          Fund           Fund         Fund          Fund         Fund
Net asset value at beginning of period                  $ 12.50      $  12.50      $  12.50            --       $12.50
Investment operations:
 Net investment income (loss)                             (0.02)        (0.01)        (0.01)           --         0.08
 Net realized and unrealized gain (loss)
  on investments
and foreign currency allocated
from corresponding Deutsche Portfolio                      0.07          0.14         (0.38)           --         0.35
 Increase (decrease) from investment
  operations                                               0.05          0.13         (0.39)           --         0.43
Distributions to Shareholders:
 Dividends from net investment income                        --            --            --            --        (0.11)
 Total distributions                                         --            --            --            --        (0.11)
Net asset value at end of period                        $ 12.55      $  12.63      $  12.11            --       $12.82
Total Return (based on net asset
 value)(c)*                                                0.40%         1.04%       (3.12)%           --         3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                      $ 4,287      $    278      $    283            --       $   85
 Ratios to average net assets:
 Expenses(b)**                                             2.35%         2.35%         2.35%           --         2.05%
 Net investment income (loss)(b)**                        (0.70)%       (0.19)%       (1.25)%          --         2.38%
(a)Inception date:                                       3/30/98       3/16/98       8/10/98           --      6/25/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

   Expenses to average net assets**                       19.61%        74.36%       454.99%           --       454.97%
   Net investment loss to average net assets**           (17.96)%      (72.20)%     (453.89)%          --      (450.54)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
 ** Annualized
 The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS
                              Deutsche Funds, Inc.
                                August 31, 1998

Note 1--Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively, the "Funds"). The accompanying financial statements and notes thereto relate to five of these Funds: Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") and Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"); and Deutsche Global Bond Fund ("Global Bond Fund") and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of five of the corresponding Portfolios, including their portfolio of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company serves as Administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") serves as distributor to the Funds (the "Distributor").

Each Fund recognizes daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization costs. Each Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. As of August 31, 1998, Class B Shares of the Global Bond Fund have not been sold to the public. The Funds commenced operations during October 1997.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of August 31, 1998 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

Fund                            Percentage   Portfolio
European Mid-Cap Fund            56.88%      Provesta Portfolio (US Dollar)
German Equity Fund               17.98%      Investa Portfolio (US Dollar)
Japanese Equity Fund             17.21%      Japanese Equity Portfolio (US Dollar)
Global Bond Fund                  1.88%      Global Bond Portfolio (US Dollar)
European Bond Fund                1.46%      European Bond Portfolio (US Dollar)

Investment Income, Expenses, Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expenses, realized and unrealized gains and losses recorded by the Portfolios on a daily basis. The investment income, expenses, realized and unrealized gains and losses are allocated daily to the investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset values.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no provision for federal income and excise tax is required.

At August 31, 1998, the Japanese Equity Fund had a capital loss carryforward of $78, which will expire in 2006 if not utilized. To the extent that this loss carryforward is used to offset future capital gains, such capital gains so offset will not be distributed to shareholders.

Capital losses incurred after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and elected to defer their capital losses incurred after October 31, 1997:

                                 Foreign Currency  Capital Loss
             Fund                 Loss Deferred      Deferred
European Mid-Cap Fund                $5,105          $    --
German Equity Fund                   $  912          $    --
Japanese Equity Fund                 $3,681          $ 2,820
Global Bond Fund                     $  528          $    --
European Bond Fund                   $    --         $    --

Distributions to Shareholders

Dividends from net investment income of the Funds are declared and paid at least annually and, in the case of the Bond Funds, monthly. Capital gains of each Fund, if any, are distributed at least annually. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividend distributions to shareholders on ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected. During the period ended August 31, 1998, the following Funds reclassified permanent book and tax differences to increase (decrease) the following accounts:

      Undistributed Net
                                                     Realized Gains on
                                                      Investments and
                               Undistributed Net      Foreign Currency      Paid-in
            Fund               Investment Income       Transactions        Capital
European Mid-Cap Fund               $(681)              $(31,434)            $32,115
German Equity Fund                  $(636)              $   (640)            $ 1,276
Japanese Equity Fund                $ 253               $    638             $  (891)
Global Bond Fund                    $(478)              $    557             $   (79)
European Bond Fund                  $ 168               $   (588)            $   420
Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and will be reimbursed by the Funds. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company ("Federated") as Administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated in its capacity as Operations Agent for the Portfolio Trust and Administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares of the Funds are subject to the Distribution Plan and Class A Shares and Class B Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance activity that is principally intended to result in the sale of Class B Shares of the Fund. Under the Service Plan, each Fund pays to DFM, for the provision of certain services to the holders of Class A Shares and Class B Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds.

Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average daily net assets of Class A Shares and of Class B Shares of the Equity Funds and the Bond Funds, respectively.

For the period ended August 31, 1998, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                                      Portfolio    Fund     Total
European Mid-Cap Fund                   $87,790  $120,560  $208,350
German Equity Fund                      $11,309  $109,801  $121,110
Japanese Equity Fund                    $ 2,562  $107,660  $110,222
Global Bond Fund                        $ 2,513  $107,781  $110,294
European Bond Fund                      $   934  $107,708  $108,642
Note 4--Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

Note 5--Subsequent Event
On September 1, 1998, the European Mid-Cap Fund, German Equity Fund and European Bond Fund commenced an offering of Class C Shares to the public.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Deutsche Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund (five of the eleven funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at August 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
October 16, 1998

1998 Federal Tax Notice (Unaudited)

For the year ended August 31, 1998, the European Mid-Cap Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $4,328 to its shareholders. The European Mid-Cap Fund generated net foreign source income of $58,993 with respect to this election.

                            PORTFOLIO OF INVESTMENTS
                         Provesta Portfolio (US Dollar)
                                August 31, 1998

                                                                        Market
    Shares                          Description                          Value
Common Stocks--74.2%
  France--4.2%
           291  Banque Nationale de Paris                             $    19,220
         5,225  Business Objects SA--ADR*                                  46,372
         1,000  Cap Gemini SA                                             157,294
           242  Compagnie Financiere de Paribas*                           20,363
           115  Dassault Systems SA                                         5,932
            90  Rhone-Poulenc SA                                            4,544
           650  Sanofi SA                                                  72,888
         2,800  Schneider SA                                              166,698
                  Total                                                   493,311
Germany--54.7%
           500  1&1 Aktiengesellschaft & Co. KGaA*                         50,190
           200  A. Friedrich Flender AG*                                   33,460
         1,000  Adidas AG                                                 117,961
         1,600  ADOLF AHLERS AG                                            33,573
         1,500  Aixtron AG                                                242,443
         3,475  Altana AG                                                 220,723
           310  AVA Allgemeine Handels der Verbraucher*                   109,879
            50  Axa Colonia Konzern AG                                      5,671
            90  Barmag AG                                                  27,817
           150  BDAG Balcke-Duerr AG*                                      25,861
         1,050  Beiersdorf AG                                              55,975
         2,350  BERLINER ELEKTRO Holding AG                                34,651
         1,800  BERU AG                                                    40,628
         2,900  BHF-Bank AG                                               105,257
           100  CeWe Color Holding AG                                      19,622
         8,000  Continental AG                                            214,144
           160  DBV-Winterthur Holding AG                                  60,795
         2,600  Degussa AG                                                129,019
         1,950  Deutsche Babcock AG*                                      106,718
         1,768  Deutsche Pfandbrief-und Hypothekenbank AG                 133,355
         1,900  Duerr AG                                                   62,496
           700  Escada AG                                                  93,291
        10,500  FAG Kugelfischer Georg Schaefer AG                        139,936
           400  Felten & Guilleaume Energietechnik AG                      66,920
           275  Fresenius AG                                               38,989
         2,000  Fresenius Medical Care AG                                  98,679
         1,500  Fried.Krupp AG Hoesch-Krupp                               216,923
            15  Fuchs Petrolub AG Oel & Chemie*                             1,616
         4,925  Gehe AG                                                   302,488
         2,000  Gerresheimer Glas AG                                       32,099
           155  Gesco Industrie Holding AG                                  3,499
           120  Gold-Zack AG*                                              31,985
         1,475  Heidelberger Druckmaschinen AG                            102,053
         1,125  Henkel KGaA                                                77,518
           520  Hornbach Baumarkt AG                                       20,053
         2,050  Hucke AG                                                   30,227
         4,750  IWKA AG                                                    91,859
           525  Kali und Salz Beteiligungs AG*                             61,929
         1,800  Kiekert AG                                                 72,988
         1,700  Kloeckner-Werke AG*                                       101,713
         1,825  KM Europa Metal AG                                         98,945
           150  Krones AG*                                                  5,529
           425  Leonische Drahtwerke AG                                   136,179
           200  MAN AG                                                     58,924
         2,000  Mannesmann AG                                             180,344
           280  Mannheimer Versicherung AG                                155,617
         8,750  Metallgesellschaft AG                                     145,147
           700  MobilCom AG                                               184,597
         5,900  Norddeutsche Affinerie AG*                                 71,604
            44  Nuernberger Beteiligungs AG B                              50,655
            18  Nuernberger Beteiligungs AG                                22,254
         4,225  Phoenix AG                                                 98,239
           225  Plettac AG                                                 24,244
         2,000  Praktiker Bau-und Heimwerkermaerkte AG                     24,953
           400  Rhoen-Klinikum AG                                          37,430
           700  SAP AG                                                    363,239
         2,825  Schering AG                                               272,359
         1,000  Schlott AG                                                 21,267
         1,850  SGL Carbon AG                                             163,670
         5,500  SKW Trostberg AG                                          162,196
           255  Springer (Axel) Verlag AG                                 157,631
           500  Tarkett AG                                                 10,775
         3,250  Teldafax AG*                                              137,867
           210  Varta AG                                                   34,597
           500  Verseidag AG                                               63,801
           220  Wella AG                                                  169,058
         1,100  WMF-Wuerttembergische Metallwarenfabrik AG                 19,651
         8,000  Wuensche AG*                                               67,147
                  Total                                                 6,352,922
 Ireland--0.1%
           160  CBT Group plc--ADR*                                         7,520
   Italy--3.7%
       164,500  Banca di Roma*                                            318,262
           500  Banca Popolare di Bergamo Credito Varesino SpA             10,607
         1,275  Banca Popolare di Brescia                                  29,108
         3,900  Banca Popolare di Milano                                   28,536
         5,000  Banca Popolare di Novara                                   37,604
                  Total                                                   424,117
                Netherlands--8.5%
         1,750  ASM Lithography Holding NV*                                34,739
         3,144  Benckiser NV B (Deutschemark)                             180,977
           556  Benckiser NV B (Netherlands Guilder)                       31,714
           400  Equant NV*                                                 16,643
         6,400  Getronics NV                                              326,457
         2,357  Nutreco Holding NV                                         84,100
         2,875  Qiagen NV*                                                142,177
         2,500  Unilever NV                                               172,626
                  Total                                                   989,433
Portugal--0.7%
         6,350  Banco Mello SA                                             75,754
   Spain--1.4%
         3,750  Argentaria SA                                              71,877
         1,275  Banco Popular Espanol SA                                   85,917
                  Total                                                   157,794
   Switzerland--0.9%
            73  Baloise Holdings Ltd.                                      55,731
             2  Lindt & Spruengli AG                                       48,406
                  Total                                                   104,137
                  Total Common Stocks (Cost--$9,522,527)                8,604,988
Preferred Stocks--19.0%
Germany--19.0%
           675  Axa Colonia Konzern AG                                     56,655
           365  BERLINER ELEKTRO Holding AG                                 4,864
         1,350  Draegerwerk AG                                             23,740
           250  Dyckerhoff AG                                              85,068
            40  EDDING AG                                                  11,229
           300  Fielmann AG                                                10,957
         1,500  Fresenius AG                                              222,452
           325  Fuchs Petrolub AG Oel & Chemie                             32,808
           370  JADO Design Armatur & Beschlag AG*                          1,574
           650  Jungheinrich AG                                           110,588
           350  Krones AG                                                  12,902
           125  MAN AG                                                     26,300
           200  Marschollek, Lautenschlaeger und Partner AG               100,947
         4,350  Metro AG                                                  170,221
           129  Porsche AG                                                278,001
         4,900  Prosieben Media AG                                        255,657
           625  Rhoen-Klinikum AG                                          57,066
           425  SAP AG                                                    241,025
         1,700  Sixt AG*                                                  321,046
           125  Sto AG                                                     41,471
           125  Wella AG                                                  113,424
         2,000  WMF-Wuerttembergische Metallwarenfabrik AG                 29,944
                  Total Preferred Stocks (Cost--$2,266,166)             2,207,939
Warrants--0.1%
Germany--0.1%
           100  Continental AG (Exp. Date: 7/6/00)*                        15,482
                   Total Warrants (Cost--$19,114)                           15,482
                   Total Investments--93.3% (Cost--$11,807,807)         10,828,409
                   Other assets in excess of other liabilities--6.7%       777,654
                   Total Net Assets--100.0%                            $11,606,063

Notes to the Portfolio of Investments:

* Non-income producing security.
ADR -- American Depository Receipt
The accompanying notes are an integral part of the financial statements.

Industry sector diversification of the Provesta Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                                     Percentage of
Industry Sector                       Net Assets
Industrial--Diversified                   9.2%
Banking                                   7.9%
Automotive                                7.4%
Computer Software & Processing            7.2%
Heavy Machinery                           7.1%
Pharmaceuticals                           4.9%
Chemicals                                 4.5%
Health Care Providers                     3.9%
Media--Broadcasting & Publishing          3.6%
Insurance                                 3.5%
Textiles, Clothing & Fabrics              3.5%
Commercial Services                       2.9%
Household Products                        2.9%
Cosmetics & Personal Care                 2.9%
Retailers                                 2.9%
Computers & Information                   2.8%
Telephone Systems                         2.8%
Beverages, Food & Tobacco                 2.6%
Wholesalers                               2.6%
Metals                                    1.5%
Financial Services                        1.3%
Medical & Bio-Technology                  1.2%
Electrical Equipment                      1.2%
Building Materials                        1.2%
Advertising                               0.4%
Electronics                               0.3%
Oil & Gas                                 0.3%
Containers & Packaging                    0.3%
Medical Supplies                          0.2%
Consumer Services                         0.2%
Entertainment & Leisure                   0.1%
 Total                                   93.3%

The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                         Investa Portfolio (US Dollar)
                                August 31, 1998

                                                                                               Market
   Shares               Description                                                             Value
Common Stocks--88.2%
Germany--88.2%
Automotive--16.3%
      4               Bayerische Motoren Werke AG--New*                                      $    2,926
      10              Bayerische Motoren Werke AG                                                 7,429
      975             Chrysler Corp.                                                             44,119
      1,845           Continental AG                                                             49,387
      4,100           Daimler-Benz AG                                                           369,705
      2,523           Volkswagen AG                                                             181,430
                        Total                                                                   654,996
Banking--15.3%
      2,900           Bayerische Hypotheken-und Wechsel-Bank AG                                 164,793
      2,201           Bayerische Vereinsbank AG                                                 167,887
      450             BHF-Bank AG                                                                16,333
      4,530           Commerzbank AG                                                            131,021
      3,000           Dresdner Bank AG                                                          134,917
                        Total                                                                   614,951
                      Chemicals--13.5%
      2,900           BASF AG                                                                   115,947
      3,450           Bayer AG                                                                  129,524
      886             Degussa AG                                                                 43,966
      6,200           Hoechst AG                                                                253,865
                        Total                                                                   543,302
                      Communications--3.6%
      5,530           Deutsche Telekom AG                                                       146,459
  Computer Software & Processing--5.8%
      450             SAP AG                                                                    233,513
  Electric Utilities--5.6%
      3,190           RWE AG                                                                    152,870
      1,420           Veba AG                                                                    71,576
                        Total                                                                   224,446
  Electrical Equipment--4.9%
      3,050           Siemens AG                                                                198,052
   Heavy Construction--0.5%
      509             Hochtief AG                                                                19,485
   Household Products--1.3%
      770             Henkel KGaA                                                                53,057
   Industrial--Diversified--10.5%
      70              Linde AG                                                                   40,889
      2,275           Mannesmann AG                                                             205,141
      162             Preussag AG                                                                54,665
      300             Thyssen AG                                                                 56,315
      105             Viag AG                                                                    65,800
                        Total                                                                   422,810
Insurance--5.2%
      100             Allianz AG                                                                 28,696
      18              Muenchener Rueckversicherungs-Gesellschaft AG - New*                        6,931
      451             Muenchener Rueckversicherungs-Gesellschaft AG                             174,821
                        Total                                                                   210,448
Oil & Gas--0.4%
      195             Royal Dutch Petroleum Co.--(Deutschemark)                                   8,643
      205             Royal Dutch Petroleum Co.--(Netherlands Guilder)                            9,126
                        Total                                                                    17,769
                      Pharmaceuticals--1.8%
      772             Schering AG                                                                74,429
Retailers--1.8%
      1,291           Metro AG                                                                   72,849
Textiles, Clothing & Fabrics--1.7%
      577             Adidas Salomon AG                                                          68,063
                        Total Common Stocks (Cost--$3,518,316)                                3,554,629
Preferred Stocks--7.2%
Germany--7.2%
                      Automotive--0.4%
      9               Bayerische Motoren Werke AG - New*                                          3,981
      28              Bayerische Motoren Werke AG                                                12,703
                        Total                                                                    16,684
Building Materials - 0.7%
      79              Dyckerhoff AG                                                              26,881
Computer Software & Processing--3.4%
      240             SAP AG                                                                    136,108
Household Products--0.2%
      120             Henkel KGaA                                                                 9,596
Industrial--Diversified--1.3%
      252             MAN AG                                                                     53,021
Retailers--1.2%
      1,200           Metro AG                                                                   46,957
                        Total Preferred Stocks (Cost--$245,102)                                 289,247
Warrants--4.9%
Germany--4.9%
Automotive--0.4%
      92              Continental AG (Exp. Date: 7/6/00; Strike Price DEM 19.90)*                14,244
Banking --1.0%
      800             Commerzbank AG (Exp. Date: 6/15/00; Strike Price DEM 55.00)*                7,713
      2,000           Dresdner Bank AG (Exp. Date: 4/30/02; Strike Price DEM 55.00)*             34,254
                        Total                                                                    41,967
Chemicals--0.4%
      70              BASF Finance Europe (Exp. Date: 4/9/01; Strike Price DEM 30.80)*           15,482

Electric Utilities--0.3%
      1,180           Veba AG (Exp. Date: 6/7/99; Strike Price DEM 37.90)*                       13,384
Insurance--2.8%
      43,500          Allianz AG (Exp. Date: 6/30/99; Strike Price 294.72)*                     57,974
      420             Allianz AG (Exp. Date: 6/30/99; Strike Price 294.70)*                     55,022
      18              Muenchener Rueckversicherungs-Gesellschaft AG
(Exp. Date 6/3/02; Strike Price DEM 635.00)*    730
                         Total                                                                 113,726
                         Total Warrants (Cost--$271,004)                                       198,803
                         Total Investments--100.3% (Cost--$4,034,422)                        4,042,679
                         Liabilities in excess of other assets--(0.3)%                         (14,104)
                         Total Net Assets--100.0%                                           $4,028,575

Notes to the Portfolio of Investments:

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                     Japanese Equity Portfolio (US Dollar)
                                August 31, 1998

                                                                                                Market
     Shares        Description                                                                  Value
 Common Stocks--85.6%
 Advertising--2.5%
  2,000            Asatsu Inc.                                                                $   40,609
 Automotive--10.2%
  2,000            Bridgestone Corp.                                                              44,082
  2,000            Honda Motor Co., Ltd.                                                          68,887
  6,000            Suzuki Motor Corp.                                                             55,195
                     Total                                                                       168,164
Banking--1.0%
  3,000            Sanwa Bank                                                                     17,179
Beverages, Food & Tobacco--4.8%
  4,000            Ajinomoto Co., Inc.                                                            29,483
  6,000            Kirin Brewery Co., Ltd.                                                        50,177
                     Total                                                                        79,660
Chemicals--0.6%
  4,000            Dainippon Ink & Chemicals, Inc.                                                 9,695
Commercial Services--1.7%
  2,000            Dai Nippon Printing Co., Ltd.                                                  27,938
Communications--2.0%
  1,000            Matsushita Communication Industrial Co., Ltd.                                  33,664
Computer           Software & Processing--10.1%
  1,000            Fuji Soft ABC, Inc.                                                            35,932
  7,000            Fujitsu Ltd.                                                                   70,945
  1,000            Hitachi Software Engineering Co., Ltd.                                         24,309
  10               NTT Data Corp.                                                                 36,003
                     Total                                                                       167,189
 Computers & Information--3.4%
  1,000            Diamond Computer Service Co.                                                   13,820
  1,000            Softbank Corp.                                                                 42,523
                     Total                                                                        56,343
Electrical Equipment--6.0%
  4,000            Matsushita Electric Industries                                                 57,548
  4,000            Minebea Co., Ltd.                                                              40,595
                     Total                                                                        98,143
Electronics--7.7%
  1,000            Sony Corp.                                                                     73,069
  15,000           Toshiba Corp.                                                                  53,898
                     Total                                                                       126,967
Entertainment & Leisure--2.3%
  400              Nintendo Corp. Ltd.                                                            37,052
Financial Services--5.9%
  2,000            Nomura Securities Co., Ltd.                                                    19,419
  800              Orix Corp.                                                                     54,146
  100              Shohkoh Fund & Co., Ltd.                                                       22,856
                     Total                                                                        96,421
Forest Products & Paper--4.4%
  2,000            Uni Charm Corp.                                                                72,714
Home Construction, Furnishings & Appliances--1.9%
  4,000            Daiwa House Industry Co., Ltd.                                                 32,034
Medical Supplies--3.2%
  2,000            Takeda Chemical Industries                                                     52,303
Office Equipment--2.5%
  2,000            Canon, Inc.                                                                    40,609
Pharmaceuticals--6.1%
  3,000            Terumo Corp.                                                                   56,662
  2,000            Yamanouchi Pharmaceutical Co., Ltd.                                            43,373
                     Total                                                                       100,035
Real Estate--2.3%
  6,000            Mitsui Fudosan Co., Ltd.                                                       38,696
Retailers--3.8%
  2,000            JUSCO Co., Ltd.                                                                32,388
  2,000            Kao Corp.                                                                      30,829
                     Total                                                                        63,217
Telephone Systems--3.2%
  7                Nippon Telegraph & Telephone Corp.                                             53,083
                     Total Investments--85.6% (Cost--$1,637,197)                               1,411,715
                     Other assets in excess of liabilities--14.4%                                237,360
                     Total Net Assets --100.0%                                                $1,649,075
The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                       Global Bond Portfolio (US Dollar)
                                August 31, 1998

                 Par
 Currency       Value     Description                                                 Value
Corporate Debt--34.6%
Germany--4.1%
                          Deutsche Pfandbrief-und Hypothekenbank AG
  CZK          2,300,000  14.875% Due 05/15/00                                        $   70,920
                          Hypothekenbank in Essen AG
  DEM            150,000  4.000% Due 05/15/00                                             85,408
                            Total                                                        156,328
Japan--2.0%
                          Nippon Telegraph & Telephone Corp.
  JPY                     10,000,000  2.500% Due 07/25/07                                 74,876
Multinational--5.5%
                          European Investment Bank
  DEM            150,000  5.250% Due 04/15/04                                             90,257
                          World Bank
  JPY          8,000,000  5.250% Due 03/20/02                                             65,571
                          World Bank
  PLZ            200,000  18.000% Due 02/27/03                                            54,839
                            Total                                                        210,667
Netherlands--4.0%
                          Baden Wurt L - Finance - (Eurodollar)
  USD             50,000  6.000% Due 12/19/02                                             51,225
                          Telefonica Europe BV - (Eurodollar)
  USD            100,000  6.375% Due 01/08/03                                            102,550
                            Total                                                        153,775
United Kingdom--8.2%
                          British Telecom plc - (Eurodollar)
  USD            100,000  7.000% Due 05/23/07                                            108,300
                          Glaxo Wellcome plc - (Eurodollar)
  USD            100,000  6.125% Due 01/25/06                                            103,250
                          Vodafone Group plc
  GBP             60,000  7.875% Due 11/06/01                                            103,456
                            Total                                                        315,006
United States--10.8%
                          BMW U.S. Capital Corp.
  USD            100,000  6.625% Due 03/15/04                                            102,900
                          Ford Motor Credit
  USD            100,000  6.550% Due 09/10/02                                            104,000
                          Philip Morris Co., Inc. - Global Bond
  USD            100,000  7.000% Due 07/15/05                                            104,500
                          Procter & Gamble (The) Co. -  (Eurodollar)
  USD            100,000  6.125% Due 05/08/08                                            102,750
                            Total                                                        414,150
                            Total Corporate Debt  (Cost --$1,325,666)                  1,324,802
Sovereign Debt Obligations--41.5%
Australia--3.4%
                          Australia Government Bond
  AUD            200,000  10.000% Due 10/15/02                                           131,719
Canada--6.0%
                           Government of Canada
  CAD             200,000  5.500% Due 02/01/00                                            126,979
                           Province of Ontario - (Yankee)
  USD             100,000  6.000% Due 02/21/06                                            101,950
                             Total                                                        228,929
Denmark--8.0%
                           Kingdom of Denmark
  DKK             750,000  7.000% Due 12/15/04                                            125,856
  DKK             750,000  6.000% Due 11/15/09                                            121,970
  DEM             100,000  4.750% Due 01/07/02                                             58,413
                             Total                                                        306,239
Germany--9.0%
                           Deutschland Republic
  DEM             200,000  8.500% Due 08/21/00                                            123,972
  DEM             200,000  7.250% Due 10/21/02                                            128,112
                           Treuhandanstalt
  DEM             150,000  6.500% Due 04/23/03                                             94,340
                             Total                                                        346,424
Greece--1.7%
                           Hellenic Republic Bond
  GRD          20,000,000  9.2000% Due 03/21/02                                            63,287
Italy--2.7%
                           Republic of Italy International Bond - (Eurodollar)
  USD             100,000  6.000% Due 05/29/08                                            102,450
Japan--2.1%
                           Japan-187 (10 Year Issue)
  JPY          10,000,000  3.300% Due 06/20/06                                             82,006
Spain--4.0%
                           Government of Spain
  DEM             250,000  5.750% Due 01/03/07                                            154,114
United Kingdom--4.6%
                           United Kingdom Treasury
  GBP              30,000  8.500% Due 10/07/05                                             59,200
  GBP              60,000  7.250% Due 12/07/07                                            114,879
                             Total                                                        174,079
                             Total Sovereign Debt Obligations (Cost--$1,563,183)        1,589,247
U.S. Government and Agency Obligations -- 16.1%
United States--16.1%
                           Federal National Mortgage Association
  USD             100,000  6.540% Due 09/10/07                                            107,281
  USD             100,000  6.000% Due 08/15/00                                            101,922
  USD             100,000  5.625% Due 11/30/00                                            101,359
  USD             100,000  5.875% Due 11/30/01                                            102,437
  USD             100,000  6.000% Due 07/31/02                                            103,328
  USD             100,000  5.625% Due 12/31/02                                            102,359
                             Total U.S. Government Agency Obligations (Cost --$600,725)   618,686
                             Total Investments--92.2% (Cost--$3,489,574)                3,532,735
                             Other assets in excess of liabilities--7.8%                  299,381
                             Total Net Assets--100.0%                                  $3,832,116

Notes to the Portfolio of Investments:
Eurodollar--Bonds issued offshore that pay interest and principal in U.S.
Dollars.
Yankee--U.S. Dollar denominated bonds issued by non-U.S. entities in the U.S. Currency abbreviations defined:
AUD--Australian Dollar
CAD--Canadian Dollar
CZK--Czech Koruna
DEM--German Deutschemark
DKK--Denmark Krona
GBP--Great Britain Pound
GRD--Greek Drachma
JPY--Japanese Yen
PLZ--Polish Zloty
USD--United States Dollar
The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                      European Bond Portfolio (US Dollar)
                                August 31, 1998

                   Par                                                                   Market
Currency          Value    Description                                                   Value
Corporate Debt--22.1%
Austria--3.6%
                           Oesterreichische Postsparkasse AG
 DEM              400,000  5.250% Due 11/11/02                                        $  236,602
Denmark--0.1%
                           Nykredit AS
  DKK              42,901  6.000% Due 10/01/26                                             6,318
Multinational--3.7%
                           World Bank
  DEM             400,000  5.875% Due 11/10/03                                           245,109
Netherlands--3.0%
                           Commerzbank Overseas Finance
  ITL         120,000,000  10.800% Due 04/14/00                                           75,747
                           LB Schleswig-Holsteinische Finance
  DEM             200,000  5.625% Due 07/30/07                                           120,399
                             Total                                                       196,146
Sweden--1.1%
                           Swedish Export Credit
  ITL         120,000,000  10.750% Due 06/09/00                                           76,333
United Kingdom--9.2%
                           National Grid Co. plc
  GBP             170,000  8.000% Due 03/29/06                                           316,507
                           Sudwest LB Capital Markets
  DEM             500,000  4.625% Due 02/17/03                                           291,782
                             Total                                                       608,289
United States--1.4%
                           KFW International Finance
  GBP              50,000  7.250% Due 07/23/07                                            92,084
                             Total Corporate Debt (Cost--$1,397,116)                   1,460,881
Mortgage Backed Securities--4.0%
Denmark--4.0%
                           Nykredit AS
 DKK            1,800,000  6.000% Due 10/01/29                                           260,378
                             Total Mortgage Backed Securities (Cost--$262,944)           260,378
Sovereign Debt Obligations--65.3%
Austria--4.4%
                           Republic of Austria International Bond
  DEM             500,000  4.300% Due 07/15/03                                           288,663
Belgium--4.2%
                           Kingdom of Belgium International Bond
  DEM             450,000  6.250% Due 10/06/03                                           279,448
Denmark--9.6%
                           Kingdom of Denmark
  DKK           1,000,000  7.000% Due 12/15/04                                           167,808
  DKK           2,700,000  7.000% Due 11/15/07                                           466,269
                             Total                                                       634,077
Finland--3.5%
                           Finland International Bond
  FRF           1,200,000  7.000% Due 06/15/04                                           233,505
France--4.3%
                           French Treasury Bill
  ECU             250,000  4.500% Due 07/12/02                                           285,676
Germany--17.5%
                           Deutschland Republic
  DEM             725,000  6.000% Due 09/15/03                                           450,016
  DEM             825,000  6.000% Due 07/04/07                                           530,802
  DEM             250,000  6.500% Due 07/04/27                                           173,255
                             Total                                                     1,154,073
Great Britain--7.1%
                           United Kingdom Gilts
  GBP             245,000  7.750% Due 09/08/06                                           471,346
Greece--3.7%
                           Hellenic Republic Bond
  GRD          40,000,000  9.800% Due 03/21/00                                           125,585
  ECU             100,000  5.750% Due 03/31/08                                           116,677
                             Total                                                       242,262
Ireland--1.8%
                           Irish Gilt
  IEP              75,000  6.250% Due 10/18/04                                           116,728
Norway--3.8%
                           Norwegian Government
  NOK           2,000,000  5.750% Due 11/30/04                                           251,202
Spain--4.2%
                           Spanish Government International Bond
  DEM             450,000  5.750% Due 01/03/07                                           277,406
Sweden--1.2%
                           Kingdom of Sweden International Bond
  ITL         120,000,000  10.000% Due 02/08/01                                           77,917
                             Total Sovereign Debt Obligations (Cost--$4,147,361)       4,312,303
U.S. Government Agency Obligations--4.4%
United States--4.4%
                           Federal National Mortgage Association--Global
  DEM             500,000  5.000% Due 02/16/01                                           291,357
                             Total U.S. Government Agency Obligations (Cost--$281,985)    291,357
                             Total Investments--95.8% (Cost--$6,089,406)                6,324,919
                             Other assets in excess of liabilities--4.2%                  274,927
                             Total Net Assets--100.0%                                  $6,599,846

Notes to the Portfolio of Investments:
Currency abbreviations defined:
DEM--German Deutschemark
DKK--Denmark Krona
ECU--European Currency Unit
FRF--French Franc
GBP--Great Britain Pound
GRD--Greek Drachma
IEP--Irish Pound
ITL--Italian Lira
NOK--Norwegian Krona
The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                              Deutsche Portfolios
                                August 31, 1998

                                                                                               Japanese      Global      European
                                                                   Provesta        Investa      Equity        Bond         Bond
                                                                   Portfolio      Portfolio    Portfolio    Portfolio    Portfolio
                                                                  (US Dollar)    (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)
Assets:
Investments, at value                                              $10,828,409   $4,042,679   $1,411,715   $3,532,735   $6,324,919
Cash                                                                   553,625       94,755      303,433      311,617       81,910
Foreign currency                                                        79,648           --           --           --           --
Dividends receivable                                                       610           35          392           --           --
Interest receivable                                                      1,447          529        1,347       88,174      188,938
Receivable for investments sold                                             --           --       43,831           --      106,505
Receivable for Investors' Beneficial Interest
for contributions                                                      399,037        4,991        1,988           --           --
Unrealized appreciation on forward foreign
currency contracts                                                          --           --            4           --        1,825
Deferred organization costs                                             54,390       54,390       54,426       54,317       54,390
 Total assets                                                       11,917,166    4,197,379    1,817,136    3,986,843    6,758,487
Liabilities:
Payable for investments purchased                                       79,200           --           --           --           --
Unrealized depreciation on forward foreign
currency contracts                                                          --           --       21,900           --           --
Investment management fees payable                                      31,021       21,527       11,948       20,623       21,836
Organization costs payable                                              65,414       65,414       65,414       65,414       65,414
Accrued expenses and other liabilities                                 135,468       81,863       68,799       68,690       71,391
 Total liabilities                                                     311,103      168,804      168,061      154,727      158,641
 Net assets                                                        $11,606,063   $4,028,575   $1,649,075   $3,832,116   $6,599,846
Net Assets:
Applicable to Investors' Beneficial Interests                      $11,606,063   $4,028,575   $1,649,075   $3,832,116   $6,599,846
Cost of investments                                                $11,807,807   $4,034,422   $1,637,197   $3,489,574   $6,089,406
Cost of foreign currency                                           $    78,337           --           --           --           --

The accompanying notes are an integral part of the financial statements.

                            STATEMENTS OF OPERATIONS
                              Deutsche Portfolios
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                                               Japanese      Global      European
                                                                     Provesta      Investa      Equity        Bond         Bond
                                                                     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                                                    (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)  (US Dollar)
Investment Income:
Dividend income                                                      $  58,993    $  70,946    $   6,650    $      --    $      --
Less: foreign withholding taxes                                        (14,904)     (18,540)        (998)          --           --
 Net dividend income                                                    44,089       52,406        5,652           --           --
Interest income (net of interest expense of $125,
$211, $0, $0 and $533, respectively)                                     7,586        3,167        8,166      153,267      158,269
 Total income                                                           51,675       55,573       13,818      153,267      158,269
Expenses:
Investment management fees                                              31,021       21,527       11,948       20,623       21,836
Operations agent fees                                                   64,498       65,197       65,332       65,603       65,157
Administrative agent fees                                               34,889       34,889       34,445       35,111       34,889
Custody and accounting fees                                            170,298       71,441       47,015       46,843       48,412
Legal and audit fees                                                    34,728       34,728       34,730       34,729       34,729
Trustees' fees and expenses                                                120          120          120          120          120
Other expenses                                                          11,305       11,141       11,183       11,140       11,140
 Amortization of organization costs                                     11,522       11,522       11,486       11,595       11,522
 Total expenses                                                        358,381      250,565      216,259      225,764      227,805
 Net investment (loss)                                                (306,706)    (194,992)    (202,441)     (72,497)     (69,536)
Realized and Unrealized Gain (Loss) of Investments
and Foreign Currency:
Net realized gain (loss) on:
Investments                                                            396,045      198,387     (340,669)     (12,347)      63,460
 Foreign currency transactions                                          15,942       13,959       48,834       (3,673)      14,071
Net change in unrealized appreciation/depreciation on:
 Investments                                                          (979,398)       8,257     (225,482)      43,161      235,513
 Foreign currency translations                                             (41)          --      (21,578)      (1,027)       6,225
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency                                      (567,452)     220,603     (538,895)      26,114      319,269
Net Increase (Decrease) in Net Assets Resulting
from Operations                                                      $(874,158)   $  25,611    $(741,336)   $ (46,383)   $ 249,733

(a) Commencement of operations:                                       10/17/97     10/17/97     10/20/97     10/15/97     10/17/97

The accompanying notes are an integral part of the financial statements.


                      STATEMENTS OF CHANGES IN NET ASSETS
                              Deutsche Portfolios
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                                            Japanese      Global       European
                                                                 Provesta      Investa       Equity        Bond          Bond
                                                                Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                                               (US Dollar)   (US Dollar)   (US Dollar)  (US Dollar)  (US Dollar)
Increase (Decrease) in Net Assets:
Operations--
Net investment (loss)                                          $  (306,706)  $  (194,992)  $ (202,441)  $  (72,497)  $   (69,536)
Net realized gain (loss) on investments and
foreign currency transactions                                      411,987       212,346     (291,835)     (16,020)       77,531
Net change in unrealized appreciation /depreciation
on investments and foreign
currency translations                                             (979,439)        8,257     (247,060)      42,134       241,738
Net increase (decrease) in net assets resulting
from operations                                                   (874,158)       25,611     (741,336)     (46,383)      249,733
Capital Transactions:
Proceeds from contributions                                     16,189,162     5,858,332    2,526,572    4,807,453    10,703,739
Withdrawals                                                     (3,720,053)   (1,866,480)    (147,273)    (940,066)   (4,364,738)
Net increase in net assets from capital transactions            12,469,109     3,991,852    2,379,299    3,867,387     6,339,001
 Total increase in net assets                                   11,594,951     4,017,463    1,637,963    3,821,004     6,588,734
Net Assets:
Beginning of period                                                 11,112        11,112       11,112       11,112        11,112
End of period                                                  $11,606,063   $ 4,028,575   $1,649,075   $3,832,116   $ 6,599,846

(a) Commencement of operations:                                   10/17/97      10/17/97     10/20/97     10/15/97      10/17/97

The accompanying notes are an integral part of the financial statements.


                              FINANCIAL HIGHLIGHTS
                              Deutsche Portfolios
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                            Japanese       Global     European
                                                Provesta       Investa       Equity        Bond         Bond
                                                Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                               (US Dollar)   (US Dollar)   (US Dollar)  (US Dollar)  (US Dollar)
Ratios/Supplemental Data:
    Net assets, end of period (000's)           $  11,606    $   4,029    $   1,649   $   3,832   $   6,600
    Ratio of expenses to average net                 9.77%        9.87%       15.44%       8.18%       7.79%
    assets(b)
    Ratio of net investment loss to average        (8.36)%      (7.68)%     (14.46)%     (2.63)%     (2.38)%
    net assets(b)
    Portfolio turnover(c)                              82%          93%          95%         43%        177%

(a) Commencement of operations:                  10/17/97     10/17/97     10/20/97    10/15/97    10/17/97

(b)Annualized
(c)  Not annualized
The accompanying notes are an integral part of the financial statements.


                         NOTES TO FINANCIAL STATEMENTS
                              Deutsche Portfolios
                                August 31, 1998

Note 1--Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"). The accompanying financial statements and notes relate to five of these Portfolios: Provesta Portfolio (US Dollar) ("Provesta Portfolio"), Investa Portfolio (US Dollar) ("Investa Portfolio") and Japanese Equity Portfolio (US Dollar) ("Japanese Equity Portfolio") (collectively, the "Equity Portfolios"), and Global Bond Portfolio (US Dollar) ("Global Bond Portfolio") and European Bond Portfolio (US Dollar) ("European Bond Portfolio") (collectively, the "Bond Portfolios").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio ("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at August 31, 1998 were as follows:

Provesta Portfolio:
 Deutsche European Mid-Cap Fund    $ 6,601,928
 DB European Mid-Cap Fund            5,004,135
                                   $11,606,063
Investa Portfolio:
 Deutsche German Equity Fund       $   724,384
 DB German Equity Fund               3,304,191
                                   $ 4,028,575
Japanese Equity Portfolio:
 Deutsche Japanese Equity Fund     $   283,848
 DB Japanese Equity Fund             1,365,227
                                   $ 1,649,075
Global Bond Portfolio:
 Deutsche Global Bond Fund         $    72,133
 DB Global Bond Fund                 3,759,983
                                   $ 3,832,116
European Bond Portfolio:
 Deutsche European Bond Fund       $    96,296
 DB European Bond Fund               6,503,550
                                   $ 6,599,846

Note 2-- Significant Accounting Policies

The Portfolio Trust prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Any security for which market quotations are not readily available is priced in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Forward Foreign Currency Contracts

The Portfolio Trust may enter into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified security or currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the close-out of the contract and the original contract price.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Foreign Currency Translation

The books and records of the Portfolios are maintained in US Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, each Portfolio will not be subject to any Federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. The determination of such share will be made in accordance with the applicable sections of the Code. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and will be reimbursed by the Portfolios. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., distributor of the Deutsche Funds, Inc. of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization costs of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

Note 3 -- Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS")as investment adviser to the Portfolios. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Provesta Portfolio          0.85%
Investa Portfolio           0.85%
Japanese Equity Portfolio   0.85%
Global Bond Portfolio       0.75%
European Bond Portfolio     0.75%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for its services, DWS receives a fee, paid by DFM, which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as Administrator of the Deutsche Funds, Inc. and as Operations Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other Fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.

The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

From commencement of operations through August 31, 1998, affiliates of Deutsche Bank AG received brokerage commissions in the following amounts from each Portfolio as a result of executing agency transactions in portfolio securities:

Provesta Portfolio           $40,876
Investa Portfolio            $20,824
Japanese Equity Portfolio    $    --
Global Bond Portfolio        $    --
European Bond Portfolio      $    --

Certain trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

Note 4--Investment Portfolio Transactions
Purchases and sales of investments, excluding short-term securities, for each Portfolio for the period from commencement of operations to August 31, 1998 were as follows:

                                                  Japanese
                         Provesta     Investa      Equity
                         Portfolio   Portfolio    Portfolio
Purchases               $14,897,846  $6,490,443  $ 3,287,846
Sales                   $ 3,486,084  $2,653,882  $ 1,309,980

                                       Global     European
                                        Bond        Bond
                                     Portfolio    Portfolio
Purchases
 U.S. Government                     $  946,188  $   171,304
 Non-U.S. Government                  3,695,849   10,784,104
 Total                               $4,642,037  $10,955,408
Sales
 U.S. Government                     $  354,592  $        --
 Non-U.S. Government                    788,521    4,907,531
 Total                               $1,143,113  $ 4,907,531

At August 31, 1998, the cost of investments and the unrealized appreciation (depreciation) of investments for Federal income tax purposes for each Portfolio were as follows:

                                                                          Japanese      Global      European
                                                Provesta      Investa      Equity        Bond         Bond
                                               Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
Cost of Investments                           $11,859,850   $4,072,887   $1,637,197   $3,489,574   $6,092,005
Gross Unrealized Appreciation                     290,413      246,806       11,353      107,710      256,359
Gross Unrealized Depreciation                  (1,321,854)    (277,014)    (236,835)     (64,549)     (23,445)
Net Unrealized Appreciation (Depreciation)     (1,031,441)     (30,208)    (225,482)      43,161      232,914

Note 5--Forward and Spot Foreign Currency Contracts

Certain Portfolios had forward and spot foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The following contracts were open at August 31, 1998:

                                                          Local/       Foreign
                                            Settlement   Notional      Contract    Current   Unrealized
                                               Date       Amount     U.S. $ Value   Value    Gain (Loss)
Provesta Portfolio
Sale                         Deutsche Mark    09/02/98          789      $    448  $    448    $     --
Japanese Equity Portfolio
Sale                         Japanese Yen     09/02/98    4,105,580      $ 29,109  $ 29,105    $      4
Sale                         Japanese Yen     11/20/98  100,000,000      $695,265  $717,165    $(21,900)
European Bond Portfolio
Sale                         Deutsche Mark    09/01/98      190,802      $108,330  $106,505    $  1,825

Note 6--Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement contracts. These instruments involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.

Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 7--Line of Credit Agreement

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowings under the line of credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the period ended August 31, 1998, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At August 31, 1998, there were no borrowings outstanding under the line of credit agreement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Interest Holders of Deutsche Portfolios

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar), and European Bond Portfolio (US Dollar), (five of the ten portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolio Trust") at August 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998

Directors of the Corporation and Trustees of the Portfolio Trust
Edward C. Schmults
Robert H. Wadsworth
Werner Walbroel
G. Richard Stamberger
Christian Strenger

Officers of the Corporation
Brian A. Lee
Joseph Cheung
Robert R. Gambee
Laura Weber

Edgewood Services, Inc., Distributor
G02332-03 (10/98)




Annual
report

dated August 31, 1998

Deutsche Top 50 World
(Class A Shares and Class B Shares)

Deutsche Top 50 Europe
(Class A Shares and Class B Shares)

Deutsche Top 50 Asia
(Class A Shares and Class B Shares)

Deutsche Top 50 US
(Class A Shares and Class B Shares)

[logo]

                              PRESIDENT'S MESSAGE

Fellow Shareholders:

It is a pleasure to present the first Annual Report of the Deutsche Funds. This report covers the fiscal year period from the Funds' commencement of operations, through August 31, 1998.

By the end of second quarter 1998, the world's financial markets had risen to record new levels, particularly the equity markets. Many of the world's leading stock market indices, such as the Dow Jones Industrial Average (DJIA) in the U.S., the DAX in Germany, the FTSE 100 in Great Britain and the CAC 40 in France, achieved unprecedented highs.

This rise in the world's stock markets, which had continued unabated for six years, saw a sizeable correction, mostly during the last two months of Deutsche Funds' fiscal year. To put this correction in perspective, the DAX fell 17.63%, while the CAC 40 fell 13.13%. The FTSE 100 fell 10.00%. U.S. stocks fared even worse, relative to other world equity markets, falling 15.78% as measured by the DJIA.

The reasons for this decline are now well known. Japan's economic situation, as well as most of Asia's, led to a period of great volatility by the Funds' fiscal year-end. The situation was compounded by the devaluation of Russia's currency, which had a serious effect on the Russian economy. While the Deutsche Funds had no exposure whatsoever to Russian paper, the performance of the Funds was not immune to the impact of these economic situations elsewhere in the world.

Very few mutual fund investments can look good in down-markets. The Deutsche Bank Mutual Fund Group has staked its reputation for 42 years on being among those few. We have always felt that conserving capital in difficult markets should be one of our primary concerns.


During such times, it's worth reiterating why investing internationally continues to make sense. Foreign investing does involve special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Also, emerging markets structures may be less diverse and mature, and their political systems may be less stable. In addition, Asian and Pacific Rim countries may have relatively unstable governments, economies that are based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Nevertheless, international investments are where we believe future economic growth will mainly reside. Furthermore, by diversifying internationally, the investor is able to absorb occasional economic downturns that may occur in certain regions, but which might not affect other regions to the same extent.

The following pages provide you with investment reviews from each of the Deutsche Funds' portfolio managers. They detail the events that took place in their respective markets, and the relative impact on the Funds' portfolio performance. These investment reviews include a synopsis of the Funds' major buy-and-sell decisions. You are also able to see in graphic form the performance of each Deutsche Fund, relative to its relevant benchmark index.

So far, the Funds have done well compared to their benchmarks. This underscores the strength of our global expertise, with over 300 investment professionals around the world.

With so many international funds to choose from, the Deutsche Funds are gratified you have looked to us for your international equity or fixed income investments. We will keep you up-to-date on the details of your investment on a regular basis, combined with the highest level of service possible.

Sincerely,


/s/ Brian A. Lee


Brian A. Lee
President
Deutsche Funds, Inc.
October 30, 1998

The Deutsche Funds are not obligations or deposits of any bank and are not insured.


                               INVESTMENT REVIEW

Deutsche Top 50 World

Since its launch on October 1, 1997, Deutsche Top 50 World Class A Shares closed the fiscal year down 1.20% (before sales charge), ** amid high volatility in the global financial markets. Over the same period, the fund's benchmark index, the MSCI World Index* closed down 3.25%. From its twelve month-low on October 27, 1997 of $23.11 per share to the year-high on July 20, 1998 of $30.95 per share, the fund's Class A Shares returned 33.9% fiscal intra-year high (before sales charge). During August 1998, ongoing currency turmoil in emerging markets world-wide, most recently in Russia, the increased risk of a broad based economic slowdown and weakness in the U.S. dollar, contributed to a major correction of stock prices in Europe and the U.S.

In spite of the prevailing economic uncertainty, or rather, as a result thereof, Deutsche Top 50 World's investment strategy has proven to be sound. The fund is fundamentally focused on highly capitalized global players which participate in five major global growth trends:

  .  Population growth in the emerging markets;
  .  Aging of the population in industrial nations (healthcare);
  . Rapidly growing demand for information and communication technology; . Increasing consumption of brand name products; and . Rising energy consumption.

While focusing on these trends, the fund selects a maximum of 50 stocks, at any one time, according to strict criteria, in order to filter out long-term investment opportunities with strong earnings and price potential. In addition to good positioning within the respective trends, companies must fulfill criteria such as superior management quality, strong market position, solid financials and, above all, clear strategic goals. The company's location is of secondary importance.

Observing the breadth of the U.S. market over the past year, we saw these large-cap, well-managed blue-chip companies with a strong domestic base, outperform the market at the expense of mid- and small-cap stocks. For example, the Russell-2000 Small Stock Index,*** was down 26.5% during the same time period. In the first half of 1998, we favored technology and pharmaceuticals while underweighting energy stocks. During the summer weakness, however, we selectively reduced our technology exposure while increasing our positions in energy stocks, for cyclical reasons.

From a geographical asset allocation standpoint, the fund has maintained a small position in Asia (always under 10% of fund assets, currently 5.1%),

  * MSCI World Index is created by selecting companies within the market capitalization range of USD 200-800 million. The dollar-denominated range is applied across all 23 developed markets. This index is unmanaged and investments cannot be made in an index.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was (6.65)%. Total return for Class B Shares for the fiscal period ended August 31, 1998, based on net asset value and redemption value was (11.36)%, and (15.79)%, respectively.

*** Russell 2000 Small Stock Index is an unmanaged index consisting of approximately 2000 small capitalization common stocks and is a trademark/service mark of Frank Russell Company. Investments cannot be made in an index.

and overweight positions relative to the benchmark index in Europe and the U.S. (currently 40.1% and 55.9%, respectively).

Liquidity has varied between 0% and 15%. During the declining market phase at the fund's launch in the fourth quarter of 1997, the fund was invested slowly, maintaining a high level of liquidity. In January 1998, the fund was invested fully until the end of the second quarter of 1998, when we selectively started taking profits. We used the weakness in August to buy back some of our positions and closed the year fully invested.



The following stocks were purchased and sold during the year: Bayer for Pfizer, LVMH for America Online, Hoechst for SmithKline Beecham, Eastman Kodak for American Express, Canon for Ericsson, Boeing for WorldCom, Mobil for Haliburton, Toyota for AXA-UAP, Johnson & Johnson for Bristol-Myers, Carrefour for SAP, and News Corp. for Fujitsu.

Deutsche Top 50 Europe

Since the inception of Deutsche Top 50 Europe in October 1997, prices rose strongly in the European and international equity markets. Following significant corrections in the fall of 1997, and amid the uncertainty in the Asian markets, the markets were able to gain momentum. This momentum was perpetuated by rising corporate profits, continued low inflation and interest rates, and a strong decline in oil prices. Additionally, the positive financial and economic effects resulting from the upcoming introduction of the single European currency, the Euro, has helped to draw special attention and investment in European equities.

The momentum that was experienced throughout most of 1998, however, lost steam most recently, due to the ongoing currency turmoil in the world's emerging markets, especially in Russia, and the fear of a major economic slowdown. As a result, stock prices in Europe, and the rest of the world, have seen major corrections.

However, given the current situation, our long-term outlook on European equities remains positive, especially as interest rates stay low, and corporate restructuring continues to take place.

With respect to the fund itself, we are targeting companies which are well-positioned to take advantage of the introduction of the single European currency. We are focusing on stocks which meet our high standards in terms of management quality, earnings growth and shareholder-oriented information policies.

With the approach of the European Monetary Union ("EMU"), and the associated growing importance of the European equity markets, the fund increased the weighting of stocks across Europe and reduced its allocation of German stocks.

Deutsche Top 50 Europe has concentrated on companies which stand out through their restructuring potential in conjunction with their strong value-oriented management strategies. The fund increased its overall holdings in the financial sector, due to significant restructuring potential over the next few years, in the form of mergers, as well as internal strategy changes.

The fund bought large positions in the second largest European insurance company, AXA-UAP of France, and Austria's largest bank, Bank Austria.

Among German equity positions, the fund maintains its holding in SAP. As Europe's leading software producer, SAP has recorded strong growth over the past several years and is likely to gain momentum from new business arising from the transition of the Euro. The holding of SAP, which was by far the single largest position in the portfolio, has provided above average returns versus the market. Our second largest German position, the cellular telecommunications provider, Mannesmann, benefited from promising telecommunications activity both in Germany and abroad, made large contributions to the fund's positive results.

In France, the fund expanded its position in Alcatel. After the flotation of GEC Alsthom in June 1998, and the finalization of the defense deal with Thomson-CSF, Alcatel emerges as a potentially successful, broadly-based telecoms equipment company. We also increased weightings in the utility sector and added Suez Lyonnaise des Eaux to the portfolio.

During the fiscal year, the fund's investment ratio varied. Against a backdrop of Asian-related market uncertainty, the fund maintained cash at nearly 20% at the end of 1997. With improvement in the investment outlook, the investment ratio was raised significantly during the first quarter of 1998. At the end of March 1998, the fund was again fully invested in equities. From the end of July and onward, we gradually reduced our investment ratio to just below 90% due to the problems in the Russian market.

Value-oriented management concepts are increasingly being implemented by German and other European companies. Taking that into consideration, in addition to the introduction of the EMU, which will become the second-largest equity market in the world, leaves us to believe that Deutsche Top 50 Europe offers attractive investment opportunities.

Deutsche Top 50 Asia

Since inception of Deutsche Top 50 Asia in October, 1997, the Asian markets have been hit hard by a deepening currency crisis and economic weakness. In countries such as Indonesia and Malaysia, the crisis has also led to political uncertainty and, in the case of Indonesia, to the collapse of the Suharto government earlier in the year.

The Korean government has been able to introduce a series of reforms that has lately led to a stabilization of the Korean won at levels considerably higher than those seen at the beginning of the year.

The Japanese market continued to be negatively impacted by the financial difficulties of the banking system. Malaysia has, on the other hand, tried to stabilize its currency by introducing capital controls at the end of August and essentially cut off its markets from the outside world.

In the longer term, a recovery in the region depends to a great degree on Japanese growth rates picking up again. Though the government has increased government spending, the expected positive effects have failed to compensate for the dampening effect of the banking crisis. A possible devaluation of the Chinese currency would further destabilize the region.

Deutsche Top 50 Asia has been able to minimize the negative developments of the region's stock markets through a very careful selection of stocks, and by preemptively reducing positions as the various situations threatened. Positions in Indonesia and Malaysia make up approximately 4% of the fund, and the companies in these countries were chosen for their competitiveness in a weak currency environment.

Japan, Korea and Taiwan make up around 46% of the fund. Companies in these countries also concentrate on export-oriented names such as Bridgestone and Sony in Japan, Taiwan Semiconductor in Taiwan, and Samsung Electronics in Korea. Stable and defensive companies make up another important grouping with such names as NTT and Takeda Chemical in Japan, and Korea Electric Power in Korea.

Australian securities comprising approximately 10% of the fund, have fared relatively well despite the Asian environment, although currency and commodity prices have been negatively affected. The major positions in Australia are in the financial sector (such as AMP and ANZ Bank), which are benefiting from ongoing restructuring.

Hong Kong and Singapore securities make up just over 20% of the fund. Companies in these two countries (such as HSBC and Cathay Pacific in Hong Kong, and DBS Bank and Singapore Air in Singapore) have been chosen based on their healthy balance sheets and proven management capabilities.

Deutsche Top 50 US

In mid-July 1998, Deutsche Top 50 US and the Standard & Poor's 500 Index (the "S&P 500")* had gained more than 20% for the year, yet we had forecast that earnings for the S&P 500 would improve only about 3%. During the ensuing seven weeks, the S&P 500 declined 18% and is now up about 1% for the calendar year through August 31. The earnings forecast is still about the same.

It is apparent that global stock markets, including the U.S., are currently being buffeted by the spreading economic malaise that started in Asia and is now reaching other parts of the world. Investors are increasingly worried about the safety of their capital and are primarily seeking safety in sovereign bonds in the developed world. There is a huge differential today between the cost of capital in emerging countries versus Germany or the U.S. equity investors are also currently reducing their exposure to stocks, preferring bonds or money market accounts. Even the most competitive U.S. companies' share prices have felt the impact of this tidal shift. Deutsche Top 50 US which focuses on these kinds of companies has returned 0.96%** (before sales charge) on Class A Shares for the period from inception (October 2, 1997) to fiscal year end while earlier it was up to 23%.

Our belief is that in the future, investors will increasingly want to hold equity positions in the strongest and most dynamic businesses in a very competitive world. Right now stockholders' confidence is still sliding and valuations are not cheap. Fortunately, interest rates are trending down and this will improve the valuation structure going forward in time.

The first half of the calendar year ended with another strong quarter of performance on top of the already very impressive first quarter. Deutsche Top 50 US performed well relative to the S&P 500, with most of the performance in the second quarter coming in the second half of June.

The top performing S&P 500 sectors in the second calendar quarter were healthcare (8.6%), consumer cyclicals (7.2%), technology (7.1%), consumer staples (4.4%) and financials (2.7%). Of these sectors, the fund outperformed the S&P 500, except for financials. The other six S&P 500 sectors all had negative returns for the quarter, making sector allocation ever more crucial. The continued narrowing of the market was a sign of things to come in July and August. The largest 30

 * The S&P 500 in an index consisting of common stocks of industrial, utility, transportation, and financial companies in the U.S. market. This index is unmanaged, and investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Class A Shares for the fiscal period ended August 31, 1998, based on offering price was (4.59)%. Total return for Class B Shares for the fiscal period ended August 31, 1998, based on net asset value and redemption value was (12.32)% and (16.70)%, respectively.

stocks in the S&P 500, which accounted for half of the Index's return at the end of the second calendar quarter, also were overcome by the increasingly negative sentiment. Fortunately, our portfolio was overweighted, or at least market weighted, in the strongest sectors.

Portfolio activity during July and August was low. Currently, the portfolio continues to be heavily weighted in technology stocks, which is still the most vibrant sector of the U.S. economy. The most recent addition was the software solutions provider PeopleSoft, which adds to our already very diversified technology sector weighting. The top performers for the year in the fund continue to be technology stocks, including Lucent, Symbol Technologies, EMC and Cisco. Our exposure to the healthcare sector was also increased by adding Warner-Lambert to our commitments in Pfizer, Johnson & Johnson, Merck, and Medtronic. Our modest exposure to the energy sector was completely eliminated due to continued oil price erosion. On the telecommunication front, we added WorldCom and Airtouch to the portfolio, after taking profits in AT&T. Consumer retail stocks have also fared well so far this year, due to continued strong consumer demand in the U.S., combined with the domestic nature of companies such as Home Depot, Staples and WalMart, which were virtually isolated from the negative impact on earnings coming largely from Asia.

Looking forward, we are confident that the Deutsche Top 50 US investment style is well positioned to weather the very volatile current market conditions. It is more critical than ever to own those companies which possess leading competitive edge or "bulldog" characteristics within their respective industries. Investors understand the highly competitive conditions that prevail in business today. They believe that the probabilities of long-term investment success are best when holding shares of companies whose management is dedicated to gaining market share by product or service innovation and cost efficiency.


Deutsche Top 50 World--Class A

Growth of $10,000 Invested in Deutsche Top 50 World

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 World (the "Fund") from October 2, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI World Index.+

          [Graphic representation omitted.  Please see Appendix 18.]

              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

        COMMENCEMENT OF OPERATIONS (10/2/97) (CUMULATIVE)......(6.65)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

+ The MSCI World Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and investments cannot be made in an index.

Deutsche Top 50 World--Class B

Growth of $10,000 Invested in Deutsche Top 50 World

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 World (the "Fund") from May 4, 1998 (inception date) to August 31, 1998, compared to the MSCI World Index.+

[Graphic representation omitted.  Please see Appendix 19.]



              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

         INCEPTION DATE (5/4/98) (CUMULATIVE)................(15.79)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI World Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The MSCI World Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Top 50 Europe--Class A

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 Europe (the "Fund") from October 2, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted.  Please see Appendix 20.]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

      Commencement of Operations (10/2/97) (cumulative)..........(1.49)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The MSCI World Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Top 50 Europe--Class B

Growth of $10,000 Invested in Deutsche Top 50 Europe

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 Europe (the "Fund") from March 30, 1998 (inception date) to August 31, 1998, compared to the MSCI Europe Index.+

[Graphic representation omitted.  Please see Appendix 21.]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

          INCEPTION DATE (3/30/98) (CUMULATIVE)..............(11.46)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Europe Index has been adjusted to reflect reinvestment of dividends on securities in the index

** Total return quoted reflects all applicable sales charges.

 + The MSCI Europe Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Top 50 Asia--Class A

Growth of $10,000 Invested in Deutsche Top 50 Asia

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 Asia (the "Fund") from October 14, 1997 (commencement of operations) to August 31, 1998, compared to the MSCI Pacific ex Japan Index and the MSCI Pacific Index.+

[Graphic representation omitted.  Please see Appendix 22.]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

     COMMENCEMENT OF OPERATIONS (10/14/97) (CUMULATIVE)..........(38.17)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Pacific ex Japan Index and the MSCI Pacific Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges.

 + The MSCI Pacific ex Japan Index and the MSCI Pacific Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The MSCI Pacific Index is an arithmetic, market value weighted average of the performance of 508 securities listed on the stock exchanges of the following countries: Australia, China Free, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The MSCI Pacific ex Japan Index is an arithmetic, market value weighted average of the performance of securities listed on the stock exchanges of the following countries: Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. This index excludes Japan. The indices are unmanaged, and investments cannot be made in an index.

Deutsche Top 50 Asia--Class B

Growth of $10,000 Invested in Deutsche Top 50 Asia

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 Asia (the "Fund") from May 5, 1998 (inception date) to August 31, 1998, compared to the MSCI Pacific ex Japan Index and the MSCI Pacific Index.+

[Graphic representation omitted.  Please see Appendix 23.]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

        INCEPTION DATE (5/5/98) (CUMULATIVE)..................(29.47)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Pacific ex Japan Index and the MSCI Pacific Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges.

 + The MSCI Pacific ex Japan Index and the MSCI Pacific Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The MSCI Pacific Index is an arithmetic, market value weighted average of the performance of 508 securities listed on the stock exchanges of the following countries: Australia, China Free, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The MSCI Pacific ex Japan Index is an arithmetic, market value weighted average of the performance of securities listed on the stock exchanges of the following countries: Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. This index excludes Japan. The indices are unmanaged, and investments cannot be made in an index.

Deutsche Top 50 US--Class A

Growth of $10,000 Invested in Deutsche Top 50 US

The graph below illustrates the hypothetical investment of $10,000* in Class A Shares of the Deutsche Top 50 US (the "Fund") from October 2, 1997 (commencement of operations) to August 31, 1998, compared to the S & P 500 Index.+

[Graphic representation omitted.  Please see Appendix 24.]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

     COMMENCEMENT OF OPERATIONS (10/2/97) (CUMULATIVE).............(4.59)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.5% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S & P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The S & P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

Deutsche Top 50 US--Class B

Growth of $10,000 Invested in Deutsche Top 50 US

The graph below illustrates the hypothetical investment of $10,000* in Class B Shares of the Deutsche Top 50 US (the "Fund") from March 18, 1998 (inception date) to August 31, 1998, compared to the S & P 500 Index.+

[Graphic representation omitted.  Please see Appendix 25.]


              TOTAL RETURN** FOR THE PERIOD ENDED AUGUST 31, 1998

        INCEPTION DATE (3/18/98) (CUMULATIVE)..................(16.70)%

Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge imposed on any redemption occurring within one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S & P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

 + The S & P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and investments cannot be made in an index.

                      STATEMENTS OF ASSETS AND LIABILITIES
                              Deutsche Funds, Inc.
                                August 31, 1998

                                                                    Deutsche   Deutsche   Deutsche   Deutsche
                                                                     Top 50     Top 50     Top 50     Top 50
                                                                     World      Europe      Asia        US
Assets:
Investment in corresponding Deutsche Portfolio, at value            $258,001  $4,318,606  $ 79,271  $2,469,432
Receivable from Manager for expense reimbursement                     45,281      43,813    43,308      58,827
Receivable for capital shares sold                                        24     271,210        --     243,728
Receivable from corresponding Deutsche Portfolio for withdrawals          --          --    60,417          --
Foreign tax reclaim receivable                                            --       1,794        --          --
Deferred organization costs                                           10,283      10,283    10,366      10,283
 Total assets                                                        313,589   4,645,706   193,362   2,782,270
Liabilities:
Payable for capital shares redeemed                                       --      16,072    60,417      93,524
Payable to corresponding Deutsche Portfolio for contributions             24     253,928        --     150,203
Transfer Agent fees payable                                           11,916      11,929    11,711      12,226
Distribution fees payable                                               133        2,485       108         888
Organization costs payable                                           12,339       12,339    12,339      12,339
Accrued expenses and other liabilities                               18,740       20,415    18,660      20,235
    Total liabilities                                                43,152      317,168   103,235     289,415
    Net assets                                                     $270,437   $4,328,538  $ 90,127  $2,492,855
Net Assets Consist of:
Capital stock, $0.001 par value (authorized 250,000,000
 shares for each Fund)                                                   23          361         10          203
Paid-in capital                                                     304,960    4,898,578    113,728    2,686,432
Undistributed (accumulated) net investment income (loss)               (212)      (2,530)       757           --
Undistributed (accumulated) net realized gain (loss) on
investments and foreign currency transactions                         5,249         (794)    (9,365)     (25,165)
Net unrealized depreciation of investments and foreign currency     (39,583)    (567,077)   (15,003)    (168,615)
    Net assets                                                     $270,437   $4,328,538   $ 90,127   $2,492,855
Computation of Net Asset Value, Redemption Price and
Offering Price Per Share:
Net assets--Class A                                                $180,843   $1,208,144   $ 40,578   $2,056,425
Shares outstanding--Class A                                          14,642       92,705      4,960      162,942
Net asset value and redemption price per share--Class A            $  12.35   $    13.03   $   8.18   $    12.62
Offering price per share--Class A                                  $  13.07   $    13.79   $   8.66   $    13.35

Net assets--Class B                                                $ 89,594   $3,120,394   $ 49,549   $  436,430
Shares outstanding--Class B                                           8,089      267,845      5,337       39,817
Net asset value, offering price and redemption price per
 share--Class B                                                    $  11.08   $    11.65   $   9.28   $    10.96

The accompanying notes are an integral part of the financial statements.


                            STATEMENTS OF OPERATIONS

                              Deutsche Funds, Inc.
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                        Deutsche   Deutsche   Deutsche   Deutsche
                                                                         Top 50     Top 50     Top 50     Top 50
                                                                          World     Europe      Asia        US
Investment Income:
Investment Income and Expenses allocated from corresponding
Deutsche Portfolio:
Dividend income                                                          $ 1,517   $ 13,001    $   774   $  9,717
Less: Foreign withholding taxes                                             (175)    (1,195)      (117)        --
Net dividend income                                                        1,342     11,806        657      9,717
Interest income                                                              196      4,494        151      4,648
Expenses                                                                  (3,394)   (22,613)      (999)   (42,910)
 Net investment loss allocated from corresponding Deutsche Portfolio      (1,856)    (6,313)      (191)   (28,545)
Expenses:
Legal and audit fees                                                      13,994     13,994     13,993     13,994
Accounting fees                                                           17,230     17,463     16,556     17,543
Directors' fees and expenses                                                 481        481        481        481
Administration fees                                                          226        700        197      1,064
Reports to Shareholders                                                   15,246     14,896     14,898     14,899
Transfer agent fees                                                       27,398     26,890     26,598     28,133
Registration fees                                                         35,246     36,033     34,783     35,491
Amortization of organization costs                                         2,305      2,305      2,222      2,305
Service fees--Class A                                                        193        722         48      3,014
Service fees--Class B(b)                                                      33      1,327         64        430
Distribution fees--Class B(b)                                                 98      4,019        192      1,292
 Total expenses                                                          112,450    118,830    110,032    118,646
Less: Expense reimbursement                                             (114,297)  (124,129)  (110,121)  (139,543)
 Net expense reimbursement in excess of total expenses                    (1,847)    (5,299)       (89)   (20,897)
   Net investment loss                                                        (9)    (1,014)      (102)    (7,648)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
allocated from corresponding Deutsche Portfolio:
Net realized gain (loss) on:
 Investments                                                               8,631     17,665    (20,552)   (27,910)
 Foreign currency transactions                                              (241)    (2,508)     2,192         --
Net change in unrealized appreciation/depreciation on:
 Investments                                                             (39,634)  (567,354)   (15,092)  (168,615)
 Foreign currency translations                                                51        277         89         --
Net Realized and Unrealized Loss on Investments and Foreign
Currency allocated from corresponding Deutsche Portfolio                 (31,193)  (551,920)   (33,363)  (196,525)
Net Decrease in Net Assets Resulting from Operations                   $ (31,202) $(552,934) $ (33,465) $(204,173)
(a) Commencement of operations:                                          10/2/97    10/2/97   10/14/97    10/2/97
(b) Inception date:                                                       5/4/98    3/30/98     5/5/98    3/18/98
The accompanying notes are an integral part of the financial statements.


                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

                                                                     Deutsche    Deutsche    Deutsche    Deutsche
                                                                      Top 50      Top 50      Top 50      Top 50
                                                                       World      Europe       Asia         US
Increase (Decrease) in Net Assets:
Operations--
Net investment loss                                                  $     (9)  $   (1,014)  $   (102)  $   (7,648)
Net realized gain (loss) on investments and foreign currency
transactions allocated from corresponding Deutsche Portfolio            8,390       15,157    (18,360)     (27,910)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations allocated from corresponding
Deutsche Portfolio                                                    (39,583)    (567,077)   (15,003)    (168,615)
Net decrease in net assets resulting from operations                  (31,202)    (552,934)   (33,465)    (204,173)
Capital Share Transactions: Class A
Net proceeds from shares sold                                         197,213    1,500,448     43,445    2,396,342
Net cost of shares redeemed                                            (8,458)    (148,736)    (3,711)    (218,521)
Net increase in net assets resulting from capital share
transactions--Class A                                                 188,755    1,351,712     39,734    2,177,821
Capital Share Transactions: Class B(b)
Net proceeds from shares sold                                         101,772    3,652,990    160,659      601,621
Net cost of shares redeemed                                                --     (134,341)   (87,912)     (93,525)
Net increase in net assets resulting from capital share
transactions--Class B                                                 101,772    3,518,649     72,747      508,096
 Total increase in net assets                                         259,325    4,317,427     79,016    2,481,744
Net Assets:
Beginning of period                                                    11,112       11,111     11,111       11,111
End of period(c)                                                     $270,437   $4,328,538    $90,127   $2,492,855
Capital Shares -- Class A
Shares outstanding, beginning of period                                   889          889        889          889
Shares sold                                                            14,360      102,366      4,424      177,430
Shares redeemed                                                          (607)     (10,550)      (353)     (15,377)
   Shares outstanding, end of period                                   14,642       92,705      4,960      162,942
Capital Shares -- Class B(b)
Shares outstanding, beginning of period                                    --           --         --           --
Shares sold                                                             8,089      278,086     14,351       47,729
Shares redeemed                                                            --      (10,241)    (9,014)      (7,912)
     Shares outstanding, end of period                                  8,089      267,845      5,337       39,817

(a) Commencement of operations:                                       10/2/97      10/2/97   10/14/97      10/2/97
(b) Inception date:                                                    5/4/98      3/30/98     5/5/98      3/18/98
(c) Includes undistributed (accumulated) net investment
     income (loss) of:                                               $   (212)    $ (2,530) $     757     $     --
The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.
                                                                         Deutsche      Deutsche   Deutsche    Deutsche
                                                                          Top 50        Top 50     Top 50      Top 50
                                                                          World         Europe      Asia         US
Net asset value at beginning of period                                    $12.50     $12.50        $12.50     $12.50
Investment operations:
 Net investment income (loss)                                               0.01       0.02          0.01      (0.03)
 Net realized and unrealized gain (loss) on investments and
foreign currency allocated from corresponding Deutsche Portfolio           (0.16)      0.51         (4.33)      0.15
 Increase (decrease) from investment operations                            (0.15)      0.53         (4.32)      0.12
Net asset value at end of period                                          $12.35     $13.03         $8.18     $12.62
Total Return (based on net asset value)(c)*                                (1.20)%     4.24%       (34.56)%     0.96%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                          $181     $1,208           $41     $2,056
 Ratios to average net assets:
 Expenses(b)**                                                              1.60%      1.60%         1.60%      1.50%
 Net investment income (loss)(b)**                                          0.13%      0.50%         0.15%     (0.44)%

(a) Commencement of operations:                                           10/2/97    10/2/97      10/14/97     10/2/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:
   Expenses to average net assets**                                       127.49%     16.53%       247.05%      11.58%
   Net investment loss to average net assets**                          (125.76)%   (14.43)%     (245.30)%    (10.52)%


(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
  **  Annualized
The accompanying notes are an integral part of the financial statements.

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

            For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.
                                                                        Deutsche      Deutsche   Deutsche   Deutsche
                                                                         Top 50        Top 50     Top 50     Top 50
                                                                         World         Europe      Asia        US
Net asset value at beginning of period                                     $  12.50    $ 12.50   $  12.50   $  12.50
Investment operations:
 Net investment loss                                                          (0.01)     (0.01)     (0.02)     (0.06)
 Net realized and unrealized loss on investments and
foreign currency allocated from corresponding Deutsche Portfolio              (1.41)     (0.84)     (3.20)     (1.48)
 Decrease from investment operations                                          (1.42)     (0.85)     (3.22)     (1.54)
Net asset value at end of period                                           $  11.08    $ 11.65   $   9.28   $  10.96
Total Return (based on net asset value)(c)*                                 (11.36)%    (6.80)%   (25.76)%   (12.32)%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                         $     90    $ 3,120   $     50   $    436
 Ratios to average net assets:
 Expenses(b)**                                                                 2.35%      2.35%      2.35%      2.25%
 Net investment loss(b)**                                                    (0.84)%    (0.46)%    (0.51)%    (1.35)%
(a)                                                                 Inception date:     5/4/98    3/30/98     5/5/98   3/18/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

   Expenses to average net assets**                 128.24%    17.28%    247.80%    12.33%
   Net investment loss to average net assets**    (126.73)%  (15.39)%  (245.96)%  (11.43)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
  * Not annualized
 ** Annualized
 The accompanying notes are an integral part of the financial statements.



                         NOTES TO FINANCIAL STATEMENTS
                              Deutsche Funds, Inc.
                                August 31, 1998

Note 1--Organization

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively, the "Funds"). The accompanying financial statements and notes thereto relate to four of these Funds: Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia, ("Top 50 Asia"), and Deutsche Top 50 US ("Top 50 US").

Each of the Funds seeks to achieve its respective investment objective by investing substantially all of its assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust"), a New York business trust, registered under the 1940 Act, having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio"). The financial statements of four of the corresponding Portfolios, including their portfolios of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

The Company has not retained the services of an investment adviser since the Funds seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolios of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company serves as Administrator to the Funds and Federated Shareholder Services Company serves as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") serves as distributor to the Funds (the "Distributor").

Each Fund recognizes daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization costs. Each Fund offers two classes of shares to investors, Class A and Class B. Both Class A Shares and Class B Shares are subject to a Service Plan and Class B Shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plans. The Funds commenced operations during October 1997.

Note 2 -- Significant Accounting Policies

The Company prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation

The value of a Fund's investment in the Portfolio included in the accompanying Statements of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (percentages as of August 31, 1998 are listed below). Valuation of securities by the Portfolio is discussed in Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

Fund             Percentage                Portfolio
Top 50 World           2.63%  Top 50 World Portfolio (US Dollar)
Top 50 Europe         22.99%  Top 50 Europe Portfolio (US Dollar)
Top 50 Asia            0.44%  Top 50 Asia Portfolio (US Dollar)
Top 50 US             17.24%  Top 50 US Portfolio (US Dollar)

Investment Income, Expenses, Realized and Unrealized Gains and Losses

The Funds record their proportionate share of the investment income, expenses, realized and unrealized gains and losses recorded by the Portfolios on a daily basis. The investment income, expenses, realized and unrealized gains and losses are allocated daily to the investors of the Portfolio based upon the amount of their investment in the Portfolio. The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses attributable to each Fund are charged directly to the respective Fund, while general Company expenses attributable to more than one Fund of the Company are allocated among the respective Funds. The investment income and expenses of each Fund (other than Class specific expenses), and realized and unrealized gains and losses allocated from the Portfolio are further allocated to each Class of shares based on their relative net asset value.

Federal Income Taxes

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. Accordingly, each Fund would not be subject to U.S. federal income taxes to the extent it distributes substantially all of its taxable income including any net capital gains for each fiscal year. In addition, by distributing, during each calendar year, substantially all of its net investment income and capital gains, each Fund would not be subject to U.S. federal excise tax. Accordingly, no federal income and excise tax provision is required.

At August 31, 1998, the Top 50 US had a capital loss carryforward of $193, which will expire in 2006 if not utilized. To the extent that this loss carryforward is used to offset future capital gains, such capital gains so offset will not be distributed to shareholders.

Capital losses incurred after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and elected to defer their capital losses incurred after October 31, 1997:

                                 Foreign Currency  Capital Loss
             Fund                 Loss Deferred      Deferred
Top 50 World                               $  258       $    --
Top 50 Europe                              $2,530       $   694
Top 50 Asia                                $   --       $ 9,064
Top 50 US                                  $   --       $24,448
Distributions to Shareholders

Dividends from net investment income of the Funds are declared and paid at least annually. Capital gains of each Fund, if any, are distributed at least annually. Dividends and capital gains distributions are distributed in U.S. dollars. The Funds record all dividends and distributions to shareholders on ex-dividend date.

Income and capital distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected. During the period ended August 31, 1998, the following Funds reclassified permanent book and tax differences to increase (decrease) the following accounts:

                                       Undistributed Net
                                        Realized Gains
                                        on Investments
                                      and Foreign Currency    Paid-in
         Fund      Investment Income     Transactions         Capital
Top 50 World                 $  (203)      $ (3,141)        $  3,344
Top 50 Europe                $(1,516)      $(15,951)        $ 17,467
Top 50 Asia                  $   859       $  8,995         $ (9,854)
Top 50 US                    $ 7,648       $  2,745         $(10,393)

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and will be reimbursed by the Funds. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 3--Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company ("Federated") as Administrator. Under the Administration Agreement, Federated will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company receives a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. Federated in its capacity as Operations Agent for the Portfolio Trust and Administrator of the Funds, receives a minimum aggregate fee from each Fund, its corresponding Portfolio and any other funds investing in the Portfolio Trust, taken together, of $75,000 for the first year and $125,000 for the second year.

The Company has entered into a distribution agreement with Edgewood. Edgewood serves as principal distributor for shares of each Fund. Pursuant to the Service and Distribution Plans, Class B Shares of the Funds are subject to the Distribution Plan and Class A Shares and Class B Shares of the Funds are subject to the Service Plan. Under the Distribution Plan, Class B Shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity that is principally intended to result in the sale of Class B Shares of the Fund. Under the Service Plan, each Fund pays to DFM, for the provision of certain services to the holders of Class A Shares and Class B Shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of Shares.

Federated Shareholder Services Company serves as the transfer agent and dividend disbursing agent for each Fund. Federated and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. provides fund accounting services to the Funds.
Expense Reimbursements

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio), at not more than 1.60% and 2.35% of the average daily net assets of Class A Shares and of Class B Shares of the Equity Funds respectively, with the exception of the Deutsche Top 50 US for which DFM has voluntarily agreed to maintain its expenses at 1.50% and 2.25% of average daily net assets for Class A and Class B, respectively.

For the period ended August 31, 1998, DFM voluntarily reimbursed the following expenses pursuant to this undertaking:

                                      Portfolio    Fund     Total
Top 50 World                            $ 1,847  $112,450  $114,297
Top 50 Europe                           $ 5,299  $118,830  $124,129
Top 50 Asia                             $    89  $110,032  $110,121
Top 50 US                               $20,897  $118,646  $139,543

Note 4--Concentration of Ownership

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds and the Portfolios. At August 31, 1998, affiliates of Deutsche Bank AG owned 25.1% of the Top 50 World Fund.

Note 5--Subsequent Event
On September 1, 1998, the Top 50 Europe and the Top 50 US commenced an offering of Class C Shares to the public.



                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Deutsche Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, and Deutsche Top 50 US (four of the eleven funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at August 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998

                            PORTFOLIO OF INVESTMENTS

                       Top 50 World Portfolio (US Dollar)

                                August 31, 1998

                                        Market
    Shares           Description        Value
Common Stocks--98.1%
France--9.6%
  3,800          Axa                   $456,321
  1,900          Elf-Aquitaine          194,097
  230            L'OREAL                128,761
  1,600          Total SA - B           160,474
                 Total                  939,653
Germany--1.6%
  14             SAP AG                   7,265
  1,600          Schering AG            154,256
                 Total                  161,521
Italy--0.9%
  17,000         ENI SpA                 88,901
Japan--3.4%
  17,000         Fujitsu Ltd.           172,289
  2,200          Sony Corp.             160,751
                 Total                  333,040

Netherlands--7.1%
         16,900  Elsevier NV                                208,081
          3,500  Royal Dutch Petroleum Co.                  155,137
          4,800  Unilever NV                                331,442
                 Total                                      694,660
Singapore--1.7%
         39,100  Singapore Airlines Ltd.                    167,273
   Sweden--2.4%
         10,000  Telefonaktiebolaget LM Ericsson            233,079
                 Switzerland--5.6%
            155  Nestle SA                                  287,470
            124  Novartis AG                                192,847
             70  Roche Holding AG                            72,440
                 Total                                      552,757
                 United Kingdom--9.9%
         16,500  British Petroleum Co. plc                  212,099
          6,000  Glaxo Wellcome plc                         181,148
         10,000  HSBC Holdings plc (Hong Kong Dollars)      212,280
         17,073  Reuters Group plc                          142,896
         19,000  SmithKline Beecham plc                     225,312
                 Total                                      973,735
                 United States--55.9%
          4,800  Abbott Laboratories                        184,800
          1,800  America Online, Inc.*                      147,488
          2,300  American Express Co.                       179,400
          2,600  Bristol-Myers Squibb Co.                   254,475
          2,000  Chevron Corp.                              148,125
          5,400  Chrysler Corp.                             240,975
            825  Cisco Systems, Inc.*                      $ 67,547
          1,900  Citicorp                                   205,435
          2,800  Coca-Cola (The) Co.                        182,350
          2,800  Colgate-Palmolive Co.                      201,950
          3,000  Exxon Corp.                                196,313
          4,400  Gillette Co.                               180,950
          6,800  Halliburton Co.                            180,625
          3,800  Intel Corp.                                270,513
          1,500  International Business Machines Corp.      168,938
          3,700  Lucent Technologies, Inc.                  262,238
          3,200  McDonald's Corp.                           179,400
          5,800  Medtronic, Inc.                            297,975
          1,700  Merck & Co., Inc.                          197,094
          2,000  Microsoft Corp.*                           191,875
          2,400  Monsanto Co.                               131,250
          2,900  Pfizer, Inc.                               269,700
          5,100  Philip Morris Co., Inc.                    211,969
          3,600  Procter & Gamble (The) Co.                 275,400


  4,100          Schlumberger Ltd.                                 179,631
  1,900          Texaco, Inc.                                      105,569
  5,700          Walt Disney (The) Co.                             156,394
  5,000          MCI WorldCom, Inc.*                               204,688
                 Total                                           5,473,067
                 Total Common Stocks (Cost--$10,418,988)         9,617,686
Preferred Stocks--3.0%
Germany--3.0%
  510            SAP AG                                            289,230
                 Total Preferred Stocks (Cost--$199,707)           289,230
                 Total Investments--101.1% (Cost--$10,618,695)   9,906,916
                 Liabilities in excess of other assets--(1.1%)    (105,665)
                 Total Net Assets--100.0%                       $9,801,251

Notes to the Portfolio of Investments:

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.


Industry sector diversification of the Top 50 World Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                                  Percentage of
Industry Sector                     Net Assets
Pharmaceuticals                       17.7%
Oil & Gas                             13.1%
Beverages, Food & Tobacco             10.4%
Computer Software & Processing         8.2%
Cosmetics & Personal Care              8.0%
Financial Services                     6.1%
Banking                                6.1%
Communications                         5.1%
Electronics                            4.4%
Medical Supplies                       3.1%
Automotive                             2.5%
Computers & Information                2.4%
Media -- Broadcasting & Publishing     2.1%
Telephone Systems                      2.1%
Commercial Services                    1.8%
Restaurants                            1.8%
Airlines                               1.7%
Electric Utilities                     1.6%
Entertainment & Leisure                1.6%
Chemicals                              1.3%
 Total                               101.1%

The accompanying notes are an integral part of the financial statements.



                            PORTFOLIO OF INVESTMENTS
                      Top 50 Europe Portfolio (US Dollar)
                                August 31, 1998

                                                                Market
    Shares                      Description                     Value
COMMON STOCKS--86.9%
 Austria--1.1%
         3,800  Bank Austria AG                               $  208,328
 Denmark--0.9%
         1,870  Coloplast A/S - B Shares                         165,672
 France--25.7%
         5,500  Alcatel Alsthom                                  888,372
        22,000  Alstom*                                          513,488
         5,750  Axa                                              690,486
         3,000  Elf-Aquitaine                                    306,469
         1,750  Groupe Danone                                    475,645
         1,602  L'Air Liquide                                    221,909
         4,300  Paribas                                          373,818
         4,500  Suez Lyonnaise des Eaux                          745,877
         1,230  Total SA - B Shares                              123,364
         2,400  Vivendi                                          491,163
                Total                                          4,830,591
Germany--27.9%
         3,002  Altana AG                                        190,679
         8,582  BASF AG                                          343,124
         9,461  Bayer AG                                         355,197
            70  Buderus AG                                        31,759
         2,113  Deutsche Pfandbrief-und Hypothekenbank AG        159,377
         2,036  Duerr AG                                          66,970
         4,372  Fresenius Medical Care AG                        215,711
         6,265  Gehe AG                                          384,790
        14,602  Hoechst AG                                       597,893
         7,040  Mannesmann AG                                    634,810
           559  Rhoen-Klinikum AG                                 52,308
         1,274  SAP AG                                           661,096
         3,967  Schering AG                                      382,459
         3,208  SGL Carbon AG                                    283,813
         7,793  Siemens AG                                       506,039
         7,462  Veba AG                                          376,126
                Total                                          5,242,151
   Italy--1.0%
        34,900  ENI SpA                                          182,509
    Netherlands--6.4%


  13,420         Elsevier NV                                          165,234
  10,071         ING Groep NV                                         593,171
  8,024          Koninklijke Ahold NV                                 235,899
  2,706          Unilever NV                                          186,850
  148            Wolters Kluwer NV                                     24,440
                 Total                                              1,205,594
Norway--1.8%
  12,400         Tomra Systems ASA                                    334,698
Sweden--7.3%
  10,480         AGA AB-A                                             145,782
  25,260         AGA AB-B                                             345,133
  10,830         Getinge Indutrier AB-B                               184,799
  4,245          Hoganas AB-B                                          74,534
  5,160          Securitas AB-B                                       264,144
  15,200         Telefonaktiebolaget LM Ericsson                      354,279
                 Total                                              1,368,671
Switzerland--7.8%
  2,280          Credit Suisse Group                                  399,682
  325            Novartis AG                                          505,446
  280            Roche Holding AG                                     289,759
  121            Schweizerische Rueckversicherungs-Gesellschaft       267,838
                 Total                                              1,462,725
United Kingdom--7.0%
  35,000         General Electric Co. plc                             241,867
  32,000         Lloyds TSB Group plc                                 393,975
  38,900         Rentokil Initial plc                                 234,889
  23,600         Reuters Group plc                                    197,526
  70,400         Siebe plc                                            251,940
                 Total                                              1,320,197
                 Total Common Stocks (Cost--$17,431,201)           16,321,136
Preferred Stocks--3.1%
Germany--3.1%
  825            Fresenius AG                                         122,349
  196            Rhoen-Klinikum AG                                     17,896
  786            SAP AG                                               445,755
                 Total                                                586,000
                 Total Preferred Stocks (Cost--$478,293)              586,000
                 Total Investments--90.0% (Cost--$17,909,494)      16,907,136
                 Other assets in excess of liabilities--10.0%       1,874,740
                 Total Net Assets--100.0%                         $18,781,876
                         Notes to the Portfolio of Investments:

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

Industry sector diversification of the Top 50 Europe Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                                Percentage of
Industry Sector                  Net Assets
Chemicals                          12.2%
Industrial--Diversified             9.3%
Pharmaceuticals                     7.3%
Financial Services                  6.7%
Banking                             6.2%
Computer Software & Processing      5.9%
Electrical Equipment                5.3%
Commercial Services                 5.3%
Telephone Systems                   4.7%
Insurance                           4.6%
Beverages, Food & Tobacco           3.5%
Heavy Machinery                     3.1%
Electric Utilities                  2.7%
Oil & Gas                           2.6%
Health Care Providers               2.2%
Wholesalers                         2.0%
Communications                      1.9%
Medical Supplies                    1.9%
Food Retailers                      1.2%
Media--Broadcasting & Publishing    1.0%
Metals                              0.4%
 Total                             90.0%

The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                       Top 50 Asia Portfolio (US Dollar)
                                August 31, 1998

                                                                  Market
     Shares                       Description                     Value
COMMON STOCKS--89.6%
Australia--8.4%
  50,000           AMP Ltd.*                                    $  611,166
  106,000          Australia & New Zealand Banking Group Ltd.      534,987
  18,337           Broken Hill Proprietary Co. Ltd.                126,373
  8,000            National Australia Bank Ltd.                     98,852
  30,000           Woodside Petroleum Ltd.                         135,434
                   Total                                         1,506,812


Hong Kong--9.3%
        600,000  Cathay Pacific Airways Ltd.               437,465
        100,000  Cheung Kong Holdings Ltd.                 387,137
        300,000  Cheung Kong Infrastructure Holdings       522,635
        440,000  Founder Hong Kong, Ltd.                    75,517
         50,000  Sun Hung Kai Properties Ltd.              153,564
         30,000  Swire Pacific Ltd.-A                       86,525
                 Total                                   1,662,843
    India--3.4%
         30,000  Dr. Reddy's Laboratories Ltd.-GDR*        420,000
         12,000  ITC Ltd.-GDR                              195,960
                 Total                                     615,960
Indonesia--0.9%
        100,000  PT Gudang Garam Tbk                        75,893
        400,000  PT Telekomunikasi Indonesia                83,929
                 Total                                     159,822
   Japan--29.0%
         29,000  Bridgestone Corp.                         639,192
          8,000  Canon, Inc.                               162,438
         60,000  Fujitsu Ltd.                              608,079
         55,000  Minebea Co., Ltd.                         558,186
             80  Nippon Telegraph & Telephone Corp.        606,662
         40,000  Nomura Securities Co., Ltd.               388,377
         40,000  Shiseido Co., Ltd.                        382,424
          8,000  Sony Corp.                                584,550
         20,000  Takeda Chemical Industries                523,033
         33,000  Terumo Corp.                              623,281
          6,000  Toyota Motor Co.                          127,992
                 Total                                   5,204,214
   Korea--10.1%
         40,000  Korea Electric Power Corp.                520,958
         45,830  LG Electronics                            370,482
          9,000  Pohang Iron & Steel Co., Ltd.             299,775
         10,894  Samsung Display Devices Co.               285,397
         10,000  Samsung Electronics                       336,078
                 Total                                   1,812,690
 Malaysia--2.8%
        149,000  Malaysian Oxygen Bhd.                     174,949
        620,000  Nylex (Malaysia) Bhd.                     104,314
        188,200  O.Y.L. Industries Bhd.                    220,078
                 Total                                     499,341
 Philippines--4.1%
        640,000  Ayala Corp.                                90,490
        183,000  Benpres Holdings Corp.-GDR*               503,250
        160,000  San Miguel Corp.-Class B                  140,479
                 Total                                     734,219


Singapore--11.1%
  150,000          City Developments                                         263,439
  380,000          DBS Land Ltd.                                             216,043
  150,200          Development Bank of Singapore                             519,972
  10,000           Fraser & Neave Ltd.                                        15,930
  270,000          GP Batteries International Ltd.                           294,849
  160,000          Singapore Airlines Ltd.                                   684,492
                   Total                                                   1,994,725
Taiwan--5.9%
  62,500           Acer Inc.-GDR*                                            278,125
  40,000           Asustek Computer Inc.-GDR*                                278,000
  2,200            China Steel Corp.-GDR-144A                                 25,575
  3,600            President Enterprises Corp.-GDR-144A*                      24,120
  43,500           Taiwan Semiconductor Manufacturing Co., Ltd.-ADR*         462,188
                   Total                                                   1,068,008
United Kingdom--4.6%
  20,000           HSBC Holdings plc (Hong Kong Dollar)                      424,560
  50,000           Standard Chartered plc                                    402,552
                   Total                                                     827,112
                   Total Common Stocks (Cost--$21,504,770)                16,085,746
Convertible Preferred Stocks--0.8%
Australia--0.8%
  5,000            National Australia Bank Ltd.                              133,125
                   Total Convertible Preferred Stocks (Cost--$138,425)       133,125
Rights--0.1%
Korea--0.1%
  963              Samsung Electronics (Exp Date: 9/23/98)*                   11,247
                   Total Rights (Cost--$0)                                    11,247
                   Total Investments--90.4% (Cost--$21,643,195)           16,230,118
                   Other assets in excess of liabilities--9.6%             1,717,862
                   Total Net Assets--100.0%                              $17,947,980
                                Notes to the Portfolio of Investments:

* Non-income producing security.

ADR--American Depository Receipt
GDR--Global Depository Receipt
144A--Securities restricted for resale to Qualified Institutional Buyers.

The accompanying notes are an integral part of the financial statements.

Industry sector diversification of the Top 50 Asia Portfolio's investments as a percentage of net assets as of August 31, 1998 was as follows:

                              Percentage of
Industry Sector                Net Assets
Banking                          11.8%
Electronics                      11.4%
Airlines                          6.3%
Pharmaceuticals                   5.8%
Real Estate                       5.7%
Computer Software & Processing    5.4%
Industrial--Diversified           5.0%
Automotive                        4.3%
Telephone Systems                 3.8%
Insurance                         3.4%
Electrical Equipment              3.1%
Medical Supplies                  2.9%
Heavy Construction                2.9%
Electric Utilities                2.9%
Communications                    2.8%
Financial Services                2.2%
Cosmetics & Personal Care         2.1%
Metals                            1.8%
Computers & Information           1.5%
Beverages, Food & Tobacco         1.3%
Building Materials                1.2%
Chemicals                         1.0%
Office Equipment                  0.9%
Oil & Gas                         0.8%
Food Retailers                    0.1%
 Total                           90.4%

The accompanying notes are an integral part of the financial statements.

                            PORTFOLIO OF INVESTMENTS
                        Top 50 US Portfolio (US Dollar)
                                August 31, 1998

                                                     Market
    Shares                 Description               Value
Common Stocks--92.5%
Banking--6.0%
  10,800         Bank of New York Co. (The), Inc.   $261,221
  2,360          Citicorp                            255,175
  9,210          Household International, Inc.       340,194
                 Total                               856,590
Beverages, Food & Tobacco--5.8%
  2,700          Campbell Soup Co.                   136,013
  2,780          Coca-Cola (The) Co.                 181,048
  10,550         PepsiCo, Inc.                       292,103
  5,230          Philip Morris Co., Inc.             217,372
                 Total                               826,536
Building Materials--4.1%


         15,080  Home Depot, Inc.                            580,580
Chemicals--1.7%
          4,500  Monsanto Co.                                246,094
                 Commercial Services--3.1%
          8,900  Cendant Corp.*                              102,906
         10,140  Service Corp. International                 343,493
                 Total                                       446,399
Communications--2.5%
          5,040  Lucent Technologies, Inc.                   357,210
Computer Software & Processing--10.1%
          4,050  First Data Corp.                             83,784
          9,740  HBO & Co.                                   206,975
          7,100  IMS Health, Inc.                            390,500
          5,300  Microsoft Corp.*                            508,469
          9,000  PeopleSoft, Inc.*                           253,125
                 Total                                     1,442,853
Computers & Information--9.3%
          3,750  Cisco Systems, Inc.*                        307,031
          5,000  Diebold, Inc.                               109,375
          8,080  EMC Corp.*                                  365,115
          4,020  Hewlett-Packard Co.                         195,221
          8,480  Symbol Technologies, Inc.                   347,680
                 Total                                     1,324,422
Cosmetics & Personal Care--4.7%
          3,930  Estee Lauder Co. Class A                    231,379
          5,020  Gillette Co.                                206,448
          3,000  Procter & Gamble (The) Co.                  229,500
                 Total                                       667,327
Electric Utilities--1.7%
          9,150  AES Corp.*                                  249,338
Electrical Equipment--2.5%
          4,520  General Electric Co.                        361,600
Electronics--1.1%
          2,130  Intel Corp.                                 151,629
Entertainment & Leisure--1.4%
          7,350  Walt Disney (The) Co.                       201,666
Financial Services--1.6%
          4,140  Federal National Mortgage Association       235,204
Health Care Providers--0.6%
          4,580  HEALTHSOUTH Corp.*                           86,734
Heavy Machinery--0.4%
          3,250  U.S. Filter Corp.*                           58,500
Insurance--9.5%
          4,455  American International Group, Inc.          344,427
          3,650  Chubb Corp.                                 228,125


  1,075            General Re Corp.                                  223,063
  5,400            Marsh & McLennan Co., Inc.                        261,900
  6,950            UNUM Corp.                                        305,800
                   Total                                           1,363,315
Medical Supplies--4.8%
  3,370            Johnson & Johnson                                 232,530
  5,010            Medtronic, Inc.                                   257,389
  3,470            Perkin-Elmer (The) Corp.                          200,826
                   Total                                             690,745
Office Equipment--2.6%
  4,210            Xerox Corp.                                       369,691
Pharmaceuticals--8.0%
  5,660            Abbott Laboratories                               217,910
  2,840            Merck & Co., Inc.                                 329,263
  4,600            Pfizer, Inc.                                      427,800
  2,700            Warner-Lambert Co.                                176,175
                   Total                                           1,151,148
Retailers--6.2%
  7,700            AutoZone, Inc.*                                   199,719
  12,180           Staples, Inc.*                                    330,383
  6,120            Wal-Mart Stores, Inc.                             359,550
                   Total                                             889,652
Telephone Systems--4.8%
  5,700            Airtouch Communications, Inc.*                    320,625
  9,100            WorldCom, Inc.*                                   372,531
                   Total                                             693,156
                   Total Investments--92.5% (Cost--$14,225,636)   13,250,389
                   Other assets in excess of liabilities--7.5%     1,069,981
                   Total Net Assets--100.0%                      $14,320,370
                         Notes to the Portfolio of Investments:

*  Non-income producing security.
The accompanying notes are an integral part of the financial statements.


                      STATEMENTS OF ASSETS AND LIABILITIES
                              Deutsche Portfolios
                                August 31, 1998

                                                                              Top 50        Top 50       Top 50       Top 50
                                                                              World         Europe        Asia          US
                                                                            Portfolio     Portfolio    Portfolio    Portfolio
                                                                           (US Dollar)   (US Dollar)  (US Dollar)  (US Dollar)
Assets:
Investments, at value                                                        $9,906,916  $16,907,136  $16,230,118  $13,250,389
Cash                                                                            167,647    1,701,611    1,506,758    1,362,766
Foreign currency                                                                     --           --      305,063           --
Dividends receivable                                                             16,083       18,044       26,578        3,975
Interest receivable                                                               1,574        7,960        7,172        4,435
Receivable for investments sold                                                  84,425           --      614,277           --
Receivable for Investors' Beneficial Interest for contributions                      24      308,624           --       39,113
Unrealized appreciation on forward foreign currency contracts                        --           --       13,801           --
Deferred organization costs                                                      53,848       53,848       54,281       53,848
 Total assets                                                                10,230,517   18,997,223   18,758,048   14,714,526
Liabilities:
Payable for investments purchased                                               192,267           --      296,807      202,014
Unrealized depreciation on forward foreign currency contracts                        --           --       76,792           --
Payable to Investors' Beneficial Interest for withdrawals                            --           --      116,501           --
Investment management fees payable                                               76,939       87,638      189,797       70,740
Organization costs payable                                                       65,414       65,414       65,414       65,414
Accrued expenses and other liabilities                                           94,646       62,295       64,757       55,988
 Total liabilities                                                              429,266      215,347      810,068      394,156
 Net assets                                                                 $ 9,801,251  $18,781,876  $17,947,980  $14,320,370
Net Assets:
Applicable to Investors' Beneficial Interests                               $ 9,801,251  $18,781,876  $17,947,980  $14,320,370
Cost of investments                                                         $10,618,695  $17,909,494  $21,643,195  $14,225,636
Cost of foreign currency                                                    $    33,218  $        --  $   302,498  $        --
The accompanying notes are an integral part of the financial statements.

                            STATEMENTS OF OPERATIONS

                              Deutsche Portfolios
      For the period from Commencement of Operations to August 31, 1998(a)

                                                                              Top 50       Top 50        Top 50       Top 50
                                                                               World       Europe         Asia          US
                                                                             Portfolio    Portfolio    Portfolio     Portfolio
                                                                            (US Dollar)  (US Dollar)  (US Dollar)   (US Dollar)
Investment Income:
Dividend income                                                              $ 144,860    $ 164,915   $   347,997    $  59,683
Less: foreign withholding taxes                                                (14,338)     (38,245)      (41,835)          --
 Net dividend income                                                           130,522      126,670       306,162       59,683
Interest income (net of interest expense of $91,
$0, $985 and $5, respectively)                                                  23,521       49,847        82,024       29,188
 Total income                                                                  154,043      176,517       388,186       88,871
Expenses:
Investment management fees                                                      76,939       87,638       189,797       70,740
Operations agent fees                                                           67,036       66,445        61,738       66,335
Administrative agent fees                                                       36,556       36,556        35,112       36,556
Custody and accounting fees                                                     60,906       68,797        81,399       49,174
Legal and audit fees                                                            24,728       24,728        24,728       24,728
Trustees' fees and expenses                                                        120          120           120          120
Other expenses                                                                  11,188       11,094        12,586       11,144
Amortization of organization costs                                              12,064       12,064        11,631       12,064
 Total expenses                                                                289,537      307,442       417,111      270,861
 Net investment loss                                                          (135,494)    (130,925)      (28,925)    (181,990)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
 Investments                                                                   489,727      148,061    (4,388,274)    (166,914)
 Foreign currency transactions                                                 (18,271)      12,173       226,283           --
Net change in unrealized appreciation/depreciation on:
 Investments                                                                 (711,779)   (1,002,358)   (5,413,077)     (975,247)
 Foreign currency translations                                                    199           391       (67,447)           --
Net Realized and Unrealized Loss on
Investments and Foreign Currency                                             (240,124)     (841,733)   (9,642,515)   (1,142,161)
Net Decrease in Net Assets
Resulting from Operations                                                   $(375,618)  $  (972,658)  $(9,671,440)  $(1,324,151)

(a) Commencement of operations:                                               10/2/97       10/2/97      10/14/97       10/2/97
The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              Deutsche Portfolios

      For the period from Commencement of Operations to August 31, 1998(a)

                                                                               Top 50        Top 50        Top 50         Top 50
                                                                               World         Europe         Asia            US
                                                                             Portfolio     Portfolio      Portfolio     Portfolio
                                                                            (US Dollar)   (US Dollar)    (US Dollar)   (US Dollar)
Increase (Decrease) in Net Assets:
Operations--
Net investment loss                                                         $  (135,494)  $  (130,925)  $    (28,925)  $  (181,990)
Net realized gain (loss) on investments and foreign
currency transactions                                                           471,456       160,234     (4,161,991)     (166,914)
Net change in unrealized appreciation/depreciation on
investments and foreign currency translations                                  (711,580)   (1,001,967)    (5,480,524)     (975,247)
Net decrease in net assets resulting from operations                           (375,618)     (972,658)    (9,671,440)   (1,324,151)
Capital Transactions:
Proceeds from contributions                                                  12,443,494    25,907,115     40,430,598    23,011,759
Withdrawals                                                                  (2,277,739)   (6,163,693)   (12,822,290)   (7,378,350)
Net increase in net assets from capital transactions                         10,165,755    19,743,422     27,608,308    15,633,409
 Total increase in net assets                                                 9,790,137    18,770,764     17,936,868    14,309,258
Net Assets:
Beginning of period                                                              11,114        11,112         11,112        11,112
End of period                                                               $ 9,801,251   $18,781,876   $ 17,947,980   $14,320,370

(a) Commencement of operations:                                                 10/2/97       10/2/97       10/14/97       10/2/97
The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

                              Deutsche Portfolios

      For the period from Commencement of Operations to August 31, 1998(a)

                                                                     Top 50               Top 50       Top 50       Top 50
                                                                     World                Europe        Asia          US
                                                                   Portfolio             Portfolio    Portfolio    Portfolio
                                                                  (US Dollar)           (US Dollar)  (US Dollar)  (US Dollar)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                            $ 9,801     $ 18,782     $ 17,948    $  14,320
 Ratio of expenses to average net assets(b)                                      3.75%        3.49%        2.19%        3.24%
 Ratio of net investment loss to average net assets(b)                         (1.75)%      (1.49)%      (0.15)%      (2.18)%
 Portfolio turnover(c)                                                            125%          27%          54%          24%
(a) Commencement of operations:                                                10/2/97      10/2/97     10/14/97     10/2/97
(b)Annualized
(c)  Not annualized

The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENT

                              Deutsche Portfolios

                                August 31, 1998

Note 1--Organization

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to four of these Portfolios:
Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"), Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"), and Top 50 US Portfolio (US Dollar)("Top 50 US Portfolio").

The investment manager of the Portfolios is Deutsche Fund Management, Inc. ("DFM" or the "Manager"), an indirect subsidiary of Deutsche Bank AG. The investment objective of each Portfolio is primarily to achieve high capital appreciation and as a secondary objective, reasonable dividend income. The Portfolios commenced operations during October 1997.

The Portfolio Trust operates under a "Hub and Spoke(R)" structure where the beneficial interest holders of each respective Portfolio invest substantially all of their investable assets in the respective Portfolio("Hub and Spoke(R)" is a registered service mark of Signature Financial Group, Inc.). From time to time, a beneficial interest holder of each respective Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

The beneficial interest holders of the Portfolios at August 31, 1998 were as follows:

Top 50 World Portfolio:
  Deutsche Top 50 World Fund     $   258,001
  DB Top 50 World Fund             9,543,250
                                 $ 9,801,251
Top 50 Europe Portfolio:
  Deutsche Top 50 Europe Fund    $ 4,318,606
  DB Top 50 Europe Fund           14,463,270
                                 $18,781,876
Top 50 Asia Portfolio:
  Deutsche Top 50 Asia Fund      $    79,271
  DB Top 50 Asia Fund             17,868,709
                                 $17,947,980
Top 50 US Portfolio:
  Deutsche Top 50 US Fund        $ 2,469,432
  DB Top 50 US Fund               11,850,938
                                 $14,320,370


Note 2--Significant Accounting Policies

The Portfolio Trust prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios:

Investment Valuation

Securities listed on a U.S. securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities with a maturity of 60 days or more are based on the last sales price on a national securities exchange or in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchanges or at the average of the readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security. Any security for which market quotations are not readily available is priced in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolio Trust.

Forward Foreign Currency Contracts

The Portfolio Trust enters into forward foreign currency contracts with various counterparties for purposes of hedging its existing portfolio of investments and settling foreign investment transactions. Forward foreign currency contracts are over-the-counter contracts for delayed delivery of securities or currency in which the buyer agrees to buy and the seller agrees to deliver a specified security or currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the forward contract is closed, the Portfolio Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the close-out of the contract and the original contract price.

Investment Transactions

Investment transactions are recorded on trade date. Cost of securities sold is calculated using identified cost method. Dividend income is recorded on ex-dividend date and interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Such dividend and interest income is recorded net of the unrecoverable portion of any applicable foreign withholding tax.

Foreign Currency Translation

The books and records of the Portfolios are maintained in US Dollars. Assets and liabilities denominated in foreign currency amounts are translated at the spot foreign currency exchange rate in effect at the time net assets are valued. Purchases and sales of investment securities, income and expenses are reported at the prevailing exchange rate on the respective days of such transactions. The resultant realized and unrealized gains and losses arising from exchange rate fluctuations are identified separately in the Statements of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin. These include, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.



Federal Income Taxes

Each Portfolio is treated as a partnership under the U.S. Internal Revenue Code (the "Code"). Accordingly, each Portfolio will not be subject to any Federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. The determination of such share will be made in accordance with the applicable sections of the Code. It is intended that each Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the corresponding Portfolio.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Portfolio Trust which are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses not directly attributable to a specific Portfolio are allocated among the Portfolios in such a manner as deemed equitable by the Trustees.

Deferred Organization Costs

Organization costs incurred in connection with the organization and initial registration of the Portfolio Trust were paid initially by DFM and will be reimbursed by the Portfolios. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood Services Inc., distributor of the Deutsche Funds, Inc. of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization costs. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds, Inc. of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization costs of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

Note 3--Significant Agreements and Transactions with Affiliates

The Portfolio Trust has entered into an Investment Management Agreement (the "Management Agreement") with DFM. DFM retains overall responsibility for supervision of the investment management program for each Portfolio, except the Top 50 US Portfolio, but has delegated the day-to-day management of the investment operations of each Portfolio to DWS International Portfolio Management GmbH ("DWS"). Deutsche Bank Securities Investment Management ("DBSIM") is the investment adviser of the Top 50 US Portfolio. As compensation for the services rendered by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

Top 50 World Portfolio   1.00%
Top 50 Europe Portfolio  1.00%
Top 50 Asia Portfolio    1.00%
Top 50 US Portfolio      0.85%

The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services, DWS and DBSIM each receive a fee, paid by DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust has retained Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Federated Services Company receives, in its capacity as Administrator of the Deutsche Funds, Inc. and as Operations Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year.



The Portfolio Trust has entered into an agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). Pursuant to that agreement, IBT (Cayman) provides sub-administrative services to the Portfolios, for which it receives a fee from each Portfolio, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

From commencement of operations through August 31, 1998, affiliates of Deutsche Bank AG received brokerage commissions in the following amounts from each Portfolio as a result of executing agency transactions in portfolio securities:

Top 50 World Portfolio     $ 9,442
Top 50 Europe Portfolio    $15,174
Top 50 Asia Portfolio      $    --
Top 50 US Portfolio        $24,027

Certain trustees and officers of the Portfolios are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

Note 4--Investment Portfolio Transactions
Purchases and sales of investments, excluding short-term securities, for each Portfolio for the period from commencement of operations to August 31, 1998 were as follows:

               Top 50       Top 50       Top 50       Top 50
                World       Europe        Asia          US
              Portfolio    Portfolio    Portfolio    Portfolio
Purchases    $20,118,762  $20,698,857  $36,229,764  $16,446,800
Sales        $ 9,989,793  $ 2,937,424  $10,198,295  $ 2,054,250

At August 31, 1998, the cost of investments and the unrealized appreciation (depreciation) of investments for Federal income tax purposes for each Portfolio were as follows:

                                    Top 50        Top 50        Top 50        Top 50
                                    World         Europe         Asia           US
                                  Portfolio     Portfolio     Portfolio     Portfolio
Cost of Investments              $10,658,238   $17,931,706   $21,810,371   $14,235,112
Gross Unrealized Appreciation        427,941       910,537       123,492       779,348
Gross Unrealized Depreciation     (1,179,263)   (1,935,107)   (5,703,745)   (1,764,071)
Net Unrealized Depreciation         (751,322)   (1,024,570)   (5,580,253)     (984,723)

Note 5--Forward and Spot Foreign Currency Contracts

Certain Portfolios had forward and Spot foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The following contracts were open at August 31, 1998:

                                                         Local/       Foreign
                                           Settlement   Notional      Contract      Current    Unrealized
 Top 50 Asia Portfolio                        Date       Amount     U.S. $ Value  U.S. Value   Gain (Loss)
Purchase                 Hong Kong Dollar    11/16/98   16,000,000    $2,033,757   $2,022,663    $(11,094)
Sale                     Hong Kong Dollar     9/01/98    4,760,154    $  614,142   $  614,036    $    106
Sale                     Hong Kong Dollar    11/16/98   40,000,000    $5,070,351   $5,056,656    $ 13,695
Sale                     Japanese Yen        11/20/98  300,000,000    $2,085,796   $2,151,494    $(65,698)

Note 6--Off-Balance Sheet Risk and Concentration of Credit Risk

The Statements of Assets and Liabilities include the market or fair value of contractual commitments involving forward settlement contracts. These instruments may involve elements of market risk in excess of amounts reflected on the Statements of Assets and Liabilities.



Notional amounts are indicative only of the volume of activity; they are not a measure of market risk. Notional amounts of forward foreign currency contracts include both purchase and sale commitments. Market risk is influenced by the nature of the items that comprise a particular category of financial instruments and by the relationship among various off-balance sheet categories as well as the relationship between off-balance sheet items and items recorded on the Portfolios' Statements of Assets and Liabilities. Credit risk is measured by the loss the Portfolio would record if its counterparties failed to perform pursuant to terms of their obligations to the Portfolio. Because the Portfolios enter into forward foreign currency contracts, credit risk exists with counterparties. It is the policy of the Portfolios to transact the majority of its securities activity with broker-dealers, banks and regulated exchanges that the Manager considers to be well established.

Note 7--Line of Credit Agreement

The Portfolio Trust has established a revolving line of credit with Investors Bank and Trust Company ("IBT"). Borrowings under the line of credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio Trust. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the period ended August 31, 1998, the Portfolios periodically utilized the line of credit and incurred interest expense as disclosed in the Statements of Operations. At August 31, 1998, there were no borrowings outstanding under the line of credit agreement.

Note 8--Subsequent Event

On September 4, 1998, the Malaysian government enacted a ruling whereby foreign investors cannot repatriate proceeds on sales of Malaysian securities for one year following the settlement of the sale transaction. Accordingly, the Top 50 Asia Portfolio may be subject to these restrictions regarding its holdings of Malaysian securities, which represented 2.8% of the Top 50 Asia Portfolio's net assets at August 31, 1998.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Interest Holders of Deutsche Portfolios

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), and Top 50 US Portfolio (US Dollar), (four of the ten portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolio Trust") at August 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998


Directors of the Corporation and
Trustees of the Portfolio Trust

Edward C. Schmults
Robert H. Wadsworth
Werner Walbroel
G. Richard Stamberger
Christian Strenger

Officers of the Corporation

Brian A. Lee
Joseph Cheung
Robert R. Gambee
Laura Weber

Edgewood Services, Inc., Distributor
GO2332-04 (10/98)



                              DEUTSCHE FUNDS, INC.
                                    APPENDIX


A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Deutsche Top 50 Europe (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/2/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $9,851, and $11,315, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/2/97) to 8/31/98. The total return was (1.49)%.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Deutsche Top 50 Europe (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 3/30/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $8,854, and $9,385, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/30/98) to 8/31/98. The total return was (11.48)%.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche European Mid-Cap Fund (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/17/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $10,750, and $11,897, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/17/97) to 8/31/98. The total return was 7.50%.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche European Mid-Cap Fund (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 3/30/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $9,540, and $9,385, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/30/98) to 8/31/98. The total return was (4.60)%.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche German Equity Fund (the "Fund") are represented by a solid line. The MSCI Germany Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/17/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $10,924, and $12,619, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/17/97) to 8/31/98. The total return was 9.30%.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche German Equity Fund (the "Fund") are represented by a solid line. The MSCI Germany Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 3/16/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $9,604, and $10,001, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/16/98) to 8/31/98. The total return was (3.96)%.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche European Bond Fund (the "Fund") are represented by a solid line. The J.P. Morgan European Government Bond Index (the "JPMEG") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the JPMEG. The "x" axis reflects computation periods from 10/17/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPMEG. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPMEG. The ending values were $10,139, and $11,153, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/17/97) to 8/31/98. The total return was 1.38%.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche European Bond Fund (the "Fund") are represented by a solid line. The J.P. Morgan European Government Bond Index (the "JPMEG") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the JPMEG. The "x" axis reflects computation periods from 6/25/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the JPMEG. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the JPMEG. The ending values were $9,844, and $10,298, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (6/25/98) to 8/31/98. The total return was (1.56)%.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche European Mid-Cap Fund (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/17/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $10,750, and $11,897, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/17/97) to 8/31/98. The total return was 7.50%.

A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche European Mid-Cap Fund (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 3/30/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $9,540, and $9,385, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/30/98) to 8/31/98. The total return was (4.60)%.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche German Equity Fund (the "Fund") are represented by a solid line. The MSCI Germany Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/17/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $10,932, and $12,618, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/17/97) to 8/31/98. The total return was 9.32%.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche German Equity Fund (the "Fund") are represented by a solid line. The MSCI Germany Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 3/16/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $9,604, and $10,001, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/16/98) to 8/31/98. The total return was (3.96)%.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche Japanese Equity Fund (the "Fund") are represented by a solid line. The MSCI Japan Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/20/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $7,447, and $7,490, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/20/97) to 8/31/98. The total return was (25.53)%.

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche Japanese Equity Fund (the "Fund") are represented by a solid line. The MSCI Japan Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 8/10/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $9,200, and $8,861, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (8/10/98) to 8/31/98. The total return was (7.96)%.

A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche Global Bond Fund (the "Fund") are represented by a solid line. The J.P. Morgan Global Government Bond Index (the "JPGGB") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the JPGGB. The "x" axis reflects computation periods from 10/15/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPGGB. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPGGB. The ending values were $9,918, and $10,715, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/15/97) to 8/31/98. The total return was (0.83)%.

A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Deutsche European Bond Fund (the "Fund") are represented by a solid line. The J.P. Morgan European Government Bond Index (the "JPMEG") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the JPMEG. The "x" axis reflects computation periods from 10/17/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPMEG. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the JPMEG. The ending values were $10,138, and $11,153, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/17/97) to 8/31/98. The total return was 1.38%.

A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Deutsche European Bond Fund (the "Fund") are represented by a solid line. The J.P. Morgan European Government Bond Index (the "JPMEG") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the JPMEG. The "x" axis reflects computation periods from 6/25/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the JPMEG. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the JPMEG. The ending values were $9,844, and $10,298, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (6/25/98) to 8/31/98. The total return was (1.56)%.

A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Deutsche Top 50 World (the "Fund") are represented by a solid line. The MSCI World Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/2/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $9,336, and $9,675, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/2/97) to 8/31/98. The total return was (6.65)%.

A19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Deutsche Top 50 World (the "Fund") are represented by a solid line. The MSCI World Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 5/4/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $8,420, and $8,705, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (5/4/98) to 8/31/98. The total return was (15.79)%.

A20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Deutsche Top 50 Europe (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 10/2/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCI. The ending values were $9,851, and $11,315, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/2/97) to 8/31/98. The total return was (1.49)%.

A21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Deutsche Top 50 Europe (the "Fund") are represented by a solid line. The MSCI Europe Index (the "MSCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the MSCI. The "x" axis reflects computation periods from 3/30/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCI. The ending values were $8,854, and $9,385, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/30/98) to 8/31/98. The total return was (11.46)%.

A22. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Deutsche Top 50 Asia (the "Fund") are represented by a solid line. The MSCI Pacific ex Japan Index (the "MSCIEX") is represented by a broken line and the MSCI Pacific Index (the "MSCIP) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the MSCIEX, and the MSCIP. The "x" axis reflects computation periods from 10/14/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCIEX and the MSCIP. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the MSCIEX and the MSCIP. The ending values were $6,184, $5,324 and $6,483, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/14/97) to 8/31/98. The total return was (38.17)%.

A23. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Deutsche Top 50 Asia (the "Fund") are represented by a solid line. The MSCI Pacific ex Japan Index (the "MSCIEX") is represented by a broken line and the MSCI Pacific Index (the "MSCIP) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the MSCIEX, and the MSCIP. The "x" axis reflects computation periods from 5/5/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCIEX and the MSCIP. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the MSCIEX and the MSCIP. The ending values were $7,053, $6,979 and $8,066, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (5/5/98) to 8/31/98. The total return was (29.47)%.

A24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Deutsche Top 50 US (the "Fund") are represented by a solid line. The S&P 500 (the "S&P") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, and the S&P. The "x" axis reflects computation periods from 10/2/97 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P. The ending values were $9,541, and $10,108, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares total return from the commencement of operations of the Fund's Class A Shares (10/2/97) to 8/31/98. The total return was (4.59)%.

A25. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Deutsche Top 50 US (the "Fund") are represented by a solid line. The S&P 500 Index (the "S&P") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, and the S&P. The "x" axis reflects computation periods from 3/18/98 to 8/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P. The ending values were $8,330, and $8,689, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares total return from the inception date of the Fund's Class B Shares (3/18/98) to 8/31/98. The total return was (16.70)%.